As filed with the Securities and Exchange Commission on February 25, 2026
File No. 33-5852
File No. 811-4676

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Post-Effective Amendment No. 176
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and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 178
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HARBOR FUNDS
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor Funds 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	STEPHANIE A. CAPISTRON, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on March 1, 2026 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on     pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on     pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Harbor Funds
March 1, 2026
Harbor Funds	Retirement Class	Institutional Class	Administrative Class	Investor Class

Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	HNCVX	HACSX	HRCSX	HICSX
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor Core Plus Fund	HBFRX	HABDX	HRBDX	–
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Compounders Fund	HNICX	HSICX	–	HVICX
Harbor International Core Fund	HAORX	HAOSX	–	HAONX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	–	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
The Securities and Exchange Commission (SEC) has not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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1

Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)

Fund Summary
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.42%	0.50%	0.50%	0.59%
Total Annual Fund Operating Expenses	0.92%	1.00%	1.25%	1.34%
Expense Reimbursement[2]	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.63%	0.71%	0.96%	1.05%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.63%, 0.71%, 0.96%, and 1.05% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$64	$264	$481	$1,105
Institutional	$73	$290	$524	$1,198
Administrative	$98	$368	$658	$1,486
Investor	$107	$396	$706	$1,587

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities.
Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds; and preferred stocks that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund primarily invests in convertible bonds, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings (known as “junk bonds”). To assess the quality of unrated securities, the Subadviser evaluates an issuer’s probability of default using a proprietary default probability model that considers multiple variables, including capital structure of the firm, asset volatility, and annual cash outflows of interest and dividend payments. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers; however, the Fund may invest in securities denominated in other currencies.
The Subadvisor follows a systematic investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Insights are a means to express isolated drivers of returns that the Subadvisor believes are likely to generate excess returns over time.
Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on insights that seek to target company specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and valuation. The Subadvisor’s models consider data from multiple sources, including issuer specific information such as company cash flow, default risk, earnings expectations, and price volatility.
The Subadvisor expects that a majority of the Fund’s total returns in excess of that of the Fund’s benchmark will be generated from security selection of convertible securities. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadvisor measures risk at the portfolio level and on each instrument. The Subadvisor conducts performance measurement to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time.

2

Fund Summary
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)

Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on securities with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in convertible securities, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings. The Subadvisor does not target a given weighted average portfolio quality; this varies from time to time, depending on the level of assets allocated to such securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to risks associated with debt instruments, including interest rate and credit risk. The values of convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. Convertible securities generally tend to be of lower credit quality. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. The Subadvisor’s systematic investment process may lead the Fund to forego an opportunity to redeem, convert or sell a holding under advantageous circumstances, thereby resulting in a loss. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Convertible securities are generally junior to the company’s non-convertible debt so the company would normally have to pay interest on its nonconvertible debt before interest can be paid on the convertible securities. Credit risk may be higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment-grade.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade convertible securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Convertible securities are normally much more sensitive to interest rate changes when they are valued more like the company’s bonds than the company’s common stock, such as when the conversion price for the convertible security is well above the common stock price. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its convertible securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates

3

Fund Summary
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)

may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling specific convertible securities at prices the Subadvisor believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective March 1, 2023, Ares Systematic Credit Limited (formerly known as BlueCove Limited) (“Ares Systematic Credit”) became the Fund’s Subadvisor. Performance prior to that date is not attributable to Ares Systematic Credit.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
40
30
20
10
0
-10
-20
5.37
8.25
-0.20
18.16
31.90
2.52
-15.26
10.65
12.90
20.36
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.06%	Q2 2020
Worst Quarter	-13.17%	Q1 2020

4

Fund Summary
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)
Retirement Class* Before Taxes	20.45%	5.56%	8.85%	7.30%	03-01-2016
Institutional Class Before Taxes	20.36%	5.49%	8.77%	7.24%	05-01-2011
After Taxes on Distributions	19.34%	3.81%	6.60%	N/A
After Taxes on Distributions and Sale of Fund Shares	12.15%	3.56%	6.02%	N/A
Administrative Class Before Taxes	20.15%	5.17%	8.43%	6.93%	05-01-2011
Investor Class Before Taxes	19.97%	5.11%	8.37%	6.85%	05-01-2011
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index^	7.30%	-0.36%	2.01%	2.36%
ICE BofA U.S. Convertible Bond Index^^	17.98%	5.05%	11.22%	9.74%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore an appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

5

Fund Summary
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Ares Systematic Credit Limited (“Ares Systematic Credit”) has subadvised the Fund since 2023. Ares Systematic Credit Limited (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation.

Portfolio Managers
Ares Systematic Credit employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA Ares Systematic Credit Limited
Mr. Brodsky is Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2023.
Michael Harper, CFA Ares Systematic Credit Limited
Mr. Harper is Head of Portfolio Management of Ares Systematic Credit and has managed the Fund since 2023.
Benoy Thomas, CFA Ares Systematic Credit Limited
Mr. Thomas is Head of Credit of Ares Systematic Credit and has managed the Fund since 2023.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
Effective April 14, 2026, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders. On or about April 21, 2026, any outstanding Administrative Class shares will be automatically redeemed and the share class will be liquidated.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$1,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$1,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$1,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

6

Harbor Capital Appreciation Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.04%	0.12%	0.12%	0.21%
Total Annual Fund Operating Expenses	0.64%	0.72%	0.97%	1.06%
Fee Waiver[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.59%	0.67%	0.92%	1.01%
1 The Advisor has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.
2 Restated to reflect current fees for the Investor Class.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$60	$200	$352	$794
Institutional	$68	$225	$396	$890
Administrative	$94	$304	$531	$1,185
Investor	$103	$332	$580	$1,290

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations of at least $1 billion at the time of purchase and that the Subadvisor considers to have above average prospects for growth.
The Subadvisor uses a bottom-up approach, researching and evaluating individual companies, to manage the Fund’s portfolio. This research includes visits to companies and discussions with company management.
In selecting stocks for the Fund’s portfolio, the Subadvisor looks for companies that it believes have the following financial characteristics:
■
Superior absolute and relative earnings growth
■
Superior sales growth, improving sales momentum and high levels of unit growth
■
High or improving profitability
■
Strong balance sheets
In addition, the Subadvisor looks for companies that have actually achieved or exceeded expected earnings results and, in the opinion of the Subadvisor, are attractively valued relative to their growth prospects.
The Subadvisor focuses on stocks of companies that it believes have distinct attributes such as:
■
Strong market position with a defensible franchise
■
Unique marketing competence
■
Strong research and development leading to superior new product flow
■
Capable and disciplined management
The Subadvisor prefers companies that are in the early stages of demonstrating the above financial characteristics and other attributes.
The stocks of mid and large cap companies in the Fund’s portfolio are those the Subadvisor expects to maintain or achieve above average earnings growth. The Subadvisor integrates research regarding environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities into its investment process, and engages with certain companies on these topics when deemed material. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. Such ESG factors may not be determinative in deciding whether to include or exclude any particular investment in the portfolio and are not the sole considerations when making investment decisions and may be given more or less weight than other inputs in the investment selection process in a given investment decision. Sector allocations are the outcome of the Subadvisor’s bottom-up investment process and may, from time to time, result in more substantial investments in particular sectors. As of December 31, 2025, the Fund has a substantial investment in the information technology sector.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

7

Fund Summary
Harbor Capital Appreciation Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

8

Fund Summary
Harbor Capital Appreciation Fund

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

60
40
20
0
-20
-40
-60
Percent (%)
-1.07
36.59
-1.03
33.28
54.43
15.63
-37.72
53.74
30.46
13.95
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	34.29%	Q2 2020
Worst Quarter	-25.49%	Q2 2022
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Capital Appreciation Fund
Retirement Class* Before Taxes	14.04%	10.57%	16.40%	12.73%	03-01-2016
Institutional Class Before Taxes	13.95%	10.48%	16.31%	12.71%	12-29-1987
After Taxes on Distributions	11.25%	8.57%	14.06%	N/A
After Taxes on Distributions and Sale of Fund Shares	10.25%	8.06%	13.09%	N/A
Administrative Class Before Taxes	13.67%	10.21%	16.02%	12.40%	11-01-2002
Investor Class Before Taxes	13.55%	10.08%	15.89%	12.25%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	11.45%
Russell 1000® Growth Index^^	18.56%	15.32%	18.13%	12.01%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

9

Fund Summary
Harbor Capital Appreciation Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Jennison Associates LLC (“Jennison”) has subadvised the Fund since 1990.

Portfolio Managers
The co-portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2019.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2019.
Owuraka Koney, CFA Jennison Associates LLC
Mr. Koney is a Managing Director, a Large Cap Growth Equity Portfolio Manager and an Equity Research Analyst of Jennison and has co-managed the Fund since 2025.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

10

Harbor Core Bond Fund

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.05%	0.13%
Total Annual Fund Operating Expenses	0.28%	0.36%
Expense Reimbursement[1]	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.26%	0.34%
1 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.26% and 0.34% for the Retirement Class and Institutional Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$27	$88	$155	$354
Institutional	$35	$114	$200	$454

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45%.
Principal Investment Strategy
The Fund invests primarily in investment-grade fixed income securities of issuers located in the U.S. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include bonds, debt securities and other similar instruments issued by various public- or private-sector entities.
The Subadvisor’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer,
■
A detailed review of the structural features of the security, and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadvisor evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadvisor’s analysis also includes a detailed review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral. For securitized bonds (such as mortgage-backed and asset-backed), the Subadvisor assesses factors such as issue sponsorship, structure, deal history, regulation, and liquidity.
The Subadvisor also evaluates issuers with respect to environmental, social and governance (“ESG”) factors and integrates consideration of these factors into its investment process. The Subadvisor may also engage with companies on ESG-related matters. The relevance and weight of specific ESG considerations may vary by issuer and depending on the industry, sector, geographic region or other factors and the nature of the issuer’s core business. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Subadvisor believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadvisor sets sector allocations based on its views of relative values between sectors and opportunities at the security level. A comprehensive risk overlay also influences portfolio construction. The Subadvisor systematically measures and monitors the Fund’s key risk exposures. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadvisor believes will be attractive expected return, reasonable risk exposures, and adequate liquidity.
At times, the Fund may invest a large percentage of its assets in investment-grade mortgage-backed and asset-backed securities.
Credit Quality: The Fund invests primarily in investment-grade securities.

11

Fund Summary
Harbor Core Bond Fund

Duration: The Fund’s average duration, as calculated by the Subadvisor, is normally equal to that of its benchmark, plus or minus 10%. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2025 was 5.97 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a contractual instrument owned by the Fund could default on its obligation.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities are subject to credit, interest rate, extension, prepayment, and other risks. For mortgage and other asset-backed securities in the Fund’s portfolio that have embedded leverage, small changes in interest or prepayment rates may cause large and sudden price movements.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It

12

Fund Summary
Harbor Core Bond Fund

is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares

15
10
5
0
-5
-10
-15
Percent (%)
8.59
9.10
-1.66
-13.36
5.73
1.56
7.02
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.53%	Q4 2023
Worst Quarter	-5.96%	Q1 2022

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized		Inception Date
		Five Years	Since Inception
Harbor Core Bond Fund
Retirement Class Before Taxes	7.10%	-0.34%	2.23%	06-01-2018
Institutional Class Before Taxes	7.02%	-0.42%	2.15%	06-01-2018
After Taxes on Distributions	5.06%	-1.85%	0.70%
After Taxes on Distributions and Sale of Fund Shares	4.12%	-0.93%	1.05%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for the Retirement Class of shares will vary.

13

Fund Summary
Harbor Core Bond Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Income Research + Management (“IR+M”) has subadvised the Fund since 2018.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2018.
Mike Sheldon, CFA Income Research + Management
Mr. Sheldon is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2025.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2018.
Wesly Pate, CFA Income Research + Management
Mr. Pate is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Ginny Schiappa, CFA Income Research + Management
Ms. Schiappa is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class
Regular	$1,000,000	$1,000
Individual Retirement Account (IRA)	$1,000,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.

14

Fund Summary
Harbor Core Bond Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

15

Harbor Core Plus Fund

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.05%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.30%	0.38%	0.63%
Expense Reimbursement[1]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.30%	0.38%	0.63%
1 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.30%, 0.38%, and 0.63% for the Retirement Class, Institutional Class, and Administrative Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$31	$97	$169	$381
Institutional	$39	$122	$213	$480
Administrative	$64	$202	$351	$786

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44%.
Principal Investment Strategy
The Fund invests primarily in U.S. dollar denominated fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include, but are not limited to: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; corporate debt securities; municipal debt securities; U.S. dollar-denominated debt of foreign issuers; and securitized securities including mortgage-backed and asset-backed securities, which may also include non-agency mortgage-backed securities. These securities may have different types of interest rate payment and reset terms.
The Subadvisor’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer;
■
A detailed review of the structural features of the security; and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadvisor evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadvisor’s analysis also includes a detailed review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral. For securitized bonds (such as mortgage-backed and asset-backed), the Subadvisor assesses factors such as issue sponsorship, structure, deal history, regulation, and liquidity.
The Subadvisor also evaluates issuers with respect to environmental, social and governance (“ESG”) factors and integrates consideration of these factors into its investment process. The Subadvisor may also engage with companies on ESG-related matters. The relevance and weight of specific ESG considerations may vary by issuer and depending on the industry, sector, geographic region or other factors and the nature of the issuer’s core business. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Subadvisor believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadvisor sets sector allocations based on its views of relative values between sectors and opportunities at the security level. A comprehensive risk overlay also influences portfolio construction. The Subadvisor systematically measures and monitors the Fund’s key risk exposures. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadvisor believes will be attractive expected return, reasonable risk exposures, and adequate liquidity. The Fund may invest up to 10% of its total assets in preferred stock and convertible securities.

16

Fund Summary
Harbor Core Plus Fund

Credit Quality: The Fund invests primarily in investment-grade securities, but may invest up to 25% of its total assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds, as rated by Moody’s Investor Service, Inc., Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, as determined by the Fund’s Subadvisor.
Duration: The Fund’s average duration, as calculated by the Subadvisor, is normally equal to that of its benchmark, plus or minus 0.5 years. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2025 was 5.97 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities are subject to credit, interest rate, extension, prepayment, and other risks. For mortgage and other asset-backed securities in the Fund’s portfolio that have embedded leverage, small changes in interest or prepayment rates may cause large and sudden price movements.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to risks associated with debt instruments, including interest rate and credit risk. The values of convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. Convertible securities generally tend to be of lower credit quality. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Municipal Risk: Municipal securities are debt issues of governmental bodies, other than the U.S. Government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly

17

Fund Summary
Harbor Core Plus Fund

constituted agencies and instrumentalities. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable. The interest on these issues generally is not included in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected.
Preferred Securities Risk: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Effective February 2, 2022, IR+M became the Fund’s Subadvisor. Performance prior to that date is not attributable to IR+M.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares

Percent (%)
15
10
5
0
-5
-10
-15
3.24
4.90
-0.20
8.43
8.88
-0.64
-13.22
6.70
2.56
7.28
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.76%	Q4 2023
Worst Quarter	-5.74%	Q1 2022

18

Fund Summary
Harbor Core Plus Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Core Plus Fund
Retirement Class* Before Taxes	7.45%	0.39%	2.68%	6.04%	06-01-2018
Institutional Class Before Taxes	7.28%	0.24%	2.59%	6.01%	12-29-1987
After Taxes on Distributions	5.26%	-1.35%	1.04%	N/A
After Taxes on Distributions and Sale of Fund Shares	4.28%	-0.51%	1.30%	N/A
Administrative Class Before Taxes	7.11%	0.01%	2.34%	3.84%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index^	7.30%	-0.36%	2.01%	5.37%
*
Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Administrative Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Income Research + Management (“IR+M”) has subadvised the Fund since 2022.
Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2022.
Mike Sheldon, CFA Income Research + Management
Mr. Sheldon is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2025.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2022.

19

Fund Summary
Harbor Core Plus Fund

Wesly Pate, CFA Income Research + Management
Mr. Pate is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Ginny Schiappa, CFA Income Research + Management
Ms. Schiappa is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]
Regular	$1,000,000	$1,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$1,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$1,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including:
(i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

20

Harbor Diversified International All Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.10%	0.18%	0.18%	0.27%
Total Annual Fund Operating Expenses	0.85%	0.93%	1.18%	1.27%
Expense Reimbursement[2]	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.75%	0.83%	1.08%	1.17%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.75%, 0.83%, 1.08%, and 1.17% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$77	$261	$462	$1,040
Institutional	$85	$286	$505	$1,134
Administrative	$110	$365	$639	$1,423
Investor	$119	$393	$687	$1,525

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies, including those located in emerging market countries.
The Subadvisor’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadvisor broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadvisor uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadvisor. Companies that the Subadvisor finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadvisor’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments. As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) sustainability factors that it believes may

21

Fund Summary
Harbor Diversified International All Cap Fund

have a material impact on an issuer and the value of its securities. As a result, the key ESG sustainability-related considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin (including Japan) and Emerging Markets. The Subadvisor maintains an aggregate portfolio that is broadly regionally neutral relative to the region weightings in the Fund’s benchmark index. The portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 200 and 300 companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Capital Cycle Risk: The Subadvisor’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

22

Fund Summary
Harbor Diversified International All Cap Fund

Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
40
30
20
10
0
-10
-20
-0.01
24.56
-13.80
23.82
8.26
10.18
-14.30
14.61
3.47
30.35
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	19.80%	Q4 2020
Worst Quarter	-27.37%	Q1 2020
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Diversified International All Cap Fund
Retirement Class* Before Taxes	30.52%	7.93%	7.78%	7.40%	03-01-2016
Institutional Class Before Taxes	30.35%	7.86%	7.70%	7.32%	11-02-2015
After Taxes on Distributions	27.79%	6.80%	6.93%	N/A
After Taxes on Distributions and Sale of Fund Shares	19.48%	6.09%	6.17%	N/A
Administrative Class Before Taxes	30.12%	7.60%	7.44%	7.06%	11-02-2015
Investor Class Before Taxes	29.89%	7.47%	7.31%	6.93%	11-02-2015
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND) Index^	32.39%	7.91%	8.41%	7.87%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

23

Fund Summary
Harbor Diversified International All Cap Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Marathon Asset Management Limited (“Marathon-London”) has subadvised the Fund since 2015.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Marathon-London’s Board of Directors is responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Charles Carter Marathon Asset Management Limited
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Nick Longhurst Marathon Asset Management Limited
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: JAPAN
William J. Arah Marathon Asset Management Limited
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: PACIFIC
Justin Hill Marathon Asset Management Limited
Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Toma Kobayashi Marathon Asset Management Limited
Mr. Kobayashi is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2022.
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy Marathon Asset Management Limited
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
REGIONAL FOCUS: NORTH AMERICA
Robert Anstey Marathon Asset Management Limited
Mr. Anstey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.

24

Fund Summary
Harbor Diversified International All Cap Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

25

Harbor International Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.06%	0.14%	0.14%	0.23%
Total Annual Fund Operating Expenses	0.81%	0.89%	1.14%	1.23%
Expense Reimbursement[2]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.72%	0.80%	1.05%	1.14%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.72%, 0.80%, 1.05%, and 1.14% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$74	$250	$441	$993
Institutional	$82	$275	$484	$1,088
Administrative	$107	$353	$619	$1,378
Investor	$116	$381	$667	$1,481

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies located principally in developed markets across Europe and Asia Pacific.
The Subadvisor’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadvisor broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadvisor uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadvisor. Companies that the Subadvisor finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadvisor’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years

26

Fund Summary
Harbor International Fund

or more for individual company investments. As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) sustainability factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG sustainability-related considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin (including Japan) and Emerging Markets. The Subadvisor maintains an aggregate portfolio that is broadly regionally neutral relative to the region weightings in the Fund’s benchmark index. The portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 200 and 300 companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Capital Cycle Risk: The Subadvisor’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation

27

Fund Summary
Harbor International Fund

are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective August 22, 2018, Marathon Asset Management Limited (“Marathon-London”) became the Fund’s Subadvisor. Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

40
30
20
10
0
-10
-20
-30
Percent (%)
0.25
22.90
-17.96
22.52
11.09
9.52
-13.79
16.12
4.23
28.39
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	19.40%	Q4 2022
Worst Quarter	-24.85%	Q1 2020

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Fund
Retirement Class* Before Taxes	28.49%	8.05%	7.35%	9.88%	03-01-2016
Institutional Class Before Taxes	28.39%	7.97%	7.28%	9.86%	12-29-1987
After Taxes on Distributions	27.22%	7.13%	5.61%	N/A
After Taxes on Distributions and Sale of Fund Shares	17.44%	6.12%	5.40%	N/A
Administrative Class Before Taxes	28.07%	7.70%	7.01%	8.37%	11-01-2002
Investor Class Before Taxes	27.92%	7.58%	6.88%	8.23%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND) Index^	31.22%	8.92%	8.18%	5.91%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

28

Fund Summary
Harbor International Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Marathon-London has subadvised the Fund since August 2018.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Marathon-London’s Board of Directors is responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Charles Carter Marathon Asset Management Limited
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Nick Longhurst Marathon Asset Management Limited
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: JAPAN
William J. Arah Marathon Asset Management Limited
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: PACIFIC
Justin Hill Marathon Asset Management Limited
Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Toma Kobayashi Marathon Asset Management Limited
Mr. Kobayashi is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2022.
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy Marathon Asset Management Limited
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.

29

Fund Summary
Harbor International Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

30

Harbor International Compounders Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Investor Class
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.28%	0.36%	0.45%
Total Annual Fund Operating Expenses	0.78%	0.86%	1.20%
Expense Reimbursement[2]	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.55%	0.63%	0.97%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.55%, 0.63%, and 0.97% for the Retirement Class, Institutional Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$56	$226	$411	$945
Institutional	$64	$251	$454	$1,040
Investor	$99	$358	$638	$1,434

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal circumstances) in common stock of non-U.S. companies, including those located in emerging market countries. The investment strategy utilized by C WorldWide Asset Management Fondsmaeglerselskab A/S, the Fund’s subadvisor (the “Subadvisor”), focuses on identifying companies with market capitalizations of at least $5 billion at the time of acquisition the Subadvisor believes are “compounders.” Companies with market capitalizations of $5 billion or more include mid-and large-capitalization companies. A company is considered a “compounder” if, in the Subadvisor’s view, it is expected to experience sustainable growth and compound its earnings over the long-term investment horizon (generally defined as five years or more).
In seeking to identify companies for the Fund’s portfolio, the Subadvisor conducts qualitative assessments of companies, including, among other criteria, each company’s business model, management, and financial and valuation metrics. The Subadvisor seeks to identify what it believes to be high-quality companies with consistent, recurring revenues; stable free cash flows (consistent levels of cash left after paying expenses); and sustainable returns on invested capital (a level of return on investment that can be maintained over the long term). The Subadvisor aims to construct a portfolio of companies exposed to diverse structural growth themes (i.e., a variety of potential drivers of growth). The investment process generally results in a portfolio of 25-30 companies and, from time to time, may result in more substantial investments in particular countries, geographic regions or sectors. Country, geographic region and sector allocations are the outcome of the Subadvisor’s stock selection process.
The Subadvisor’s assessment of a company’s business practices includes a consideration of environmental, social and governance (“ESG”) factors. In incorporating ESG factors into its investment process, the Subadvisor seeks to identify sustainable growth companies that follow good business practices. In the Subadvisor’s view, these are companies with strong corporate governance practices and ethics, laying the foundation for a sustainable business model. The Subadvisor’s assessment is based on its internal research as well as third-party data. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the business of each issuer.
The Subadvisor’s approach to portfolio selection is based on fundamental research informed by visiting companies, participating in investment workshops and seminars, generating proprietary research and reviewing third-party research. The Subadvisor’s fundamental evaluation of stocks is dependent on a combination of factors, including risk return considerations, market sentiment (i.e., the overall optimism or pessimism of investors with respect to a stock) and economic data.
The Fund may also invest in depositary receipts. The Fund may invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Subadvisor maintains a long-term investment horizon. The Subadvisor monitors investments for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The Subadvisor also may consider selling a security if the Subadvisor develops alternative investment ideas or in order to meet redemption requests.

31

Fund Summary
Harbor International Compounders Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.
Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small

32

Fund Summary
Harbor International Compounders Fund

or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Participatory Notes Risk: The return on a P-note is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisors' judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadvisor potentially will be prevented from investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	10.32%	Q2 2025
Worst Quarter	-9.59%	Q4 2024

33

Fund Summary
Harbor International Compounders Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor International Compounders Fund
Retirement Class Before Taxes	19.00%	6.50%	03/01/2024
Institutional Class Before Taxes	18.78%	6.37%	03/01/2024
After Taxes on Distributions	18.53%	6.21%
After Taxes on Distributions and Sale of Fund Shares	11.45%	4.93%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND) Index	32.39%	18.53%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
C WorldWide Asset Management
Fondsmaeglerselskab A/S (“C WorldWide”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Bo Almar Knudsen C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Knudsen is the Chief Executive Officer and Portfolio Manager of C WorldWide and has co-managed the Fund since 2024.
Bengt Seger C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Seger is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2024.
Peter O’Reilly C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. O’Reilly is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2024.
Mattias Kolm C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Kolm is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2024.

34

Fund Summary
Harbor International Compounders Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Investor Class
Regular	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including:
(i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

35

Harbor International Core Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.11%	0.19%	0.28%
Total Annual Fund Operating Expenses	0.86%	0.94%	1.28%
Expense Reimbursement[2]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.77%	0.85%	1.19%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, and 1.19% for the Retirement Class, Institutional Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$265	$468	$1,052
Institutional	$87	$291	$511	$1,146
Investor	$121	$397	$694	$1,537

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of non-U.S. equity securities. The Fund invests primarily in the stocks of foreign companies located in developed markets, but it may also invest up to 15% of its assets in the securities of companies located in emerging markets. The Fund invests in stocks across the market capitalization spectrum.
The Subadvisor manages the Fund using an active, quantitative investment strategy. In selecting investments for the Fund, the Subadvisor forecasts expected returns for global equity markets and individual securities using a range of quantitative factors, including:
■
Valuation
■
Earnings
■
Quality
■
Price patterns
■
Economic data
■
Risk
The Subadvisor emphasizes those factors that it believes to have proven most effective in predicting returns.
In constructing the Fund’s portfolio, the Subadvisor considers the company, country, and industry weightings of the Fund’s benchmark index, the MSCI EAFE Index, as well as the portfolio’s level of risk, estimated transaction costs, liquidity, and other considerations. In making buy and sell decisions, the Subadvisor analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire universe of companies. The Subadvisor also considers companies’ environmental, social and governance (“ESG”) initiatives that it believes may have a material impact on an issuer and the value of its securities. The Subadvisor engages with company management and seeks to identify inconsistencies between stated positions and actions. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Subadvisor purchases securities that in its view have higher risk-adjusted expected returns and sells securities that in its view have lower risk-adjusted expected returns, provided that the costs of implementing the purchases and sales of such securities do not exceed the expected value added to the portfolio of such investment decisions, as determined by the Subadvisor. Throughout this process, the Subadvisor utilizes proprietary quantitative models to make its assessments and, except in very limited circumstances, follows the output of those models when making buy and sell decisions for the Fund’s portfolio.
The equity securities in which the Fund invests include common stocks as well as preferred securities and securities issued by real estate investment trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and other similar depositary receipts, which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.

36

Fund Summary
Harbor International Core Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.

37

Fund Summary
Harbor International Core Fund

High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
REIT Risk: REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

40
30
20
10
0
-10
-20
Percent (%)
13.33
19.19
-15.22
13.72
11.42
35.72
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.47%	Q2 2020
Worst Quarter	-20.62%	Q1 2020

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized		Inception Date
		Five Years	Since Inception
Harbor International Core Fund
Retirement Class Before Taxes	35.92%	11.78%	11.96%	03-01-2019
Institutional Class Before Taxes	35.72%	11.69%	11.87%	03-01-2019
After Taxes on Distributions	34.83%	10.72%	11.07%
After Taxes on Distributions and Sale of Fund Shares	21.72%	9.16%	9.52%
Investor Class Before Taxes	35.30%	11.28%	11.46%	03-01-2019
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND) Index	31.22%	8.92%	9.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Investor Class of shares will vary.

38

Fund Summary
Harbor International Core Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Acadian Asset Management LLC (“Acadian”) has subadvised the Fund since 2019.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Brendan O. Bradley, Ph.D. Acadian Asset Management LLC
Mr. Bradley is an Executive Vice President and Chief Investment Officer at Acadian and has managed the Fund since its inception in 2019.
Fanesca Young, Ph.D., CFA Acadian Asset Management LLC
Ms. Young is a Senior Vice President and Director of Equity Portfolio Management at Acadian and has managed the Fund since 2023.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Investor Class
Regular	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

39

Harbor International Small Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.14%	0.22%	0.22%	0.31%
Total Annual Fund Operating Expenses	0.99%	1.07%	1.32%	1.41%
Expense Reimbursement[2]	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.82%	0.90%	1.15%	1.24%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.82%, 0.90%, 1.15%, and 1.24% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$84	$298	$531	$1,198
Institutional	$92	$323	$574	$1,290
Administrative	$117	$402	$707	$1,575
Investor	$126	$430	$755	$1,676

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of foreign companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small cap companies. The Fund defines small cap companies as those with market capitalizations that fall within the range of the MSCI EAFE (Europe, Australasia and Far East) Small Cap (ND) Index at the time of purchase. As of December 31, 2025, the range of the Index was $156 million to $13.08 billion, but it is expected to change frequently.
The Subadvisor’s investment process utilizes a range of screening and idea sourcing methodologies to shrink the universe of securities to a manageable level. The Subadvisor primarily utilizes bottom-up research to identify companies with attractive valuations, as determined by the Subadvisor, while taking into account macro-economic considerations. The Subadvisor’s evaluation of companies includes an analysis of the corporate governance framework. The Subadvisor looks to identify companies that:
■
demonstrate traditional value metrics primarily on a price to book, price to earnings, and/or dividend yield basis;
■
have well-capitalized and transparent balance sheets and funding sources; and
■
they believe have business models that are undervalued by the market.
From time to time, the investment process may result in substantial investments in one or more sectors, geographic regions and/or countries.
The Subadvisor may sell or trim a holding when the investment thesis with respect to a holding is realized or the investment thesis is negatively impacted by macro-economic, industry or company-specific considerations. The Subadvisor may also sell or trim a holding in order to manage position-size risk and/or if a more attractive investment opportunity is identified. As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
Up to 15% of the Fund’s total assets may be invested in emerging market companies, which the Fund defines as those countries included in the MSCI Emerging Markets Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia. The Fund also may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depository Receipts (GDRs) (collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.

40

Fund Summary
Harbor International Small Cap Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks

41

Fund Summary
Harbor International Small Cap Fund

on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective May 23, 2019, Cedar Street Asset Management LLC (“Cedar Street”) became the Fund’s Subadvisor.  Performance prior to that date is not attributable to Cedar Street.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

50
40
30
20
10
0
-10
-20
-30
Percent (%)
37.66
-19.38
22.13
8.18
17.11
-8.29
9.18
-0.77
24.76
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	21.41%	Q4 2020
Worst Quarter	-29.16%	Q1 2020

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized		Inception Date
		Five Years	Since Inception
Harbor International Small Cap Fund
Retirement Class* Before Taxes	24.90%	7.82%	8.58%	02-01-2016
Institutional Class Before Taxes	24.76%	7.74%	8.51%	02-01-2016
After Taxes on Distributions	21.97%	6.48%	7.67%
After Taxes on Distributions and Sale of Fund Shares	16.21%	5.97%	6.88%
Administrative Class Before Taxes	24.48%	7.48%	8.23%	02-01-2016
Investor Class Before Taxes	24.34%	7.37%	8.11%	02-01-2016
Comparative Indices (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND) Index^	31.22%	8.92%	8.99%
MSCI EAFE Small Cap (ND) Index^^	31.83%	5.62%	8.30%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

42

Fund Summary
Harbor International Small Cap Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Cedar Street has subadvised the Fund since 2019.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Jonathan P. Brodsky Cedar Street
Mr. Brodsky, Founder and Principal at Cedar Street, has co-managed the Fund since 2019.
Waldemar A. Mozes Cedar Street
Mr. Mozes is the Director of Investments, Portfolio Manager, and Partner at Cedar Street and has co-managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
Effective April 14, 2026, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders. On or about
April 21, 2026, any outstanding Administrative Class shares will be automatically redeemed and the share class will be liquidated.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

43

Harbor Large Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.04%	0.12%	0.12%	0.21%
Total Annual Fund Operating Expenses	0.64%	0.72%	0.97%	1.06%
Expense Reimbursement[2]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.61%	0.69%	0.94%	1.03%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.61%, 0.69%, 0.94%, and 1.03% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$62	$202	$354	$796
Institutional	$70	$227	$398	$892
Administrative	$96	$306	$533	$1,187
Investor	$105	$334	$582	$1,291

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of large cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large cap companies.
The Fund defines large cap companies as those with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2025, the range of the Index was $1 billion to $3.79 trillion, but it is expected to change frequently.
The Subadvisor employs a fundamental, bottom-up research driven approach to identify approximately 35 to 45 companies for investment by the Fund. The Subadvisor focuses on those companies that it believes are higher quality businesses that are undervalued by the market relative to what the Subadvisor believes to be their fair value.
The Subadvisor seeks to identify higher quality companies by focusing on the following attributes:
■
Attractive business fundamentals
■
Strong financials
■
Experienced, motivated company management
■
High and/or consistently improving market position, return on invested capital and operating margins
The Subadvisor then assesses the attractiveness of the valuations of those higher quality companies by analyzing a variety of valuation metrics, such as cash flow return on enterprise value, price-to-earnings, sales and free cash flow ratios and break-up values, among others.
The Subadvisor looks for potential catalysts for the company’s business that could help unlock what the Subadvisor believes is the company’s true value, including:
■
Productive use of strong free cash flow
■
Restructuring and/or productivity gains
■
Change in management or control
■
Innovative, competitively superior products
■
Accretive acquisitions or divestitures
The Subadvisor also considers environmental, social and governance (“ESG”) factors to be integral components of its analysis and engages with companies on these topics. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
The Subadvisor may sell a holding if the value potential is realized, if warning signals emerge of fundamental deterioration, or if the valuation is no longer compelling relative to other investment opportunities.

44

Fund Summary
Harbor Large Cap Value Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

45

Fund Summary
Harbor Large Cap Value Fund

Performance
Effective May 25, 2012, Aristotle Capital Management, LLC (“Aristotle”) became the Fund’s Subadvisor. Performance prior to that date is not attributable to Aristotle.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
40
30
20
10
0
-10
-20
17.13
22.31
-8.95
32.84
14.43
24.96
-14.94
19.67
7.45
11.07
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	20.89%	Q2 2020
Worst Quarter	-24.01%	Q1 2020
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Large Cap Value Fund
Retirement Class Before Taxes	11.11%	8.79%	11.72%	10.19%	03-01-2016
Institutional Class Before Taxes	11.07%	8.70%	11.65%	10.17%	12-29-1987
After Taxes on Distributions	6.28%	6.74%	10.24%	N/A
After Taxes on Distributions and Sale of Fund Shares	9.95%	6.72%	9.46%	N/A
Administrative Class Before Taxes	10.77%	8.42%	11.35%	9.53%	11-01-2002
Investor Class Before Taxes	10.71%	8.32%	11.23%	9.39%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	11.45%
Russell 1000® Value Index^^	15.91%	11.33%	10.53%	10.52%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

46

Fund Summary
Harbor Large Cap Value Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Aristotle Capital Management, LLC (“Aristotle”) has subadvised the Fund since 2012.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Howard Gleicher, CFA Aristotle Capital Management, LLC
Mr. Gleicher is the Chief Executive Officer and Chief Investment Officer of Aristotle and has managed the Fund since 2012.
Gregory D. Padilla, CFA Aristotle Capital Management, LLC
Mr. Padilla is a Portfolio Manager and Senior Global Research Analyst of Aristotle and has managed the Fund since 2018.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
Effective April 14, 2026, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders. On or about
April 21, 2026, any outstanding Administrative Class shares will be automatically redeemed and the share class will be liquidated.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

47

Harbor Mid Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.10%	0.18%	0.27%
Total Annual Fund Operating Expenses	0.85%	0.93%	1.27%
Expense Reimbursement[2]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.80%	0.88%	1.22%
1 Restated to reflect current fees for the Investor Class.
2 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.80%, 0.88%, and 1.22% for the Retirement Class, Institutional Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$266	$466	$1,044
Institutional	$90	$291	$510	$1,138
Investor	$124	$398	$692	$1,530

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. mid cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies.
The Fund defines mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2025, the range of the Index was $1.03 billion to $101.64 billion, but it is expected to change frequently.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The Subadvisor employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company executes according to the Subadvisor’s investment thesis and the market recognizes it in the stock’s valuation;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 50 to 70 companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources.

48

Fund Summary
Harbor Mid Cap Fund

Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Investor Class of shares will vary.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
30
25
20
15
10
5
0
-5
-10
-15
-20
18.88
24.61
-17.15
16.82
7.29
9.70
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.60%	Q2 2020
Worst Quarter	-24.25%	Q1 2020

49

Fund Summary
Harbor Mid Cap Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized		Inception Date
		Five Years	Since Inception
Harbor Mid Cap Fund
Retirement Class Before Taxes	9.78%	7.33%	9.68%	12-01-2019
Institutional Class Before Taxes	9.70%	7.26%	9.61%	12-01-2019
After Taxes on Distributions	8.99%	6.68%	9.11%
After Taxes on Distributions and Sale of Fund Shares	6.25%	5.63%	7.62%
Investor Class Before Taxes	9.37%	6.88%	9.22%	12-01-2019
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	15.42%
Russell Midcap® Index^^	10.60%	8.67%	10.30%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2019.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Investor Class
Regular	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

50

Harbor Mid Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.07%	0.15%	0.15%	0.24%
Total Annual Fund Operating Expenses	0.82%	0.90%	1.15%	1.24%
Fee Waiver and Expense Reimbursement[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.19%
1 The Advisor has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion, and 0.65% on assets over $1 billion through February 28, 2027. Additionally, the Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10% and 1.19% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate these agreements.
2 Restated to reflect current fees for the Investor Class.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$257	$450	$1,009
Institutional	$87	$282	$494	$1,103
Administrative	$112	$360	$628	$1,393
Investor	$121	$388	$676	$1,496

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks, of mid cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies.
The Fund defines mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2025, the range of the Index was $1.03 billion to $101.64 billion, but it is expected to change frequently.
The Subadvisor looks to identify companies that it believes are out of favor and thus undervalued in the marketplace at the time of purchase and have the potential for appreciation. The Subadvisor’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of the quantitative model are:
■
Indicators of fundamental undervaluation, such as low price-to-cash flow or low price-to-earnings ratios
■
Indicators of past negative market sentiment, such as poor past stock price performance
■
Indicators of recent momentum, such as high recent stock price performance
■
Control of incremental risk relative to the benchmark index
All such indicators are measured relative to the overall universe of mid cap companies. As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor utilizes its proprietary quantitative model to make its assessments and, except in very limited circumstances, follows the output of those models when making buy and sell decisions for the Fund’s portfolio.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

51

Fund Summary
Harbor Mid Cap Value Fund

sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective September 1, 2004, LSV Asset Management (“LSV”) became the Fund’s Subadvisor. Performance prior to that date is not attributable to LSV.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
40
30
20
10
0
-10
-20
-30
18.99
11.96
-17.68
22.90
-3.78
29.97
-5.55
16.33
12.04
15.95
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.43%	Q4 2020
Worst Quarter	-39.73%	Q1 2020

52

Fund Summary
Harbor Mid Cap Value Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Mid Cap Value Fund
Retirement Class* Before Taxes	16.01%	13.24%	9.25%	8.30%	03-01-2016
Institutional Class Before Taxes	15.95%	13.15%	9.18%	8.27%	03-01-2002
After Taxes on Distributions	13.73%	11.58%	7.89%	N/A
After Taxes on Distributions and Sale of Fund Shares	10.99%	10.31%	7.20%	N/A
Administrative Class Before Taxes	15.65%	12.87%	8.90%	9.14%	11-01-2002
Investor Class Before Taxes	15.55%	12.76%	8.78%	9.01%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	9.91%
Russell Midcap® Value Index^^	11.05%	9.83%	9.78%	9.57%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
LSV Asset Management (“LSV”) has subadvised the Fund since 2004.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Josef Lakonishok, Ph.D. LSV Asset Management
Dr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, a Portfolio Manager and Founding Partner of LSV and has co-managed the Fund since 2004.
Menno Vermeulen, CFA LSV Asset Management
Mr. Vermeulen is a Portfolio Manager and Partner of LSV and has co-managed the Fund since 2004.
Puneet Mansharamani, CFA LSV Asset Management
Mr. Mansharamani is a Portfolio Manager and Partner of LSV and has co-managed the Fund since 2006.
Greg Sleight LSV Asset Management
Mr. Sleight is a Portfolio Manager and Partner of LSV, has co-managed the Fund since 2015 and been involved in portfolio management for the Fund since 2014.

53

Fund Summary
Harbor Mid Cap Value Fund

Guy Lakonishok, CFA LSV Asset Management
Mr. Lakonishok is a Portfolio Manager and Partner of LSV, has co-managed the Fund since 2015 and been involved in portfolio management for the Fund since 2014.
Gal Skarishevsky LSV Asset Management
Mr. Skarishevsky is a Portfolio Manager and Partner of LSV and has co-managed the Fund since 2025.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

54

Harbor Small Cap Growth Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.05%	0.13%	0.13%	0.22%
Total Annual Fund Operating Expenses	0.80%	0.88%	1.13%	1.22%
1 Restated to reflect current fees for the Investor Class.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$255	$444	$990
Institutional	$90	$281	$488	$1,084
Administrative	$115	$359	$622	$1,375
Investor	$124	$387	$670	$1,477

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Growth Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2025, the range of the Index was $12 million to $25.69 billion, but it is expected to change frequently.
The Subadvisor uses a bottom-up process to identify companies that meet the Subadvisor’s strict fundamental criteria and then performs a qualitative review on each identified company to select approximately 60 to 80 companies for inclusion in the Fund’s portfolio. The Subadvisor’s research may include personal interviews and other contact with company management. Sector allocations are the outcome of the Subadvisor’s bottom-up investment process.
In selecting stocks for the Fund’s portfolio, the Subadvisor looks for companies that it believes possess the following characteristics:
■
Accelerating earnings growth
■
Strong balance sheets
■
Attractive valuations as measured by price/earnings to growth ratios
In addition, the Subadvisor prefers companies that it believes possess the following qualitative characteristics:
■
Superior company management
■
Significant insider ownership
■
Unique market positions and broad market opportunities
■
Solid financial controls and accounting processes
In addition to the investment considerations outlined above, the Subadvisor integrates research into environmental, social and governance (“ESG”) factors into its investment process. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

55

Fund Summary
Harbor Small Cap Growth Fund

Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
50
40
30
20
10
0
-10
-20
-30
6.22
24.60
-10.74
42.33
38.39
9.77
-25.53
22.20
9.31
11.43
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	31.89%	Q2 2020
Worst Quarter	-23.69%	Q1 2020

56

Fund Summary
Harbor Small Cap Growth Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Growth Fund
Retirement Class* Before Taxes	11.47%	4.08%	11.05%	9.30%	03-01-2016
Institutional Class Before Taxes	11.43%	4.00%	10.97%	9.27%	11-01-2000
After Taxes on Distributions	11.15%	2.14%	8.76%	N/A
After Taxes on Distributions and Sale of Fund Shares	6.99%	2.64%	8.28%	N/A
Administrative Class Before Taxes	11.08%	3.73%	10.65%	10.52%	11-01-2002
Investor Class Before Taxes	10.94%	3.62%	10.57%	10.39%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	8.46%
Russell 2000® Growth Index^^	13.01%	3.18%	9.57%	6.80%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Westfield Capital Management Company, L.P. (“Westfield”) has subadvised the Fund since 2000.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2000.
Richard D. Lee, CFA Westfield Capital Management Company, L.P.
Mr. Lee is the Chief Investment Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2018. He has been a member of Westfield’s Investment Committee since 2004.
Matthew R. Renna Westfield Capital Management Company, L.P.
Mr. Renna is a Partner, Head of the Health Care Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since 2025.
Edward D. Richardson Westfield Capital Management Company, L.P.
Mr. Richardson is a Partner, Head of the Industrials & Cyclicals Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since 2025.

57

Fund Summary
Harbor Small Cap Growth Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
Effective April 14, 2026, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders. On or about April 21, 2026, any outstanding Administrative Class shares will be automatically redeemed and the share class will be liquidated.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

58

Harbor Small Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.05%	0.13%	0.13%	0.22%
Total Annual Fund Operating Expenses	0.80%	0.88%	1.13%	1.22%
1 Restated to reflect current fees for the Investor Class.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$255	$444	$990
Institutional	$90	$281	$488	$1,084
Administrative	$115	$359	$622	$1,375
Investor	$124	$387	$670	$1,477

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2025, the range of the Index was $1 million to $31.29 billion, but it is expected to change frequently.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The Subadvisor employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company executes according to the Subadvisor’s investment thesis and the market recognizes it in the stock’s valuation;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 55 to 70 companies.

59

Fund Summary
Harbor Small Cap Value Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

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Fund Summary
Harbor Small Cap Value Fund

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

Percent (%)
40
30
20
10
0
-10
-20
23.48
21.61
-15.97
28.96
13.14
14.67
-9.53
15.07
10.93
3.75
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	30.00%	Q4 2020
Worst Quarter	-30.15%	Q1 2020
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Value Fund
Retirement Class* Before Taxes	3.83%	6.64%	9.81%	9.70%	03-01-2016
Institutional Class Before Taxes	3.75%	6.56%	9.72%	9.67%	12-14-2001
After Taxes on Distributions	2.96%	5.40%	8.76%	N/A
After Taxes on Distributions and Sale of Fund Shares	2.82%	4.99%	7.80%	N/A
Administrative Class Before Taxes	3.50%	6.29%	9.45%	9.81%	11-01-2002
Investor Class Before Taxes	3.40%	6.17%	9.33%	9.66%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	9.87%
Russell 2000® Value Index^^	12.59%	8.88%	9.27%	8.52%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

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Fund Summary
Harbor Small Cap Value Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2001.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2001.
Buying and Selling Fund Shares
As of 4:00 p.m. Eastern Time on Tuesday, June 1, 2021, Harbor Small Cap Value Fund is closed to new investors subject to limited exceptions. Please see the additional information regarding the closing parameters for the Fund in "How to Purchase Shares."
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Additional Information about the Funds' Investments

Investment Objectives
Each Fund’s investment objective may be found in the applicable Fund Summary.  There can be no assurance that a Fund will be successful in achieving its investment objective. The Board of Trustees (the “Board of Trustees”) of Harbor Funds may change a Fund’s investment objective without shareholder approval.

Principal Investment Strategies and Risks
Each Fund’s principal investment strategies and the principal associated risks are described in the  respective Fund Summary section at the front of this Prospectus. More detailed descriptions of certain of the principal investments and risks are described below. The order of the below investments and risk factors does not indicate the significance of any particular investment or risk factor.
In addition to the investment strategies described in this Prospectus, each Fund may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about each Fund, its investments and related risks, please see the Funds’ Statement of Additional Information.
80% INVESTMENT POLICY
The 80% investment policy of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Bond Fund, Harbor Core Plus Fund, Harbor International Core Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, and Harbor Small Cap Value Fund may be changed by the Fund upon 60 days’ advance notice to shareholders. The market value of derivatives that have economic characteristics similar to the investments included in a Fund’s 80% policy will be counted for purposes of this policy.
ACTIVE MANAGEMENT
Each Fund is actively managed by its respective Subadvisor. Actively managed portfolios are subject to management risk. In managing a Fund’s portfolio, the Subadvisor applies investment techniques and risk analyses in making investment and asset allocation decisions, but there can be no guarantee that they will produce the desired results.
Temporary Defensive Positions
Each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent instruments or other less volatile instruments—in response to adverse market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
DATA-RELATED RISKS
Each Subadvisor relies on third-party data providers for various types of financial, market, and index data used in the Fund’s investment process. These data providers may experience errors, omissions, or delays in the collection, processing, and dissemination of data. While the Subadvisor seeks to identify and correct such errors, there is no guarantee that all inaccuracies will be detected in a timely manner or at all.
Errors in third-party data may affect the calculation of a Fund’s net asset value, portfolio composition, risk metrics or other aspects of Fund performance. In some cases, these errors may result in trading losses, misallocation of assets, or unintended exposures. Each Fund, Advisor and/or Subadvisor, as applicable, does  not independently verify third-party data and rely on the accuracy of the information provided.
The Subadvisor may use artificial intelligence, machine learning, or other automated tools in connection with its analysis or use of data. Such technologies may produce incomplete, inaccurate, or unintended results if the underlying data is flawed or if the models function in an unexpected manner.
Additionally, if a data provider restates or revises historical data after a Fund has made investment decisions based on such information, such Fund may suffer losses or underperform its benchmark.
DERIVATIVE INSTRUMENTS
Each Fund may use derivatives to hedge against adverse changes—which may be caused by changing stock market prices or currency exchange rates—in the market value of securities held by or to be bought for the Fund, as a substitute for purchasing or selling securities or foreign currencies, to manage the duration of a fixed income portfolio, or in non-hedging situations to attempt to profit from anticipated market developments.  In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Futures Contracts: A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Transactions in futures contracts involve brokerage costs and require margin deposits.

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Additional Information about the Funds' Investments

Risks Associated with Derivative Instruments
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. Additionally, certain unexpected market events or significant adverse market movements could result in a Fund not holding enough assets to be able to meet its obligations under a derivatives arrangement. Such occurrences may negatively impact a Fund’s ability to implement its principal investment strategies and could result in losses to a Fund.
To the extent a Fund uses derivative instruments to attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging will be effective. In addition, use of derivative instruments for hedging involves costs and may reduce gains or result in losses, which may adversely affect a Fund.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts transactions.
EQUITY AND EQUITY-RELATED SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Each of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Capital Appreciation Fund, Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Compounders Fund, Harbor International Core Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund and Harbor Small Cap Value Fund principally invests in equity securities in the manner and type described in the applicable Fund Summary.
Common Stock: Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so.
Preferred Stock: Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
Depositary Receipts: Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. NVDRs are trading instruments issued by the Thai NVDR Company Limited intended to simulate trading activity in the Thai stock market.
Real Estate Investment Trusts (REITs): REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.

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Additional Information about the Funds' Investments

Other Investment Companies: Other investment companies include exchange-traded funds, mutual funds, closed-end funds, business development companies and unit investment trusts. A Fund’s investment in other investment companies is subject to the applicable requirements under the Investment Company Act and rules thereunder. The Fund may purchase the securities of another investment company in order to gain exposure to a particular asset class. Investments in other investment companies could allow the Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. To the extent the Advisor invests a Fund’s assets in other funds managed by the Advisor, it may do so without considering or canvassing the universe of unaffiliated funds available.
Risks Associated with Equity Securities
The market value of equity securities may decline. Such declines may result from broad economic or market developments that affect securities generally and are not directly tied to the financial condition or prospects of a particular issuer or industry. These developments may include changes in interest rates, periods of heightened market volatility or instability, or extended phases of economic contraction or cyclical shifts. Common stocks may be especially sensitive to these market-wide movements, and a general downturn in equity markets may adversely affect the value of many or all common stocks held by a Fund.
Investor sentiment or perceptions regarding specific industries or economic sectors may shift. Negative sentiment toward one or more sectors may prompt investors to reduce or exit their positions, which could lead to declines in the value of companies operating within those industries or sectors. Price fluctuations in equity securities may also arise from factors affecting a particular region, industry, or sector, and an issuer’s securities may decline in value due solely to conditions impacting other companies in the same or related industries, such as increases in production costs or other shared economic pressures.
The value of a company’s equity securities may decline due to factors directly related to that company, including management decisions, reduced demand for its products or services, or deterioration in its financial condition. Common stock prices may be particularly volatile and may experience significant declines over short periods. For example, unfavorable corporate developments, such as disappointing earnings results or the suspension or reduction of anticipated dividend payments, may negatively affect the price of a company’s securities.
Investment in REITs is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940. Furthermore, REITs are not diversified and are heavily dependent on cash flow. Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, shares of an investment company may trade at a premium or a discount to their net asset value, and their shares may have greater volatility if an active trading market does not exist. As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. If the Fund invests in another series of Harbor ETF Trust, the management fee paid by the Fund will be reduced to ensure that the Fund does not incur duplicate management fees as a result of its investment.
ESG INTEGRATION
As stated in the Fund Summary, the Subadvisors to certain Funds incorporate  environmental, social and/or governance (“ESG”) considerations in the investment process. A Subadvisor’s incorporation of ESG considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, a Fund may perform differently from

65

Additional Information about the Funds' Investments

funds that do not use such considerations. Additionally, a Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
A Subadvisor is dependent on available information to assist in the evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for a Fund may differ from processes employed for other funds. When integrating ESG factors into the investment process, a Subadvisor may rely on third-party data that it believes to be reliable, but the providers of such data do not guarantee its accuracy. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process.
A Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
The ESG factors that may be evaluated as part of a Subadvisor’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
FIXED INCOME SECURITIES
Fixed income securities represent a creditor relationship, or the right to receive specified payments of principal and interest from an issuer. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features. Each of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Bond Fund and Harbor Core Plus Fund principally invests in fixed income securities of the type and in the manner detailed in the applicable Fund Summary.
Government Securities: “Government securities,” as defined under the Investment Company Act of 1940 and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Fixed income securities, as used, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
Municipal Bonds: Municipal bonds are debt securities issued by states, municipalities, or other governmental entities to finance public projects or operations. Interest income from municipal bonds is often exempt from federal income tax and may also be exempt from state and local taxes, depending on the investor’s jurisdiction and the issuer.
Corporate Debt Securities: Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration and yield.
Convertible Securities: Convertible securities are bonds, debentures, or preferred stocks that may be converted into a specified number of shares of the issuer’s common stock, typically at the option of the holder. These instruments combine characteristics of both debt and equity securities.
Securitized Debt: Securitized debt includes asset-backed and mortgage-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk. A mortgage “dollar roll” transaction involves a sale by a Fund of a mortgage-backed security and a simultaneous agreement to repurchase a substantially similar (same type, coupon and maturity) security on a specified future day. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to evaluate the competence and integrity of the underlying originators and mortgage lending institutions.
Risks Associated with Fixed Income Securities

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Additional Information about the Funds' Investments

Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for a Fund to sell its fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a Fund because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of a Fund’s net asset value per share. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on a Fund’s investments and the markets where it trades. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Credit Quality
Credit quality describes the issuer’s ability to meet its debt obligations in full and on time. Harbor Core Bond Fund and Harbor Core Plus Fund may invest up to 20% and 25%, respectively, of its assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds.
Securities are investment-grade if:
■
They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
■
They have received a comparable short-term or other rating.
■
They are unrated securities that the Subadvisor believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
■
They are rated below one of the top four long-term rating categories of a NRSRO.
■
They are unrated securities that the Subadvisor believes to be of comparable quality.
If a security receives different ratings, a Fund will treat the security as being rated in the highest rating category.  A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Additional Risks Associated with Below Investment-Grade (High-Yield) Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds' fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more

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pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadvisor’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisors employ their own credit research and analysis, which may include a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisors continually monitor the investments in a Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended, with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
FOREIGN SECURITIES
Each of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Capital Appreciation Fund, Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Compounders Fund, Harbor International Core Fund, Harbor International Small Cap Fund and Harbor Large Cap Value Fund principally invests in securities of foreign issuers as described in the applicable Fund Summary.
The Advisor and/or Subadvisor, as applicable, is responsible for determining, to the extent relevant with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer (also referred to as a “non-U.S.company”). Normally, foreign or emerging market governments

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and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Advisor and/or Subadvisor, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
■
the company has been classified by MSCI, FTSE, or S&P indices or another major index provider as a foreign or emerging market issuer;
■
the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
■
a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
■
the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
■
the Subadvisor otherwise determines an issuer to be a foreign or emerging market issuer in its discretion based on any other factors relevant to a particular issuer.
Each Advisor and/or Subadvisor may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisors do not consult with one another with respect to the management of the Funds, the Subadvisors may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadvisor and/or Advisor, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
As part of its principal investment strategy, each of Harbor International Core Fund and Harbor International Compounders Fund may invest in eligible securities, such as China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program.
Risks Associated with Foreign Securities
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which a Fund may invest in order to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act of 1940, which governs the establishment of foreign subcustodial arrangements for funds. A Fund’s subcustodial arrangements may

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be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the recovery of assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Advisor and the Subadvisors (as applicable) have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Additional Risks Associated with Emerging Markets
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
The Advisor and/or Subadvisor, as applicable, have broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.
Political and economic structures in many emerging markets may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). In addition, emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Advisor’s or a Subadvisor’s ability to evaluate local companies or their potential impact on a Fund’s performance. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S.

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and/or other countries have imposed economic sanctions on certain Russian and Chinese individuals and/or corporate entities.  The U.S. or other countries could also institute additional sanctions on Russia or China. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
NON-DIVERSIFICATION RISK
Harbor International Compounders Fund is classified as non-diversified, meaning that it may invest a greater percentage of its assets in securities of a single issuer, and/or invest in relatively small number of issuers. As a result, the Fund may be more susceptible to the risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of these issuers may also present substantial credit or other risks.
NOT FDIC INSURED
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fund shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a Fund’s performance and a Fund’s investment strategy may not produce the intended results.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.
PORTFOLIO TURNOVER
Except for Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund) and Harbor International Core Fund, the Funds do not expect to, but may engage in, frequent trading to achieve their principal investment strategies. Active and frequent trading in the Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although a higher turnover rate results in higher transaction costs and other expenses for the Fund, the Advisor and/or Subadvisor as applicable, engaging in frequent trading in a Fund’s portfolio believes that the portfolio transactions are in the best interests of shareholders.
SIMILARITY TO OTHER FUNDS
The name, investment objective and/or policies of Harbor Core Bond Fund, Harbor International Compounders Fund and Harbor Mid Cap Fund are similar to those of other funds advised by the Advisor. However, the investment results of such Fund may be higher or lower than, and there is no guarantee that the investment results of such Fund will be comparable to, any other of these funds.

Portfolio Holdings Disclosure Policy
Each Fund’s full portfolio holdings (with the exception of Harbor Capital Appreciation Fund) are published quarterly on the 15th calendar day following quarter end on harborcapital.com. In addition, the Funds’ top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th calendar day following quarter end on harborcapital.com. This information remains available at harborcapital.com until the information is updated for the subsequent period. For Harbor Capital Appreciation Fund, the Funds’ full list of portfolio holdings is published monthly with on the 15th calendar day following month end on harborcapital.com and top ten portfolio holdings as a percentage of total net assets are published monthly on the 10th calendar day following month end on harborcapital.com. This information remains available on harborcapital.com until the information is updated for the subsequent period.
Additional information about Harbor Funds' portfolio holdings disclosure policy is available in the Statement of Additional Information.

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The Advisor

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) is the investment adviser to Harbor Funds. The Advisor, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor Funds and the other products managed by the Advisor were approximately $67.2 billion as of December 31, 2025.
The Advisor may manage funds directly or employ a “manager-of-managers” approach in selecting and overseeing investment subadvisers (each, a “Subadvisor”). The Advisor makes day-to-day investment decisions with respect to each fund that it directly manages. In the case of subadvised funds, the Advisor allocates fund assets to one or more Subadvisors.  For funds that employ one or more discretionary Subadvisors, the Subadvisors are responsible for the day-to-day management of the fund assets allocated to them.  For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by non-discretionary Subadvisors.
Subject to the approval of the Board of Trustees, the Advisor establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Advisor also is responsible for overseeing each Subadvisor and recommending the selection, termination and replacement of Subadvisors.
The Advisor also:
■
Seeks to ensure quality control in each Subadvisor’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark or tracking an index, as applicable.
■
Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadvisor should be retained or changed.
■
Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Advisor have been granted an order from the Securities and Exchange Commission (“SEC”) permitting the Advisor, subject to the approval of the Board of Trustees, to select Subadvisors not affiliated with the Advisor to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisors, all without obtaining shareholder approval.
In addition to its investment management services, the Advisor administers the business affairs of Harbor Funds. The Actual Advisory Fee Paid, as shown in the table below, is for the fiscal year ended October 31, 2025. The Advisor pays a subadvisory fee to each Subadvisor out of its own assets. The Funds are not responsible for paying any portion of the subadvisory fee to a Subadvisor.

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The Advisor

Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	0.50%	0.50%
Harbor Capital Appreciation Fund	0.55	0.60 [a]
Harbor Core Bond Fund	0.23	0.23
Harbor Core Plus Fund	0.25	0.25
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Fund	0.75	0.75
Up to $12 billion		0.75
In excess of $12 billion		0.65
Harbor International Compounders Fund	0.50	0.50
Harbor International Core Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Large Cap Value Fund	0.60
Up to $4 billion		0.60
In excess of $4 billion		0.55
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Value Fund	0.75	0.75 [b]
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
a
The Advisor has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2027.
b
The Advisor has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2027.
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and subadvisory agreements (if applicable) of the Funds is available in the Funds' Form N-CSR for the period ended April 30, 2025.
From time to time, the Advisor or its affiliates may invest “seed” capital in a fund, typically to enable a fund to commence investment operations and/or achieve sufficient scale. The Advisor and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.

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The Subadvisors

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Fund. For those Subadvisors that utilize an investment committee to make investment decisions for a Fund, additional information about the operation of the investment committee is set forth below.

Acadian Asset Management LLC
Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as Subadvisor to Harbor International Core Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Brendan O. Bradley, Ph.D.
Mr. Bradley joined Acadian in 2004 and is an Executive Vice President and Chief Investment Officer. Mr. Bradley has served as Acadian’s
Director of Portfolio Management, overseeing portfolio management policy and was also previously the Director of Acadian’s Managed
Volatility Strategies. He is a member of the Acadian Executive
Committee. Prior to Acadian, Mr. Bradley was a Vice President at
Upstream Technologies, where he designed and implemented
investment management systems and worked with asset managers to help them enhance and implement their investment goals. His professional background also includes work as a Research Analyst and Consultant at Samuelson Portfolio Strategies. Mr. Bradley began his investment career in 1999.

Fanesca Young, Ph.D., CFA
Ms. Young joined Acadian in 2023 and currently serves as a Senior
Vice President and Director of Equity Portfolio Management.
Previously, she was head of global systemic equities at GIC Private
Ltd. and managing director and director of quantitative research at
Los Angeles Capital Management. Ms. Young earned a Ph.D. in
statistics from Columbia University and an M.Phil. and an M.A. in statistics from Columbia University. She also holds a B.A. in mathematics from the University of Virginia. Ms. Young is a CFA charterholder.

Ares Systematic Credit Limited
Ares Systematic Credit Limited (“Ares Systematic Credit”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund). Ares Systematic Credit Limited (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation. The portfolio managers are jointly and primarily responsible for the day-to-day portfolio management of the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA
Mr. Brodsky joined Ares Systematic Credit in 2018 and is Chief
Investment Officer. He was Co-Chief Investment Officer from 2018 until 2019. Prior to joining Ares Systematic Credit, Mr. Brodsky was
Managing Director and Deputy Chief Investment Officer of Systematic
Fixed Income at BlackRock. Mr. Brodsky previously held the role of Global Head of Fixed Income Asset Allocation for Barclays Global
Investors before it merged with BlackRock in 2009. Mr. Brodsky started his career in 1999 at Salomon Brothers Asset Management.

Michael Harper, CFA
Mr. Harper joined Ares Systematic Credit in 2018 and is Head of
Portfolio Management. Prior to joining Ares Systematic Credit,
Mr. Harper was Managing Director and Head of Core Portfolio
Management at BlackRock (formerly Barclays Global Investors) from
2001 to 2018. While at BlackRock, Mr. Harper was responsible for building three new investment styles for EMEA and managed the development of Smart Beta, Factor, and new systematic strategies.

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Ares Systematic Credit Limited — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Benoy Thomas, CFA
Mr. Thomas joined Ares Systematic Credit in 2018 and is Head of
Credit. Prior to joining Ares Systematic Credit, Mr. Thomas was a
Managing Director in Systematic Fixed Income at BlackRock focusing on Credit and Capital structure investment strategies. During his 16 years at BlackRock and Barclays Global Investors, Mr. Thomas helped formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President of
Global Markets at JP Morgan from 1999 to 2001.

Aristotle Capital Management, LLC
Aristotle Capital Management, LLC (“Aristotle”), located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, serves as Subadvisor to Harbor Large Cap Value Fund. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Fund. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Howard Gleicher, CFA
Mr. Gleicher founded Aristotle in 2006 and is the Chief Executive
Officer and Chief Investment Officer. Prior to founding Aristotle,
Mr. Gleicher co-founded Metropolitan West Capital Management,
LLC and served as the Chief Executive Officer and Chief Investment
Officer. Prior to that he was a Principal, Portfolio Manager, and
Investment Policy Committee member at Needelman Asset
Management, Inc. Mr. Gleicher has also served as an Equity Portfolio
Manager at Pacific Investment Management Company. Mr. Gleicher
began his investment career in 1984.

Gregory D. Padilla, CFA
Mr. Padilla joined Aristotle in 2014 and is a member of the research team. Prior to joining Aristotle, Mr. Padilla was a Managing Director and Portfolio Manager at Vinik Asset Management, LP. and Tradewinds
Global Investors, LLC. While at Tradewinds, Mr. Padilla was a key
member of the All-Cap Equity strategy, the Global All-Cap strategy and Global Natural Resource strategy. Mr. Padilla began his investment career in 2006.

Cedar Street Asset Management LLC
Cedar Street Asset Management LLC (“Cedar Street”), located at 455 North Cityfront Plaza Drive, Suite 1710, Chicago, Illinois 60611, serves as Subadvisor to Harbor International Small Cap Fund. The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Jonathan P. Brodsky
Mr. Brodsky founded Cedar Street in 2016 with the objective of pairing advances in technology and outsourcing services in the asset management industry with his background in building and managing investment products focused on small- and mid-capitalization value equities in developed markets outside the US and emerging markets.
At Cedar Street, Mr. Brodsky’s focus is oriented around his research activities including idea generation, support of the analyst team, and portfolio construction and management. His background in market structure, securities regulation, cross-border accounting standards and corporate governance is utilized across the research lifecycle.

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Cedar Street Asset Management LLC — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Waldemar A. Mozes
Mr. Mozes joined Cedar Street in 2016 to combine his background in building and managing non-US, small-cap investment strategies with his entrepreneurial skillset to help establish Cedar Street’s institutional investment presence. As Director of Investments,
Mr. Mozes leads Cedar Street’s multi-stage research process and manages the firm’s team of equity research analysts. In addition to managing the research team, he participates directly in all phases of the investment process from idea generation through portfolio construction and management. Mr. Mozes also assists Cedar Street’s
COO with identifying and implementing technology solutions to streamline the firm’s infrastructure.

C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”), located at Dampfaergevej 26 DK-2100 Copenhagen Denmark, serves as Subadvisor to Harbor International Compounders Fund. The portfolio managers are jointly and primarily responsible for the day-to-day portfolio management of the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Mattias Kolm
Mr. Kolm serves as Portfolio Manager for the Fund. He has previously worked in Svedala Industri’s finance department where he primarily dealt with cash flow hedging, and at Skandinaviska Enskilda Banken as a Portfolio Manager. He holds an MSc BA from the University of Lund and has supplemented his degree with studies in finance at Stockholm School of Economics. He has been employed by the
Subadvisor since 2003.

Bo Almar Knudsen
Mr. Knudsen serves as CEO of the Subadvisor and as Portfolio Manager for the Fund. He has worked with global equities portfolio management since 1989, including five years at Danske Bank. Mr. Knudsen was a member of AIMR (CFA)’s global IPC committee from 1998-2002 and served as the chair of the Danish Society of Financial Analysts and CFA Denmark from 2002-2008. He holds an MSc (Econ) in
Finance from Aarhus School of Business supplemented with MBA courses from San Francisco State University. He has been employed by the Subadvisor since 1994 with the exception of a period between
1998-2001 where he worked as Head of Equities at Nordea Investment
Management.

Peter O’Reilly
Mr. O’Reilly serves as Portfolio Manager for the Fund. He has previously worked as Head of Global Equities at Investors Group where he was responsible for managing the firm’s global equity portfolios. He has also held investment roles at Royal and Sun Alliance
Asset London, Global Asset Management and AIB Investment
Managers. He holds a BA and MA in Economics from University
College Dublin and is a member of the UK Society of Investment
Professionals (CFA). He has been employed by the Subadvisor since
2018.

Bengt Seger
Mr. Seger serves as Portfolio Manager for the Fund. Mr. Seger has previously worked as an Analyst and Portfolio Manager at Sparbanken
Skåne, and as a Senior Analyst in international equites at Carnegie
Investment Bank. He holds a Master’s in Law and studied Business
Administration and Economics at the University of Lund. He has
been employed by the Subadvisor since 1988.

76

The Subadvisors

C WorldWide International Composite Performance Information
The following table presents the past performance of the C WorldWide International Composite (the “C WorldWide International Composite”). C WorldWide is the Subadvisor to Harbor International Compounders Fund. The C WorldWide International Composite is comprised of all accounts under discretionary management by C WorldWide that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. C WorldWide has prepared and presented the historical performance shown for the C WorldWide International Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the C WorldWide International Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the C WorldWide International Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Retirement, Institutional and Investor Classes of shares of the Fund, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of C WorldWide in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the C WorldWide International Composite is not that of Harbor International Compounders Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the C WorldWide International Composite. While the accounts comprising the C WorldWide International Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the C WorldWide International Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the C WorldWide International Composite, they may have had an adverse effect on the performance results of the C WorldWide International Composite. However, C WorldWide does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

C WorldWide International composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
C WorldWide International Composite net of Retirement Class expenses	18.00%	5.52%	8.43%	9.03%
C WorldWide International Composite net of Institutional Class expenses	17.90%	5.44%	8.34%	8.94%
C WorldWide International Composite net of Investor Class expenses	17.49%	5.07%	7.97%	8.56%
C WorldWide International Composite (gross)	18.65%	6.11%	9.03%	9.63%
MSCI All Country World Ex. U.S. (ND) Index**	32.39%	7.91%	8.41%	5.76%

*
This is not the performance of Harbor International Compounders Fund. As of December 31, 2025, the C WorldWide International Composite was composed of 12 accounts, totaling approximately $3.1 billion. The inception date of the C WorldWide International Composite was January 1, 1997.
**
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The benchmark results presented are a combination of two indices. The MSCI World ex USA Index was used prior to December 31, 2000, and the MSCI All Country World Ex. U.S. (ND) Index is used as of January 1, 2001.

77

The Subadvisors

EARNEST Partners LLC
EARNEST Partners LLC (“EARNEST Partners”), located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309, serves as Subadvisor to Harbor Mid Cap Fund and Harbor Small Cap Value Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for each Fund.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Paul E. Viera
Mr. Viera founded EARNEST Partners in 1998 and is the Chief
Executive Officer and a Portfolio Manager. He conceived and
developed Return Pattern Recognition®, the investment methodology used to screen equities at EARNEST Partners. Prior to forming
EARNEST Partners he was a Global Partner at Invesco Advisers,
Inc. and a senior member of its Investment Team. Mr. Viera began his investment career in 1985 at Bankers Trust.

Income Research + Management
Income Research + Management (“IR+M”), located at 115 Federal Street, 22nd Floor, Boston, MA 02110, serves as Subadvisor to the Harbor Core Bond Fund and Harbor Core Plus Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for each Fund.
Investment decisions for the Funds are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for each Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
James E. Gubitosi, CFA
Mr. Gubitosi joined IR+M in 2007 and serves as the firm’s Co-Chief
Investment Officer and Senior Portfolio Manager. Prior to joining
IR+M, he was a Senior Analyst at Financial Architects Partners.
Mr. Gubitosi began his investment career in 2004.

Mike Sheldon, CFA
Mr. Sheldon joined IR+M in 2007 and serves as the firm’s Co-Chief
Investment Officer. Prior to joining IR+M, Mr. Sheldon was an
Institutional Fixed Income Bond Sales Representative and Vice
President with HSBC. Mr. Sheldon began his investment career in
1991.

Bill O’Neill, CFA	Mr. O’Neill joined IR+M in 2004 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA
Mr. Remley joined IR+M in 2004 and is a Principal and Senior Portfolio
Manager. Prior to joining IR+M, he was an associate with Lehman
Brothers Holdings. Mr. Remley began his investment career in 2001.

Matt Walker, CFA
Mr. Walker joined IR+M in 2007 and is a Senior Portfolio Manager.
Prior to joining IR+M, he was a Fixed Income Operations
Representative at State Street Corporation. Mr. Walker began his investment career in 2003.

Rachel Campbell
Ms. Campbell joined IR+M in 2009 and is a Portfolio Manager and the Director of Securitized Research. Prior to joining IR+M, she was a Junior Risk Analyst at Cypress Tree Investment Management. Ms.
Campbell began her investment career in 2006.

Wesly Pate, CFA	Mr. Pate joined IR+M in 2011 and is a Senior Portfolio Manager. Prior to joining IR+M, he was an Equity Analyst with Eastern Investment Advisors. Mr. Pate began his investment career in 2008.
Ginny Schiappa, CFA
Ms. Schiappa joined IR+M in 2014 and is a Senior Portfolio Manager.
Prior to joining IR+M, she was a Private Placements Investments
Analyst at Genworth Financial. Ms. Schiappa began her investment career in 2011.

78

The Subadvisors

IR+M Core Plus Composite Performance Information
The following table presents the past performance of the IR+M Core Plus Composite (the “IR+M Composite”). IR+M is Subadvisor to Harbor Core Plus Fund. The IR+M Composite is comprised of all accounts under discretionary management by IR+M that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions. IR+M has prepared and presented the historical performance shown for the IR+M Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the IR+M Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the IR+M Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Retirement and Institutional Classes of shares of the Fund, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of IR+M in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the IR+M Composite is not that of Harbor Core Plus Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the IR+M Composite. While the accounts comprising the IR+M Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the IR+M Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the IR+M Composite, they may have had an adverse effect on the performance results of the IR+M Composite. However, IR+M does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

IR+M CORE PLUS composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
IR+M Composite net of Retirement Class expenses	7.45%	0.30%	N/A	2.52%
IR+M Composite net of Institutional Class expenses	7.37%	0.22%	N/A	2.43%
IR+M Composite (gross)	7.78%	0.60%	N/A	2.82%
Bloomberg U.S. Aggregate Bond Index**	7.30%	-0.36%	2.01	1.75%

*
This is not the performance of Harbor Core Plus Fund. As of December 31, 2025, the IR+M Composite was composed of 20 accounts, totaling approximately $4.8 billion. The inception date of the IR+M Composite is August 1, 2017.
**
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***
For the period of August 1, 2017 through December 31, 2017.
Jennison Associates LLC
Jennison Associates LLC (“Jennison”), located at 55 East 52nd Street, New York, NY 10055, serves as Subadvisor to Harbor Capital Appreciation Fund. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Blair A. Boyer
Mr. Boyer joined Jennison in 1993 and serves as a Managing Director and Co-Head of Growth Equity. Mr. Boyer co-managed international equity portfolios at Jennison for 10 years before joining the Growth
Equity team in 2003. Prior to joining Jennison, Mr. Boyer held various investment roles at Bleichroeder. Mr. Boyer began his investment career in 1983.

79

The Subadvisors

Jennison Associates LLC — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Natasha Kuhlkin, CFA
Ms. Kuhlkin joined Jennison in 2004 and serves as a Managing Director and Co-Head of Growth Equity. Prior to joining Jennison, Ms. Kuhlkin was an Equity Research Analyst at Palisade Capital Management.
Prior to that, she was an Analyst with Evergreen Investment
Management. Ms. Kuhlkin began her investment career in 1998.

Owuraka Koney, CFA
Mr. Koney joined Jennison in 2007 and serves as a Managing Director and Large Cap Growth Equity Portfolio Manager and Research Analyst
covering industrials, consumer internet and media companies. Prior to joining Jennison, Mr. Koney was an equity research associate covering the aerospace and defense and small cap media sectors at
UBS. Mr. Koney began his investment career in 2005.

LSV Asset Management
LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as Subadvisor to Harbor Mid Cap Value Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Josef Lakonishok, Ph.D.
Dr. Lakonishok founded LSV in 1994 and is the Chief Executive
Officer and Chief Investment Officer. He heads the research and investment team at LSV and is involved in all portfolio management and research functions. Prior to founding LSV, he was a Professor of Finance at the Johnson Graduate School of Management at Cornell
University. Before that, he held staff and visiting professorships at
Tel Aviv University, the University of North Carolina at Chapel Hill,
and the University of British Columbia. Dr. Lakonishok began his investment career in 1976.

Menno Vermeulen, CFA
Menno Vermeulen joined LSV in 1995 and is a Partner and Portfolio
Manager. Prior to joining LSV, he worked at ABP, the largest pension plan in Europe and one of the largest in the world. Mr. Vermeulen worked closely with Dr. Lakonishok to apply some of his academic theories initially to the Dutch equity market. Mr. Vermeulen began his investment career in 1993.

Puneet Mansharamani, CFA	Mr. Mansharamani joined LSV in 2000 and is a Partner and Portfolio Manager. Mr. Mansharamani began his investment career in 2000.
Greg Sleight
Mr. Sleight joined LSV in 2006 and is a Partner and Portfolio Manager.
Prior to joining LSV, Mr. Sleight served as a Project Engineer at Crown
Cork & Seal and prior to that he was a Scientist at The Clorox Co.
Mr. Sleight began his investment career in 2006.

Guy Lakonishok, CFA
Mr. Lakonishok joined LSV in 2009 and is a Partner and Portfolio
Manager. Prior to joining LSV, Mr. Lakonishok served as a Vice
President at BlackRock. Mr. Lakonishok began his investment career in 2002.

Gal Skarishevsky
Mr. Skarishevsky joined LSV in 2017 and is a Partner and Portfolio
Manager. Prior to being named Portfolio Manager, Mr. Skarishevsky served as Senior Quantitative Analyst at LSV. Mr. Skarishevsky began his investment career in 2017.

Marathon Asset Management Limited
Marathon Asset Management Limited (“Marathon-London”), located at The Floral Building, 27b Floral Street, London, WC2E 9DP, United Kingdom, serves as Subadvisor to the Harbor Diversified International All Cap Fund and Harbor International Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for each Fund.
Marathon-London employs a team approach, in which the investment team is organized along regional lines and each portfolio manager is allocated his own distinct portion of assets within each Fund’s portfolio

80

The Subadvisors

Marathon Asset Management Limited — continued
to manage independently of the other portfolio managers. Marathon-London’s Board of Directors is responsible for determining the allocations to each portfolio manager.
Harbor Diversified International All Cap Fund
■
Charles Carter
■
Nick Longhurst
■
William J. Arah
■
Justin Hill
■
Toma Kobayashi
■
Alex Duffy
■
Robert Anstey
Harbor International Fund
■
Charles Carter
■
Nick Longhurst
■
William J. Arah
■
Justin Hill
■
Toma Kobayashi
■
Alex Duffy

REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Charles Carter	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
Japan	William J. Arah
Mr. Arah co-founded Marathon-London in 1986 and has
managed assets at Marathon-London since 1987. Previously,
he was employed at Rowe and Pitman and at Goldman Sachs
based in Tokyo. Mr. Arah began his investment career in 1982.

Pacific	Justin Hill
Mr. Hill joined Marathon-London in 2021 and is a Portfolio
Manager covering Asia Pacific ex Japan. Prior to joining
Marathon-London, he worked at BP Investment Management
where he was a Senior Portfolio Manager. Prior to that he worked at Pictet Asset Management as a Senior Investment Manager.
Mr. Hill began his investment career in 1996.

Toma Kobayashi
Mr. Kobayashi joined Marathon-London in 2018 and is a
Portfolio Manager focusing on investments in Japan. Previously, he worked for Orbis Investments as a Japanese equity analyst.
Mr. Kobayashi began his investment career in 2014.

Emerging Markets	Alex Duffy
Mr. Duffy joined Marathon-London in 2021 and is an Emerging
Markets Portfolio Manager.  Prior to joining Marathon-London, he worked at Fidelity International where he was a Portfolio
Manager of Global Emerging Markets.  Mr. Duffy began his
investment career in 2004.

North America	Robert Anstey
Mr. Anstey joined Marathon-London in 2014 and is a North
American Equity Portfolio Manager. Previously, he was Head
of U.S. Equities at Hermes Fund Managers Ltd. Prior to that
he worked at Bear Stearns as the U.S. Equity Sales Director
as well as on the U.S. Equity Sales team at private bank Brown
Brothers Harriman. Mr. Anstey began his investment career
in 1994.

Westfield Capital Management Company, L.P.
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadvisor to Harbor Small Cap Growth Fund. Westfield’s Investment Committee (the “Investment Committee”) is jointly and primarily responsible for the day-to-day investment decision making for the Fund.

81

The Subadvisors

Westfield Capital Management Company, L.P. — continued
Investment decisions for the Fund are made by consensus of the Investment Committee, which is chaired by Mr. Muggia. Although the Investment Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Investment Committee members, based either on seniority or role within the Investment Committee, as having day-to-day management responsibilities for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
William A. Muggia
Mr. Muggia joined Westfield in 1994 and is the Chief Executive Officer,
President, and Chief Investment Officer leading the Investment
Committee. Prior to joining Westfield, he worked in the Technology
Investment Banking Group at Alex Brown & Sons, where his
responsibilities included mergers and acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody
& Company. Mr. Muggia began his investment career in 1983.

Richard D. Lee, CFA
Mr. Lee joined Westfield in 2004 and is the Chief Investment Officer,
a Portfolio Manager and Managing Partner. He has been a member of the Investment Committee since joining Westfield. Prior to joining
Westfield, Mr. Lee held various analyst positions at KL Financial
Group, Wit Soundview Technology Group, Hambrecht & Quist, LLC,
and Smith Barney. Mr. Lee began his investment career in 1994.

Matthew R. Renna
Mr. Renna joined Westfield in 2013 as a member of the Investment
Committee covering the Health Care sector. Prior to joining Westfield, he was with Vinik Asset Management as a Health Care Portfolio
Manager.  His professional experience also includes Director, SMID
Growth Equity team at BlackRock, Inc., Senior Equity Analyst at
RA Capital Management and Director, Healthcare/Biotechnology
at Soleil Securities Corporation, Neponset Equity Research. Matthew
began his career in the Health Care industry at Merck & Co., before entering equity research as a Senior Research Associate covering
Specialty Pharmaceuticals at Leerink Swann LLC.  Mr. Renna began his investment career in 2004.

Edward D. Richardson
Mr. Richardson joined Westfield in 2014, and is a Partner and Head of the Industrials & Cyclicals Sector Team. Prior to joining Westfield, he worked at Delaware Investments, Merrill Lynch, and TM Capital.
Mr. Richardson began his investment career in 2005.

82

Your Harbor Funds Account
Choosing a Share Class

 Other funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds call 800-422-1050 or visit our website at harborcapital.com.
Each of the Harbor funds has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Funds’ separate share classes have different expenses and, as a result, their investment performances will differ. Harbor Funds, the Advisor, Harbor Funds Distributors, Inc. (the “Distributor”) and Harbor Services Group, Inc. (“Shareholder Services”) do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. When choosing a share class, you should consider the factors below:
Retirement Class	Retirement Class shares are available to individual and institutional investors.
■ No 12b-1 fee and no intermediary fee of any kind paid by any Fund
■ Transfer agent fee of up to 0.02% of average daily net assets
■ $1,000,000 minimum investment in each Fund

Institutional Class	Institutional Class shares are available to individual and institutional investors.
■ No 12b-1 fee
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in each Domestic Equity Fund and International and Global Equity Fund
■ $1,000 minimum investment in each Fixed Income Fund

Administrative Class
Harbor Core Bond Fund, Harbor International Compounders Fund, Harbor
International Core Fund and Harbor Mid Cap Fund do not offer Administrative
Class shares. Effective April 14, 2026, Administrative Class shares of Harbor
Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible
Securities Fund), Harbor International Small Cap Fund, Harbor Large Cap
Value Fund and Harbor Small Cap Growth Fund will no longer be available for purchase by new or existing shareholders. On or about April 21, 2026, any outstanding Administrative Class shares of the Funds listed above will be automatically redeemed and the Administrative Class for such Funds will be liquidated.
Administrative Class shares are available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. Employer-sponsored retirement and benefit plans include: (i) plans established under Internal Revenue Code Sections 401(a),
403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs,
Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.

■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in each Fund for accounts maintained by financial intermediaries
■ No minimum investment for employer-sponsored retirement or benefit plans

Investor Class	Harbor Core Bond Fund and Harbor Core Plus Fund do not offer Investor Class shares. Investor Class shares are available to individual and institutional investors.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.19% of average daily net assets
■ $2,500 minimum investment in each Fund for regular accounts
■ $1,000 minimum investment in each Fund for IRA and UTMA/UGMA accounts
Meeting the minimum investment for a share class means you have purchased and maintained shares with a value at the time of purchase that is at least equal to that minimum investment amount. Redemptions out of your account can cause your account to fail to meet the minimum investment amount requirement. Changes in the market value of your account alone will not cause your account to either meet the minimum

83

Your Harbor Funds Account
Choosing a Share Class

investment amount or fall below the minimum investment amount. See “Accounts Below Share Class Minimums”

Distribution and Service (12b-1) Fees
Harbor Funds has adopted a distribution plan for each Fund’s Administrative and Investor Classes of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the Funds pay distribution and service fees to the Distributor for the sale, distribution and servicing of the Administrative and Investor Class shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies, that maintain accounts in Harbor Funds for their customers. Because the Funds pay these fees out of the Administrative and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment in Administrative and Investor Class shares and may cost you more than paying other types of sales charges.

Transfer Agent Fees
The Funds pay Shareholder Services transfer agent fees (specified above) on a per-class basis for its services as shareholder servicing agent for each Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain recordkeeping, subaccounting and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Investing Through a Financial Intermediary
You may purchase Fund shares through a financial intermediary, which may include banks, broker-dealers, or financial professionals, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Funds directly.
The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in proper form by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. “Proper form” means that specific trade details and customer identifying information must be received by the intermediary at the time an order is submitted.
The Distributor, Shareholder Services and/or the Advisor and their related companies have in the past and could in the future pay intermediaries for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Funds through accounts that are maintained by the intermediaries.
The Advisor has in the past and could in the future pay intermediaries for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services, including making shares of a Fund and certain other Harbor funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by a Fund. Rather, such payments are made by the Advisor or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Harbor fund complex. Payments of this type are sometimes referred to as revenue-sharing payments.
A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend a Fund or other Harbor funds over another investment. See the Statement of Additional Information for more information. Ask your sales representative or visit your financial intermediary’s website for more information.
Harbor Funds, the Advisor, the Distributor, Shareholder Services and their respective trustees, directors, officers, employees and agents are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day or prior to the deadline established between Harbor and the intermediary (i.e., on a trade date plus one (T+1) basis).

84

Your Harbor Funds Account
Minimum Investment Exceptions

Retirement Class
You may purchase Retirement Class shares, notwithstanding the $1,000,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.
(b)
Certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
(c)
Omnibus accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers, provided that no asset-based fees are paid to such intermediaries with respect to assets invested in Retirement Class shares.

Institutional Class
You may purchase Institutional Class shares, notwithstanding the minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility. All of the exceptions below apply to Equity Funds and exceptions (e) and (i) below apply to Fixed Income Funds.
(a)
Shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.
(b)
Shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
(c)
Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.
(d)
Members of the immediate family living in the same household of any of the persons included in items (a), (b) or (c).
(e)
Current trustees and officers of Harbor Funds, partners and employees of legal counsel to Harbor Funds, directors, officers or employees of the Advisor and its affiliates, and current directors, officers, or employees of any Subadvisor to any Harbor Funds, and members of the immediate family of any of the foregoing.
(f)
Any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons.
(g)
Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.
(h)
Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.
(i)
Omnibus accounts, mutual fund advisory platforms and investment platforms via a custodian or clearing firm, and employer-sponsored plans.
(j)
Certain family trust accounts as approved by the Distributor.

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Minimum Investment Exceptions

Administrative Class
You may purchase Administrative Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Employer-sponsored retirement or benefit plans, including: qualified retirement plans, plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, profit-sharing plans, cash balance plans, money purchase pension plans, nonqualified deferred compensation plans and retiree health benefit plans.
(b)
Omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Investor Class
Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any Harbor fund.

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How to Purchase Shares

Harbor Funds will not accept cash, checks or cash equivalents.
Harbor Funds does not issue share certificates.
All orders to purchase shares received in proper form by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, will receive that day’s share price. “Proper form” means that specific trade details and customer identifying information must be received by the intermediary at the time an order is submitted. Orders received in proper form after the close of the NYSE will receive the next business day’s share price. Funds sent by wire or Automated Clearing House (“ACH”) for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Investing Through a Financial Intermediary” if you are purchasing shares through a financial intermediary.
Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. The Funds will notify shareholders of a purchase order rejection within 5 business days. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.
The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.
Harbor Small Cap Value Fund
Harbor Small Cap Value Fund (“Small Cap Value Fund”) is closed to new investors effective at 4:00 p.m. Eastern Time on Tuesday, June 1, 2021 (the “Small Cap Value Fund Close Date”). Small Cap Value Fund will continue to accept investments from existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Small Cap Value Fund account. Shares of the Small Cap Value Fund will also continue to be sold to:
■
Any participant in an employer-sponsored retirement or benefit plan that already includes the Small Cap Value Fund or has expressed in writing an interest in including the Small Cap Value Fund as an investment option on the Small Cap Value Fund Close date;
■
Any participant in an employer-sponsored retirement or benefit plan who roll over into an IRA account with the Small Cap Value Fund some or all of the proceeds from a distribution if the participant held shares of the Small Cap Value Fund through such plan immediately prior to the distribution;
■
Clients participating in retirement discretionary investment services, asset allocation programs sponsored by broker-dealers, banks, trust companies or other financial intermediaries, or as part of a financial advisors’ discretionary investment or financial planning services who currently uses the Small Cap Value Fund, provided the Small Cap Value Fund is offered through such a service or program on the Small Cap Value Fund Close Date;
■
Certain institutional and financial intermediary investors and shareholders investing through such intermediaries which have expressed an interest in investing in the Small Cap Value Fund, if approved by an officer of the Trust;
■
Other investment services or products managed by the Advisor, including multi-asset strategies;
■
Certain advisory clients and affiliated parties of the Small Cap Value Fund’s Subadvisor upon the request of the Subadvisor if the investment is determined by an officer of the Trust not to adversely affect the Small Cap Value Fund; and
■
Trustees and officers of the Trust and directors, officers and employees of the Advisor and the Small Cap Value Fund’s Subadvisor.
The Small Cap Value Fund will remain closed until further notice. The Small Cap Value Fund reserves the right to modify the foregoing closure policy at any time and to reject any investment for any reason.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
Open a new account	Add to an existing account
Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.
Mail a completed Letter of Instruction or an
Additional Investments form (available from
harborcapital.com). The Additional Investments form
may also be included with your most recent
confirmation statement.

Payment for purchase of shares may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and a service fee of $25 may be deducted from your account. You may be prohibited from future ACH purchases.
Shares purchased via ACH may be sold on any business day but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

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How to Purchase Shares

Harbor Funds and Shareholder Services are not responsible for any mail that is lost, delayed or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
Add to an existing account
You may submit orders for the purchase of shares by contacting a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and a service fee of $25 may be deducted from your account. You may be prohibited from future telephone purchases.
Shares purchased via the telephone may be sold on any business day but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.
You must establish banking instructions on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, you can do this via telephone or in one of the following ways: (1) log in to your Harbor Funds account online and follow the menu steps to establish banking instructions, (2) complete the Account Services form through the DocuSign option at harborcapital.com, (3) or download the Account Services form return that form to Harbor Funds by mail.

By Wire
Wire to:
State Street Bank and
Trust Company
Boston, MA
ABA#: 0110 0002 8
Acct: DDA #3018-065-7 Supply Fund name, Fund number, account registration and account number
Open a new account	Add to an existing account
Send the completed account application to Shareholder Services at the address listed under “By Mail.”	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.
Call a Shareholder Services Representative at 800-422-1050 if you are sending a wire of $100,000 or more.

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
Add to an existing account
If you have established online access for your account, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
Payment for purchase of shares through online access may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may be prohibited from future online purchases.
Shares purchased through online access may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the purchase request by mail.
You must establish banking instructions on your account to purchase shares through the online account access system. If banking instructions were not established at the time you opened your account, you may add them to your account via the online account access system, by calling a Shareholder Services Representative at 800-422-1050 during our normal business hours, or you may download the Account Services form from our website at harborcapital.com and send it by mail.

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Your Harbor Funds Account
How to Exchange Shares

An exchange is a redemption of shares from one Harbor fund and a purchase of shares into another Harbor fund.
Exchanges are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss.
Class-to-class exchanges within the same Fund, however, are generally not taxable.
All orders to exchange shares received in proper form by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in proper form after the close of the NYSE will receive the next day’s share price. The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to a Fund. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Harbor fund. You should consider the differences in investment objectives and expenses of a Harbor fund before making an exchange.
Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.
Retirement CLASS SHAREHOLDERS
The Retirement Class of shares is available to both individual and institutional investors who meet the minimum investment and other eligibility requirements.
You may exchange your shares of the Retirement Class for Retirement Class shares of any other Harbor fund. In addition, you may exchange your shares of the Retirement Class for shares of the Institutional, Administrative or Investor Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.
Institutional CLASS SHAREHOLDERS
This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.
If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.
If you are not an original shareholder or do not qualify for another exception, you must meet the minimum initial investment requirements for each Fund.
You may exchange your shares of the Institutional Class for shares of the Retirement Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund to be acquired.
Administrative CLASS SHAREHOLDERS
You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor fund available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class of another Harbor fund if such class of shares is available through your retirement plan or financial intermediary.
Investor CLASS SHAREHOLDERS
If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of any Harbor fund that does not currently offer Investor Class shares. Your exchanges out of any Harbor fund that does not currently offer Investor Class shares into another Harbor fund would be subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.

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Your Harbor Funds Account
How to Exchange Shares

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail an exchange request to Shareholder Services. Indicate the Fund name, the Fund number, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the account holder’s name(s) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost, delayed or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone exchange privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the exchange request by mail.

90

Your Harbor Funds Account
How to Sell Shares

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.
A Medallion signature guarantee may be required. See “Shareholder and Account Policies” for more information.
All orders to sell shares received in proper form by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in proper form after the close of the NYSE will receive the next business day’s share price. Harbor Funds has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.
The length of time Harbor Funds typically expects to pay proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Harbor Funds typically expects to pay redemption proceeds as follows: (i) for proceeds by check, Harbor Funds typically expects to mail the check by the next business day following the receipt of a redemption request that is in proper form; (ii) for proceeds by wire, Harbor Funds typically expects to pay proceeds by the next business day following the receipt of a redemption request that is in proper form; and (iii) for proceeds by ACH, Harbor Funds typically expects to transfer the proceeds to the shareholder’s bank on the next business day following the receipt of the redemption request which will be made available to the redeeming shareholder on the second business day. For redemption requests settled through the National Securities Clearing Corporation, Harbor Funds typically expects the redemption transaction to settle (and proceeds to be paid) the next business day following the receipt of the redemption request in proper form. For redemptions through an intermediary, Harbor Funds typically expects to pay redemption proceeds to the intermediary in accordance with the preceding statement. As previously noted, payments of redemption proceeds may take up to seven days, as permitted by law.
If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.
For information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds and Shareholder Services do not pay interest on redemption proceeds.
Redemption proceeds, except for IRA redemption proceeds, sent by check that are not cashed within 180 days may be reinvested (without interest), in your account in the same Fund from which they were redeemed at the current day’s net asset value (“NAV”). Redemption proceeds that are reinvested are subject to the risk of loss like any Fund investment. Additionally, if redemption checks are not cashed within 180 days, your account options will be changed to have future dividend and capital gains distributions reinvested.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail a written redemption request to Shareholder Services. State the Fund name, the Fund number, the number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost, delayed or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone redemption privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased via the telephone may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.

91

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How to Sell Shares

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected with the next business day’s share price.
Redemptions through online access will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased through online access may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the redemption request by mail.

92

Shareholder and Account Policies

Transaction and Account Policies
Important Information About Opening an Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including Harbor Funds, to obtain, verify and record information that identifies each person who opens an account. This information is used to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations or is from a sanctioned country or associated with a sanctioned entity. As a result, unless this information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, Harbor Funds must obtain the following information for each person that opens a new account:
■
Name;
■
Date of birth (for individuals);
■
Residential or business street address (although post office boxes may be used as a mailing address); and
■
Social Security number, taxpayer identification number or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other legal entities.
Legal entity customers are required to provide the name, date of birth, address and social security number (or other government identification number such as a passport number or other similar information in the case of foreign persons) of individual(s), referred to as “beneficial owner(s)”, who own 25% or more of the equity interest of the legal entity, as applicable, and an individual with significant responsibility to control, manage or direct the legal entity at the time that a new account is opened.
Federal law prohibits Harbor Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, Harbor Funds may restrict your ability to purchase additional shares until your identity is verified. Harbor Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Rights Reserved by Harbor Funds
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone, online access, or mail; (2) to refuse any purchase or the purchase portion of an exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering a Fund’s shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur; (6) to provide for or modify minimum investment requirements or modify the manner in which shares are offered for purchase; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if a Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account, which indicates that the identity of the shareholder can no longer be verified.
These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate a Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

Important Information Regarding State Escheatment Laws
Mutual fund accounts can be considered abandoned property. States are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances determined by your state, Harbor Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Harbor Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned

93

Shareholder and Account Policies

or unclaimed property) if the account owner has not initiated any activity in the account or established contact with a Fund for an “inactivity period” as specified in applicable state laws. If a Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. Other states may provide similar processes for shareholders.
Retirement accounts that are considered abandoned may be subject to state and federal withholding in addition to an early withdrawal penalty, if applicable, upon remittance to the state in which the account is registered.
We strongly encourage you to contact us at least once every year to review your account information. Below are ways in which you can assist us in safeguarding your Fund investments.
■
If you have established online access for your account, log in to your account at harborcapital.com to view your account information. Please note, simply visiting our public website does not establish contact with us under state escheatment laws.
■
Call one of our Shareholder Services Representatives at 800-422-1050, Monday through Friday, between 8:00 a.m. and 6:00 p.m. Eastern time.
■
Take action on letters received in the mail from Harbor Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

Excessive Trading/Market-Timing
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to identify and seek to discourage excessive short-term trading.
Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies, increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Some Fund holdings may not trade every day or may not trade frequently throughout a trading day. As a result, the Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. To the extent a Fund invests in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.
The Board of Trustees has adopted policies and procedures and has authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.
You may make no more than four round trips in the same Fund in any 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those shares of the same Fund on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.
Harbor Funds will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in any accounts maintained directly with Harbor Funds. If Harbor Funds discovers what it believes to be excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege for a shareholder on a temporary or permanent basis at any time, including after one round trip. Harbor Funds may also prohibit a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. The trading history of accounts under common ownership or control

94

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within any of the Funds may be considered in enforcing these policies. As described under “Pricing of Fund Shares,” Harbor Funds has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in the Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.
The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the same Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transactions involving the reinvestment of dividend and capital gains distributions; (v) transactions initiated through an automatic investment, exchange or withdrawal plan; (vi) transactions involving the transfer of shares from one account to another account of the same shareholder in the same Fund and the conversion of shares from one class to another class in the same Fund; (vii) transactions initiated by a plan sponsor; (viii) Section 529 College Savings Plans; (ix) Harbor funds that invest in other Harbor funds; (x) involuntary redemptions of shares to pay Fund or account fees; (xi) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely affect the management of the Fund; (xii) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted or wire are not considered mail transactions); (xiii) transactions pursuant to an automatic rebalancing or asset allocation program established with Harbor Funds; (xiv) omnibus accounts maintained by financial intermediaries; and (xv) transactions subject to redemption-in-kind arrangements between Harbor Funds and certain counterparties.
When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.
In addition, certain financial intermediaries may impose restrictions on short-term trading that may differ from those of Harbor Funds. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.

Shareholder Actions
With the exception of any claims under the federal securities laws, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Harbor Funds’s By-Laws or Harbor Funds or any Fund, including any claim of any nature against Harbor Funds, a Fund, the Trustees or officers or employees of Harbor Funds, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Any suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. There is a question regarding the enforceability of these provisions since the Securities Act of 1933 and the Investment Company Act of 1940 permit shareholders to bring claims arising from these Acts in both state and federal courts.

Pricing of Fund Shares
Each Fund’s share price, called its net asset value (NAV) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays

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or other days when the NYSE is closed, the NAV is generally not calculated and the Funds generally do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Advisor believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Advisor to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments.  The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last sale prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.
Current day share prices are normally available after 7:00 p.m. Eastern time at harborcapital.com.

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Paying for Shares by ACH/Wire
If you purchase Fund shares by Automated Clearing House (“ACH”) or Wirehouse (“Wire”):
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If your ACH/Wire payment does not clear for any reason, your purchase will be cancelled and a service fee of $25 may be deducted from your Harbor Funds account. You also may be prohibited from future purchases.
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Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to 3 business days for shares purchased by ACH or up to 1 business day for shares purchased by Wire.

In-Kind Redemptions
Harbor Funds agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the NAV of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Fund’s NAV per share. Redemptions, whether made in cash or in-kind, are taxable transactions for those shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs. You also may incur an additional tax liability upon the disposition of the securities received in the redemption.
Harbor Funds may also effect redemptions in kind in an effort to manage cash positions and/or to offset certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions). This practice may benefit a Fund and its shareholders by reducing the need for a Fund to maintain significant cash reserves and/or to sell securities held in the Fund to meet redemption requests or for other selling activities and, in so doing, avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the market value of the securities redeemed in-kind and, in turn, the NAV of the Fund.

Methods to Meet Redemption Requests
In order to meet redemption requests, Harbor Funds typically expects to use holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund may meet redemption requests by accessing a custodian overdraft facility, borrowing through an interfund lending program, or borrowing through other sources. These methods may be used during both normal and stressed conditions. In addition, Harbor Funds reserves the right to pay redemption proceeds in-kind as described above.

Accounts Below Share Class Minimums
If your account balance falls below the required minimum investment due to redemptions and/or exchanges out of the class of shares in which you are invested, Shareholder Services may request that the account balance be increased. If your account balance is not increased within 60 days, Harbor Funds reserves the right to redeem your account in full at the then-current NAV or the account may be moved into a share class that has a lower minimum investment. If you are an Institutional Class investor and do not maintain the required minimum investment, Harbor Funds reserves the right to exchange your Institutional Class shares at the then-current NAV for shares of that Fund’s Investor Class.  If you are a Retirement Class investor and do not maintain the required minimum investment, Harbor Funds reserves the right to exchange your Retirement Class shares at the then-current NAV for shares of that Fund’s Institutional Class.
Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class required minimum investment for the applicable Harbor fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

Statements and Reports
You will receive a confirmation statement from Harbor Funds after each transaction affecting your account unless your account is maintained by a financial intermediary. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact a Shareholder Services Representative regarding any errors or discrepancies.
Each Fund produces financial reports, which includes a list of the Fund’s portfolio holdings semi-annually, and updates its prospectus at least annually.
Unless you instruct Harbor Funds otherwise by contacting a Shareholder Services Representative, Harbor Funds will mail only one financial report, prospectus or proxy statement to shareholders with the same

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last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a Shareholder Services Representative at 800-422-1050 if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after Shareholder Services receives your instructions. Your consent to householding is considered valid until revoked.

Signature Guarantees
Harbor Funds believes that certain redemption instructions may involve a greater risk of potential fraud. In seeking to ensure that the redemption instructions are genuine, Harbor Funds requires that the shareholder obtain and provide a Medallion signature guarantee to Harbor Funds with the instructions. A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers.
A Medallion signature guarantee is required if any of the following are applicable:
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 business days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds sent by wire or ACH to a bank account that has been changed on Harbor Funds’ records within 10 business days of the redemption request or to an account other than a bank account of record.
Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion. Harbor Funds may also accept or require a Signature Validation stamp (SVP) under certain circumstances at Harbor Funds’ sole discretion.
A Medallion signature guarantee may be refused if any of the following are applicable:
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It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the Medallion guarantee.
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The guarantee stamp has been reported as stolen, missing or counterfeit.
How to Obtain a Medallion Signature Guarantee
A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.
If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature. In its discretion, Shareholder Services may accept such an authentication in lieu of a Medallion signature guarantee.

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You may receive dividends and capital gains distributions in cash or reinvest them. Dividends and capital gains distributions will be reinvested in additional shares of the same Fund unless you elect otherwise.
This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund, except as indicated below, declares and pays any dividends from net investment income and capital gains at least annually in December. Harbor Core Bond Fund and Harbor Core Plus Fund declare and pay any dividends from net investment income monthly. Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund) and Harbor Large Cap Value Fund declare and pay any dividends from net investment income quarterly.
Each Fund may also pay dividends and capital gain distributions at other times if necessary to avoid U.S. federal income or excise tax. Each Fund expects distributions, if any, to be from capital gains and/or net investment income.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds’ Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.” For example: On December 16, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 17, the Fund’s net asset value per share will drop to $19 (excluding any market value change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.
When you sell or exchange Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) you receive and your tax basis for the shares that you sell or exchange. Early each year, each Fund will send you information about each Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:
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Postal or other delivery service is unable to deliver checks to the address of record;
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Dividends and capital gains distributions are not cashed within 180 days; or
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Bank account of record is no longer valid.
Dividends and capital gains distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any investment. In addition, reinvestments are net of any applicable withholding tax.
Harbor Funds and Shareholder Services do not have any obligation, under any circumstances, to pay interest on dividends or capital gains distributions sent to a shareholder.

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Cost Basis
Shares acquired after January 1, 2012 are referred to as “covered” shares, while shares acquired prior to January 1, 2012 are referred to as “non-covered” shares. For covered shares, Harbor Funds is required to report cost basis information to you as well as the IRS on Form 1099-B. The cost basis information provided to you for non-covered shares will not be reported to the IRS. Both covered and non-covered shares will each receive their own individual cost basis calculation.
Harbor Funds offers average cost basis information, if available, to shareholders for noncovered shares on quarterly statements in addition to the required cost basis information for covered shares. Cost basis information on taxable transactions that represent noncovered shares will be noted on Form 1099-B, but not reported to the IRS.
Under cost basis regulations that began in 2012, you can select a different cost basis method for the covered shares in your Harbor Funds account. You can do this in one of four ways: (1) log in to your Harbor Funds account online and follow the menu steps to select a different cost basis method, (2) complete the Cost Basis Election form through the DocuSign option at harborcapital.com, (3) download the Cost Basis Election form and return that form to Harbor Funds by mail, or (4) contact Shareholder Services at 800-422-1050 to request that a copy of the Cost Basis Election form be mailed to you for completion and return to Harbor Funds by mail.
If you do not elect a cost basis method, Harbor Funds will use the average cost method for calculating cost basis of your covered shares.
For more information on cost basis and which method is right for you, please contact your tax advisor.

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Investor Services

Harbor Funds provides a variety of services to manage your account.
If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these features or you may download the form from our website at harborcapital.com.
Online Services
harborcapital.com
Our website is normally available 24 hours a day. It provides you with the ability to access your account information, submit transactions, request forms and applications, and obtain additional information on each of the Funds.
When you establish an account, you will automatically be granted online transaction privileges.
To perform transactions via our website, you must first register for online access in order to authorize us to transmit account information online and to accept online instructions. Go to harborcapital.com to register for online access.
Online transactions are subject to the same minimums and terms as other transactions.
Shareholder Services uses procedures designed to confirm that instructions communicated via online access are genuine, including requiring that certain identifying information be provided, prior to acting upon instructions and sending written confirmation of online transactions. To the extent that Shareholder Services uses reasonable procedures to confirm that instructions received through our website are genuine, Harbor Funds, Shareholder Services and the Distributor are not liable for acting on these instructions.

Telephone Services
800-422-1050
You may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. When you establish an account, you will be granted telephone transaction privileges unless you specifically instruct us otherwise in writing.
Telephone transactions are subject to the same minimums and terms as other transactions.
Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring that certain identifying information be provided prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by Shareholder Services. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, Harbor Funds, Shareholder Services, or the Distributor will not be liable for acting in accordance with these instructions.

Retirement Accounts
For information on establishing retirement accounts, please call 800-422-1050 or visit our website at harborcapital.com.
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Traditional IRA — An individual retirement account. You may be able to deduct the contribution from taxable income, thereby reducing your current income taxes. Taxes on investment earnings are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non-deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59½ are assessed a 10% premature withdrawal penalty in addition to income tax, unless an exception applies. There is no age limit on making contributions to Traditional IRAs. If your 70th birthday is after July 1, 2019, you do not need to take withdrawals until you reach age 73. Those who have already begun taking Required Minimum Distributions (RMDs) must continue to do so.
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Roth IRA — An individual retirement account. Your contributions are never tax deductible; however, all earnings in the account are tax-free. You do not pay income taxes on qualified withdrawals from your Roth IRA if certain requirements are met. There is no age limitation on making contributions to Roth IRAs and there is no requirement that you begin making minimum withdrawals at any age.
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SEP IRA — A type of Traditional IRA funded by employer contributions. A Harbor Funds Traditional IRA may be used in connection with a Simplified Employee Pension (SEP) plan maintained by your employer. Assets grow tax-deferred and distributions are taxable as income.
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Other Retirement Plans — a Fund may be used as an investment option in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.
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SIMPLE IRA — A Savings Incentive Match Plan for Employees IRA (SIMPLE IRA) is a plan that certain small employers can set up for the benefit of their employees. Harbor Funds does not offer SIMPLE IRAs.

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Shareholders participating in an automatic investment, exchange or withdrawal plan, or dividend exchange plan will receive only quarterly confirmations of all transactions.
Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.
Your automatic investment plan, automatic exchange plan, automatic withdrawal plan, or dividend exchange plan may be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.
Automatic Investment Plan
You may direct Harbor Funds to purchase a specific dollar amount of a Fund on a scheduled basis through an ACH transaction by providing valid banking instructions on your account application or Automatic Transactions form.
If your ACH transaction does not clear, your purchase will be cancelled and a service fee of $25 may be deducted from your account. You may also be prohibited from future automatic investment plan purchases.
If you already have a Harbor Funds account, you may: (1) log in to your Harbor Funds account online and follow the menu steps to establish an automatic investment plan, (2) complete the Automatic Transactions form through the DocuSign option at harborcapital.com, (3) download the Automatic Transactions form and return that form to Harbor Funds by mail, or (4) contact Shareholder Services at 800-422-1050.
By using the automatic investment or exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in NAV per share. Over time, your average cost per share may be higher or lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an effective way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares before an anticipated dividend or capital gains distribution.
Automatic Exchange Plan
You may direct Harbor Funds to automatically exchange between Funds on a scheduled basis. The Fund being exchanged out of and the Fund being exchanged into must already be established with an account balance greater than zero and must continue to meet the minimum requirements for its respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.
Automatic Withdrawal Plan
You may direct Harbor Funds to withdraw a specific dollar amount on a scheduled basis during the year.
If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore may be taxable transactions depending on the type of account, and you may realize a gain or a loss. To understand how such withdrawals will affect you, you should consult your tax adviser.
Dividend Exchange Plan
You may invest dividends and capital gain distributions from one Harbor fund in shares of another Harbor fund, provided you have opened an account in the other Harbor fund with a balance greater than zero and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Harbor fund are used to purchase shares in another Harbor fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual financial statements, which are available upon request.
HARBOR ARES SYSTEMATIC CONVERTIBLE SECURITIES FUND (FORMERLY, HARBOR CONVERTIBLE SECURITIES FUND)
	Retirement Class
Year Ended October 31,	2025	2024	2023[g]	2022	2021
Net asset value beginning of period	$11.23	$9.42	$9.82	$13.69	$12.49
Income from Investment Operations
Net investment income/(loss)[e,b]	0.32	0.39	0.24	0.04	0.02
Net realized and unrealized gain/(loss) on investments	2.45	1.76	(0.32)	(2.22)	2.43
Total from investment operations	2.77	2.15	(0.08)	(2.18)	2.45
Less Distributions
Dividends from net investment income	(0.34)	(0.34)	(0.28)	(0.08)	(0.09)
Distributions from net realized capital gains	—	—	—	(1.61)	(1.16)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.34)	(0.34)	(0.32)	(1.69)	(1.25)
Proceeds from redemption fees	—	—	—	—	—*
Net asset value end of period	$13.66	$11.23	$9.42	$9.82	$13.69
Net assets end of period (000s)	$15,621	$12,460	$10,174	$33,711	$41,250
Ratios and Supplemental Data (%)
Total return[f]	25.19%	23.08%	(0.73)%	(17.59)%	20.23%
Ratio of total expenses to average net assets	0.92	0.94	0.98	0.74	0.73
Ratio of net expenses to average net assets[e]	0.63	0.63	0.69	0.68	0.67
Ratio of net investment income/(loss) to average net assets[e]	2.70	3.69	2.40	0.35	0.15
Portfolio turnover	160	100	127	66	50

	Administrative Class
Year Ended October 31,	2025	2024	2023[g]	2022	2021
Net asset value beginning of period	$11.21	$9.40	$9.78	$13.63	$12.46
Income from Investment Operations
Net investment income/(loss)[e,b]	0.29	0.35	0.27	—*	(0.02)
Net realized and unrealized gain/(loss) on investments	2.44	1.77	(0.42)	(2.20)	2.42
Total from investment operations	2.73	2.12	(0.15)	(2.20)	2.40
Less Distributions
Dividends from net investment income	(0.30)	(0.31)	(0.21)	(0.04)	(0.07)
Distributions from net realized capital gains	—	—	—	(1.61)	(1.16)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.30)	(0.31)	(0.23)	(1.65)	(1.23)
Proceeds from redemption fees	—	—	—	—	—*
Net asset value end of period	$13.64	$11.21	$9.40	$9.78	$13.63
Net assets end of period (000s)	$52	$87	$71	$70	$85
Ratios and Supplemental Data (%)
Total return[f]	24.78%	22.73%	(1.47)%	(17.84)%	19.87%
Ratio of total expenses to average net assets	1.25	1.27	1.24	1.07	1.06
Ratio of net expenses to average net assets[e]	0.96	0.96	0.97	1.01	1.00
Ratio of net investment income/(loss) to average net assets[e]	2.45	3.36	2.71	0.02	(0.18)
Portfolio turnover	160	100	127	66	50

*	Less than $0.01
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.
g	Effective March 1, 2023, the Board of Trustees appointed Ares Systematic Credit Limited (formerly known as BlueCove Limited) as the subadvisor to the Fund.

103

HARBOR ARES SYSTEMATIC CONVERTIBLE SECURITIES FUND (FORMERLY, HARBOR CONVERTIBLE SECURITIES FUND)—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023[g]	2022	2021
Net asset value beginning of period	$11.23	$9.42	$9.82	$13.68	$12.48
Income from Investment Operations
Net investment income/(loss)[e,b]	0.31	0.38	0.23	0.03	0.01
Net realized and unrealized gain/(loss) on investments	2.45	1.76	(0.32)	(2.21)	2.43
Total from investment operations	2.76	2.14	(0.09)	(2.18)	2.44
Less Distributions
Dividends from net investment income	(0.33)	(0.33)	(0.28)	(0.07)	(0.08)
Distributions from net realized capital gains	—	—	—	(1.61)	(1.16)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.33)	(0.33)	(0.31)	(1.68)	(1.24)
Proceeds from redemption fees	—	—	—	—	—*
Net asset value end of period	$13.66	$11.23	$9.42	$9.82	$13.68
Net assets end of period (000s)	$23,236	$11,423	$15,052	$126,865	$161,772
Ratios and Supplemental Data (%)
Total return[f]	25.09%	22.98%	(0.83)%	(17.62)%	20.18%
Ratio of total expenses to average net assets	1.00	1.02	1.06	0.82	0.81
Ratio of net expenses to average net assets[e]	0.71	0.71	0.77	0.76	0.75
Ratio of net investment income/(loss) to average net assets[e]	2.56	3.65	2.31	0.27	0.06
Portfolio turnover	160	100	127	66	50

	Investor Class
Year Ended October 31,	2025	2024	2023[g]	2022	2021
Net asset value beginning of period	$11.18	$9.38	$9.77	$13.62	$12.46
Income from Investment Operations
Net investment income/(loss)[e,b]	0.27	0.34	0.24	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.44	1.76	(0.36)	(2.20)	2.43
Total from investment operations	2.71	2.10	(0.12)	(2.21)	2.39
Less Distributions
Dividends from net investment income	(0.29)	(0.30)	(0.24)	(0.03)	(0.07)
Distributions from net realized capital gains	—	—	—	(1.61)	(1.16)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.29)	(0.30)	(0.27)	(1.64)	(1.23)
Proceeds from redemption fees	—	—	—	—	—*
Net asset value end of period	$13.60	$11.18	$9.38	$9.77	$13.62
Net assets end of period (000s)	$1,490	$842	$653	$2,076	$2,853
Ratios and Supplemental Data (%)
Total return[f]	24.69%	22.55%	(1.23)%	(17.92)%	19.76%
Ratio of total expenses to average net assets	1.35	1.38	1.40	1.18	1.17
Ratio of net expenses to average net assets[e]	1.06	1.07	1.12	1.12	1.11
Ratio of net investment income/(loss) to average net assets[e]	2.23	3.25	2.46	(0.10)	(0.29)
Portfolio turnover	160	100	127	66	50

*	Less than $0.01
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.
g	Effective March 1, 2023, the Board of Trustees appointed Ares Systematic Credit Limited (formerly known as BlueCove Limited) as the subadvisor to the Fund.

104

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$118.45	$82.14	$66.82	$124.89	$99.19
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.17)	(0.06)	0.03	(0.06)	(0.27)
Net realized and unrealized gain/(loss) on investments	28.40	36.37	15.29	(39.22)	38.73
Total from investment operations	28.23	36.31	15.32	(39.28)	38.46
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.36)	—	—	(18.79)	(12.76)
Total distributions	(12.36)	—	—	(18.79)	(12.76)
Net asset value end of period	$134.32	$118.45	$82.14	$66.82	$124.89
Net assets end of period (000s)	$10,773,711	$10,065,671	$7,562,038	$7,108,919	$11,385,191
Ratios and Supplemental Data (%)
Total return[f]	25.53%	44.21%	22.93%	(36.03)%	41.33%
Ratio of total expenses to average net assets	0.64	0.64	0.64	0.64	0.63
Ratio of net expenses to average net assets[e]	0.59	0.59	0.59	0.58	0.57
Ratio of net investment income/(loss) to average net assets[e]	(0.14)	(0.05)	0.04	(0.07)	(0.25)
Portfolio turnover	28	28	27	34	48

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$112.84	$78.51	$64.08	$120.94	$96.68
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.53)	(0.38)	(0.21)	(0.33)	(0.61)
Net realized and unrealized gain/(loss) on investments	26.90	34.71	14.64	(37.74)	37.63
Total from investment operations	26.37	34.33	14.43	(38.07)	37.02
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.36)	—	—	(18.79)	(12.76)
Total distributions	(12.36)	—	—	(18.79)	(12.76)
Net asset value end of period	$126.85	$112.84	$78.51	$64.08	$120.94
Net assets end of period (000s)	$204,569	$192,992	$199,055	$187,390	$414,600
Ratios and Supplemental Data (%)
Total return[f]	25.11%	43.73%	22.52%	(36.23)%	40.86%
Ratio of total expenses to average net assets	0.97	0.97	0.97	0.97	0.96
Ratio of net expenses to average net assets[e]	0.92	0.92	0.92	0.91	0.90
Ratio of net investment income/(loss) to average net assets[e]	(0.47)	(0.37)	(0.29)	(0.41)	(0.57)
Portfolio turnover	28	28	27	34	48

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

105

HARBOR CAPITAL APPRECIATION FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$118.04	$81.92	$66.69	$124.78	$99.18
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.27)	(0.14)	(0.03)	(0.13)	(0.36)
Net realized and unrealized gain/(loss) on investments	28.28	36.26	15.26	(39.17)	38.72
Total from investment operations	28.01	36.12	15.23	(39.30)	38.36
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.36)	—	—	(18.79)	(12.76)
Total distributions	(12.36)	—	—	(18.79)	(12.76)
Net asset value end of period	$133.69	$118.04	$81.92	$66.69	$124.78
Net assets end of period (000s)	$17,762,870	$17,008,997	$14,002,664	$13,590,549	$28,902,862
Ratios and Supplemental Data (%)
Total return[f]	25.42%	44.09%	22.84%	(36.08)%	41.22%
Ratio of total expenses to average net assets	0.72	0.72	0.72	0.72	0.71
Ratio of net expenses to average net assets[e]	0.67	0.67	0.67	0.66	0.65
Ratio of net investment income/(loss) to average net assets[e]	(0.22)	(0.13)	(0.04)	(0.16)	(0.33)
Portfolio turnover	28	28	27	34	48

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$108.39	$75.49	$61.68	$117.30	$94.19
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.62)	(0.48)	(0.28)	(0.40)	(0.72)
Net realized and unrealized gain/(loss) on investments	25.74	33.38	14.09	(36.43)	36.59
Total from investment operations	25.12	32.90	13.81	(36.83)	35.87
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.36)	—	—	(18.79)	(12.76)
Total distributions	(12.36)	—	—	(18.79)	(12.76)
Net asset value end of period	$121.15	$108.39	$75.49	$61.68	$117.30
Net assets end of period (000s)	$962,340	$978,805	$813,072	$797,250	$1,564,732
Ratios and Supplemental Data (%)
Total return[f]	24.98%	43.58%	22.39%	(36.31)%	40.71%
Ratio of total expenses to average net assets	1.07	1.08	1.08	1.08	1.08
Ratio of net expenses to average net assets[e]	1.02	1.03	1.03	1.02	1.01
Ratio of net investment income/(loss) to average net assets[e]	(0.58)	(0.49)	(0.40)	(0.52)	(0.69)
Portfolio turnover	28	28	27	34	48

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

106

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$8.86	$8.34	$8.64	$10.61	$11.06
Income from Investment Operations
Net investment income/(loss)[e,b]	0.41	0.41	0.34	0.22	0.19
Net realized and unrealized gain/(loss) on investments	0.13	0.49	(0.27)	(1.90)	(0.19)
Total from investment operations	0.54	0.90	0.07	(1.68)	—
Less Distributions
Dividends from net investment income	(0.41)	(0.38)	(0.37)	(0.29)	(0.23)
Distributions from net realized capital gains	—	—	—	—	(0.22)
Total distributions	(0.41)	(0.38)	(0.37)	(0.29)	(0.45)
Net asset value end of period	$8.99	$8.86	$8.34	$8.64	$10.61
Net assets end of period (000s)	$1,443,710	$1,125,752	$64,662	$41,312	$36,557
Ratios and Supplemental Data (%)
Total return[f]	6.21%	10.82%	0.63%	(16.14)%	(0.01)%
Ratio of total expenses to average net assets	0.28	0.29	0.36	0.37	0.43
Ratio of net expenses to average net assets[e]	0.26	0.26	0.26	0.27	0.37
Ratio of net investment income/(loss) to average net assets[e]	4.64	4.55	3.88	2.28	1.77
Portfolio turnover	45	101	71	60	47

	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$8.86	$8.34	$8.64	$10.61	$11.06
Income from Investment Operations
Net investment income/(loss)[e,b]	0.40	0.39	0.34	0.20	0.18
Net realized and unrealized gain/(loss) on investments	0.13	0.50	(0.28)	(1.89)	(0.19)
Total from investment operations	0.53	0.89	0.06	(1.69)	(0.01)
Less Distributions
Dividends from net investment income	(0.40)	(0.37)	(0.36)	(0.28)	(0.22)
Distributions from net realized capital gains	—	—	—	—	(0.22)
Total distributions	(0.40)	(0.37)	(0.36)	(0.28)	(0.44)
Net asset value end of period	$8.99	$8.86	$8.34	$8.64	$10.61
Net assets end of period (000s)	$101,924	$97,959	$42,105	$28,065	$105,931
Ratios and Supplemental Data (%)
Total return[f]	6.13%	10.74%	0.55%	(16.21)%	(0.09)%
Ratio of total expenses to average net assets	0.36	0.37	0.44	0.45	0.51
Ratio of net expenses to average net assets[e]	0.34	0.34	0.34	0.36	0.45
Ratio of net investment income/(loss) to average net assets[e]	4.56	4.39	3.79	2.03	1.70
Portfolio turnover	45	101	71	60	47

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

107

HARBOR CORE PLUS FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022[h]	2021
Net asset value beginning of period	$10.17	$9.50	$9.78	$12.06	$12.35
Income from Investment Operations
Net investment income/(loss)[e,b]	0.45	0.44	0.40	0.32	0.32
Net realized and unrealized gain/(loss) on investments	0.21	0.70	(0.24)	(2.18)	(0.21)
Total from investment operations	0.66	1.14	0.16	(1.86)	0.11
Less Distributions
Dividends from net investment income	(0.47)	(0.47)	(0.44)	(0.40)	(0.27)
Distributions from net realized capital gains	—	—	—	(0.02)	(0.13)
Total distributions	(0.47)	(0.47)	(0.44)	(0.42)	(0.40)
Net asset value end of period	$10.36	$10.17	$9.50	$9.78	$12.06
Net assets end of period (000s)	$80,624	$41,952	$13,726	$12,389	$172,699
Ratios and Supplemental Data (%)
Total return[f]	6.68%	12.11%	1.43%	(15.78)%	0.88%
Ratio of total expenses to average net assets	0.30	0.31	0.30	0.42	0.53
Ratio of net expenses to average net assets[e]	0.30	0.30	0.30	0.36	0.43
Ratio of net investment income/(loss) to average net assets[e]	4.46	4.34	3.94	2.83	2.63
Portfolio turnover	44	56	55	219	370

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022[h]	2021
Net asset value beginning of period	$10.17	$9.50	$9.78	$12.08	$12.37
Income from Investment Operations
Net investment income/(loss)[e,b]	0.42	0.40	0.36	0.29	0.28
Net realized and unrealized gain/(loss) on investments	0.20	0.70	(0.24)	(2.21)	(0.21)
Total from investment operations	0.62	1.10	0.12	(1.92)	0.07
Less Distributions
Dividends from net investment income	(0.44)	(0.43)	(0.40)	(0.36)	(0.23)
Distributions from net realized capital gains	—	—	—	(0.02)	(0.13)
Total distributions	(0.44)	(0.43)	(0.40)	(0.38)	(0.36)
Net asset value end of period	$10.35	$10.17	$9.50	$9.78	$12.08
Net assets end of period (000s)	$5,792	$7,109	$7,664	$11,223	$17,270
Ratios and Supplemental Data (%)
Total return[f]	6.23%	11.75%	1.10%	(16.20)%	0.54%
Ratio of total expenses to average net assets	0.63	0.64	0.63	0.71	0.86
Ratio of net expenses to average net assets[e]	0.63	0.63	0.63	0.67	0.76
Ratio of net investment income/(loss) to average net assets[e]	4.14	4.00	3.58	2.64	2.29
Portfolio turnover	44	56	55	219	370

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.
h	Effective February 2, 2022, the Board of Trustees appointed Income Research+Management as the subadvisor to the Fund.

108

HARBOR CORE PLUS FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022[h]	2021
Net asset value beginning of period	$10.15	$9.49	$9.77	$12.07	$12.36
Income from Investment Operations
Net investment income/(loss)[e,b]	0.45	0.43	0.39	0.32	0.31
Net realized and unrealized gain/(loss) on investments	0.19	0.69	(0.24)	(2.21)	(0.21)
Total from investment operations	0.64	1.12	0.15	(1.89)	0.10
Less Distributions
Dividends from net investment income	(0.46)	(0.46)	(0.43)	(0.39)	(0.26)
Distributions from net realized capital gains	—	—	—	(0.02)	(0.13)
Total distributions	(0.46)	(0.46)	(0.43)	(0.41)	(0.39)
Net asset value end of period	$10.33	$10.15	$9.49	$9.77	$12.07
Net assets end of period (000s)	$1,168,879	$1,083,111	$905,615	$924,416	$1,376,349
Ratios and Supplemental Data (%)
Total return[f]	6.51%	11.93%	1.35%	(15.99)%	0.79%
Ratio of total expenses to average net assets	0.38	0.39	0.38	0.46	0.61
Ratio of net expenses to average net assets[e]	0.38	0.38	0.38	0.42	0.51
Ratio of net investment income/(loss) to average net assets[e]	4.38	4.25	3.85	2.88	2.52
Portfolio turnover	44	56	55	219	370

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.
h	Effective February 2, 2022, the Board of Trustees appointed Income Research+Management as the subadvisor to the Fund.

109

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$12.76	$10.79	$9.75	$13.83	$10.25
Income from Investment Operations
Net investment income/(loss)[e,b]	0.25	0.23	0.25	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.53	2.05	0.95	(3.36)	3.50
Total from investment operations	2.78	2.28	1.20	(3.13)	3.71
Less Distributions
Dividends from net investment income	(0.40)	(0.31)	(0.16)	(0.23)	(0.13)
Distributions from net realized capital gains	—	—	—	(0.72)	—
Total distributions	(0.40)	(0.31)	(0.16)	(0.95)	(0.13)
Net asset value end of period	$15.14	$12.76	$10.79	$9.75	$13.83
Net assets end of period (000s)	$515,113	$657,085	$610,787	$543,857	$853,454
Ratios and Supplemental Data (%)
Total return[f]	22.60%	21.34%	12.38%	(24.03)%	36.32%
Ratio of total expenses to average net assets	0.85	0.83	0.82	0.84	0.84
Ratio of net expenses to average net assets[e]	0.74	0.72	0.72	0.72	0.71
Ratio of net investment income/(loss) to average net assets[e]	1.86	1.83	2.16	1.98	1.54
Portfolio turnover	18	30	19	24	51

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$12.70	$10.75	$9.71	$13.77	$10.22
Income from Investment Operations
Net investment income/(loss)[e,b]	0.23	0.20	0.21	0.20	0.16
Net realized and unrealized gain/(loss) on investments	2.50	2.02	0.96	(3.35)	3.48
Total from investment operations	2.73	2.22	1.17	(3.15)	3.64
Less Distributions
Dividends from net investment income	(0.36)	(0.27)	(0.13)	(0.19)	(0.09)
Distributions from net realized capital gains	—	—	—	(0.72)	—
Total distributions	(0.36)	(0.27)	(0.13)	(0.91)	(0.09)
Net asset value end of period	$15.07	$12.70	$10.75	$9.71	$13.77
Net assets end of period (000s)	$17,037	$11,370	$8,506	$7,419	$9,213
Ratios and Supplemental Data (%)
Total return[f]	22.23%	20.87%	12.06%	(24.24)%	35.76%
Ratio of total expenses to average net assets	1.18	1.16	1.15	1.17	1.17
Ratio of net expenses to average net assets[e]	1.07	1.05	1.05	1.05	1.04
Ratio of net investment income/(loss) to average net assets[e]	1.68	1.57	1.81	1.73	1.17
Portfolio turnover	18	30	19	24	51

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

110

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$12.76	$10.79	$9.75	$13.82	$10.25
Income from Investment Operations
Net investment income/(loss)[e,b]	0.25	0.22	0.24	0.23	0.19
Net realized and unrealized gain/(loss) on investments	2.53	2.05	0.96	(3.36)	3.50
Total from investment operations	2.78	2.27	1.20	(3.13)	3.69
Less Distributions
Dividends from net investment income	(0.39)	(0.30)	(0.16)	(0.22)	(0.12)
Distributions from net realized capital gains	—	—	—	(0.72)	—
Total distributions	(0.39)	(0.30)	(0.16)	(0.94)	(0.12)
Net asset value end of period	$15.15	$12.76	$10.79	$9.75	$13.82
Net assets end of period (000s)	$210,147	$253,607	$270,054	$248,130	$332,503
Ratios and Supplemental Data (%)
Total return[f]	22.54%	21.24%	12.28%	(24.04)%	36.12%
Ratio of total expenses to average net assets	0.93	0.91	0.90	0.92	0.92
Ratio of net expenses to average net assets[e]	0.82	0.80	0.80	0.80	0.79
Ratio of net investment income/(loss) to average net assets[e]	1.85	1.73	2.06	1.99	1.43
Portfolio turnover	18	30	19	24	51

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$12.64	$10.69	$9.66	$13.70	$10.17
Income from Investment Operations
Net investment income/(loss)[e,b]	0.20	0.17	0.19	0.18	0.14
Net realized and unrealized gain/(loss) on investments	2.50	2.04	0.96	(3.33)	3.47
Total from investment operations	2.70	2.21	1.15	(3.15)	3.61
Less Distributions
Dividends from net investment income	(0.35)	(0.26)	(0.12)	(0.17)	(0.08)
Distributions from net realized capital gains	—	—	—	(0.72)	—
Total distributions	(0.35)	(0.26)	(0.12)	(0.89)	(0.08)
Net asset value end of period	$14.99	$12.64	$10.69	$9.66	$13.70
Net assets end of period (000s)	$15,726	$11,694	$9,705	$8,330	$10,072
Ratios and Supplemental Data (%)
Total return[f]	22.03%	20.87%	11.87%	(24.32)%	35.56%
Ratio of total expenses to average net assets	1.29	1.27	1.26	1.28	1.29
Ratio of net expenses to average net assets[e]	1.17	1.16	1.16	1.16	1.15
Ratio of net investment income/(loss) to average net assets[e]	1.51	1.41	1.71	1.60	1.07
Portfolio turnover	18	30	19	24	51

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

111

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$46.96	$39.99	$35.91	$48.47	$36.52
Income from Investment Operations
Net investment income/(loss)[e,b]	1.02	0.91	1.01	1.09	0.72
Net realized and unrealized gain/(loss) on investments	8.47	7.66	4.41	(12.60)	11.73
Total from investment operations	9.49	8.57	5.42	(11.51)	12.45
Less Distributions
Dividends from net investment income	(1.75)	(1.60)	(1.34)	(1.05)	(0.50)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(1.75)	(1.60)	(1.34)	(1.05)	(0.50)
Net asset value end of period	$54.70	$46.96	$39.99	$35.91	$48.47
Net assets end of period (000s)	$666,109	$612,228	$535,873	$461,129	$872,647
Ratios and Supplemental Data (%)
Total return[f]	21.12%	21.79%	15.24%	(24.19)%	34.23%
Ratio of total expenses to average net assets	0.81	0.81	0.81	0.81	0.80
Ratio of net expenses to average net assets[e]	0.71	0.69	0.69	0.69	0.69
Ratio of net investment income/(loss) to average net assets[e]	2.05	1.98	2.41	2.57	1.55
Portfolio turnover	17	32	18	14	21

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$47.54	$40.45	$36.29	$48.95	$36.78
Income from Investment Operations
Net investment income/(loss)[e,b]	0.87	0.76	0.88	1.02	0.57
Net realized and unrealized gain/(loss) on investments	8.61	7.76	4.48	(12.80)	11.84
Total from investment operations	9.48	8.52	5.36	(11.78)	12.41
Less Distributions
Dividends from net investment income	(1.58)	(1.43)	(1.20)	(0.87)	(0.24)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(1.58)	(1.43)	(1.20)	(0.87)	(0.24)
Net asset value end of period	$55.44	$47.54	$40.45	$36.29	$48.95
Net assets end of period (000s)	$14,877	$8,964	$10,643	$10,375	$15,464
Ratios and Supplemental Data (%)
Total return[f]	20.74%	21.37%	14.88%	(24.46)%	33.80%
Ratio of total expenses to average net assets	1.14	1.14	1.14	1.14	1.14
Ratio of net expenses to average net assets[e]	1.04	1.02	1.02	1.02	1.02
Ratio of net investment income/(loss) to average net assets[e]	1.70	1.64	2.08	2.40	1.22
Portfolio turnover	17	32	18	14	21

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

112

HARBOR INTERNATIONAL FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$47.14	$40.14	$36.04	$48.64	$36.64
Income from Investment Operations
Net investment income/(loss)[e,b]	0.99	0.88	0.99	1.12	0.70
Net realized and unrealized gain/(loss) on investments	8.50	7.69	4.42	(12.71)	11.76
Total from investment operations	9.49	8.57	5.41	(11.59)	12.46
Less Distributions
Dividends from net investment income	(1.71)	(1.57)	(1.31)	(1.01)	(0.46)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(1.71)	(1.57)	(1.31)	(1.01)	(0.46)
Net asset value end of period	$54.92	$47.14	$40.14	$36.04	$48.64
Net assets end of period (000s)	$2,782,933	$2,552,081	$2,354,695	$2,298,600	$3,307,683
Ratios and Supplemental Data (%)
Total return[f]	21.02%	21.69%	15.14%	(24.25)%	34.15%
Ratio of total expenses to average net assets	0.89	0.89	0.89	0.89	0.89
Ratio of net expenses to average net assets[e]	0.79	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[e]	1.98	1.91	2.35	2.68	1.50
Portfolio turnover	17	32	18	14	21

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$46.60	$39.68	$35.63	$48.08	$36.22
Income from Investment Operations
Net investment income/(loss)[e,b]	0.80	0.70	0.83	0.95	0.52
Net realized and unrealized gain/(loss) on investments	8.43	7.62	4.37	(12.57)	11.64
Total from investment operations	9.23	8.32	5.20	(11.62)	12.16
Less Distributions
Dividends from net investment income	(1.52)	(1.40)	(1.15)	(0.83)	(0.30)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(1.52)	(1.40)	(1.15)	(0.83)	(0.30)
Net asset value end of period	$54.31	$46.60	$39.68	$35.63	$48.08
Net assets end of period (000s)	$253,220	$249,387	$241,997	$246,731	$374,773
Ratios and Supplemental Data (%)
Total return[f]	20.59%	21.28%	14.71%	(24.53)%	33.66%
Ratio of total expenses to average net assets	1.24	1.25	1.25	1.25	1.25
Ratio of net expenses to average net assets[e]	1.14	1.13	1.13	1.13	1.13
Ratio of net investment income/(loss) to average net assets[e]	1.62	1.53	1.99	2.28	1.13
Portfolio turnover	17	32	18	14	21

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

113

HARBOR INTERNATIONAL COMPOUNDERS FUND
	Retirement Class
	Year Ended October 31, 2025	Period from March 1, 2024[a] through October 31, 2024

Net asset value beginning of period	$9.88	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.16	0.05
Net realized and unrealized gain/(loss) on investments	1.13	(0.17)
Total from investment operations	1.29	(0.12)
Less Distributions
Dividends from net investment income	(0.04)	—
Distributions from net realized capital gains	—	—
Total distributions	(0.04)	—
Net asset value end of period	$11.13	$9.88
Net assets end of period (000s)	$48,403	$17,575
Ratios and Supplemental Data (%)
Total return[f]	13.07%	(1.20)%[c]
Ratio of total expenses to average net assets	0.78	2.97[d]
Ratio of net expenses to average net assets[e]	0.55	0.55[d]
Ratio of net investment income/(loss) to average net assets[e]	1.57	0.71[d]
Portfolio turnover	23	8[c]

	Institutional Class
	Year Ended October 31, 2025	Period from March 1, 2024[a] through October 31, 2024

Net asset value beginning of period	$9.87	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.12	0.08
Net realized and unrealized gain/(loss) on investments	1.16	(0.21)
Total from investment operations	1.28	(0.13)
Less Distributions
Dividends from net investment income	(0.03)	—
Distributions from net realized capital gains	—	—
Total distributions	(0.03)	—
Net asset value end of period	$11.12	$9.87
Net assets end of period (000s)	$2,328	$2,493
Ratios and Supplemental Data (%)
Total return[f]	13.03%	(1.30)%[c]
Ratio of total expenses to average net assets	0.86	3.05[d]
Ratio of net expenses to average net assets[e]	0.63	0.63[d]
Ratio of net investment income/(loss) to average net assets[e]	1.21	1.24[d]
Portfolio turnover	23	8[c]

a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

114

HARBOR INTERNATIONAL CORE FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$13.24	$10.54	$9.98	$14.02	$10.12
Income from Investment Operations
Net investment income/(loss)[e,b]	0.39	0.27	0.31	0.46	0.28
Net realized and unrealized gain/(loss) on investments	3.17	2.67	0.52	(3.14)	3.79
Total from investment operations	3.56	2.94	0.83	(2.68)	4.07
Less Distributions
Dividends from net investment income	(0.28)	(0.24)	(0.27)	(0.36)	(0.17)
Distributions from net realized capital gains	(0.07)	—	—	(1.00)	—
Total distributions	(0.35)	(0.24)	(0.27)	(1.36)	(0.17)
Net asset value end of period	$16.45	$13.24	$10.54	$9.98	$14.02
Net assets end of period (000s)	$349,132	$11,000	$21,125	$21,221	$19,742
Ratios and Supplemental Data (%)
Total return[f]	27.71%	28.23%	8.35%	(20.93)%	40.51%
Ratio of total expenses to average net assets	0.86	0.93	0.99	1.16	1.19
Ratio of net expenses to average net assets[e]	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[e]	2.54	2.20	2.85	4.05	2.14
Portfolio turnover	123	107	120	100	108

	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$13.21	$10.53	$9.97	$14.01	$10.11
Income from Investment Operations
Net investment income/(loss)[e,b]	0.32	0.28	0.31	0.43	0.29
Net realized and unrealized gain/(loss) on investments	3.22	2.64	0.51	(3.12)	3.77
Total from investment operations	3.54	2.92	0.82	(2.69)	4.06
Less Distributions
Dividends from net investment income	(0.27)	(0.24)	(0.26)	(0.35)	(0.16)
Distributions from net realized capital gains	(0.07)	—	—	(1.00)	—
Total distributions	(0.34)	(0.24)	(0.26)	(1.35)	(0.16)
Net asset value end of period	$16.41	$13.21	$10.53	$9.97	$14.01
Net assets end of period (000s)	$635,859	$218,627	$103,206	$66,908	$33,230
Ratios and Supplemental Data (%)
Total return[f]	27.60%	28.03%	8.31%	(21.00)%	40.46%
Ratio of total expenses to average net assets	0.94	1.01	1.07	1.24	1.27
Ratio of net expenses to average net assets[e]	0.85	0.85	0.85	0.85	0.85
Ratio of net investment income/(loss) to average net assets[e]	2.14	2.21	2.82	3.85	2.16
Portfolio turnover	123	107	120	100	108

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

115

HARBOR INTERNATIONAL CORE FUND—Continued
	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$13.11	$10.44	$9.92	$13.96	$10.08
Income from Investment Operations
Net investment income/(loss)[e,b]	0.27	0.23	0.30	0.38	0.23
Net realized and unrealized gain/(loss) on investments	3.20	2.64	0.47	(3.10)	3.78
Total from investment operations	3.47	2.87	0.77	(2.72)	4.01
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.25)	(0.32)	(0.13)
Distributions from net realized capital gains	(0.07)	—	—	(1.00)	—
Total distributions	(0.27)	(0.20)	(0.25)	(1.32)	(0.13)
Net asset value end of period	$16.31	$13.11	$10.44	$9.92	$13.96
Net assets end of period (000s)	$7,858	$5,685	$9,836	$2,331	$101
Ratios and Supplemental Data (%)
Total return[f]	27.04%	27.70%	7.80%	(21.29)%	39.98%
Ratio of total expenses to average net assets	1.30	1.37	1.43	1.60	1.63
Ratio of net expenses to average net assets[e]	1.20	1.21	1.21	1.21	1.21
Ratio of net investment income/(loss) to average net assets[e]	1.85	1.91	2.77	3.67	1.73
Portfolio turnover	123	107	120	100	108

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

116

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.42	$12.75	$12.65	$16.39	$11.37
Income from Investment Operations
Net investment income/(loss)[e,b]	0.39	0.34	0.35	0.27	0.28
Net realized and unrealized gain/(loss) on investments	2.34	1.66	0.10	(2.91)	4.91
Total from investment operations	2.73	2.00	0.45	(2.64)	5.19
Less Distributions
Dividends from net investment income	(0.40)	(0.29)	(0.15)	(0.28)	(0.17)
Distributions from net realized capital gains	(0.32)	(0.04)	(0.20)	(0.82)	—
Total distributions	(0.72)	(0.33)	(0.35)	(1.10)	(0.17)
Net asset value end of period	$16.43	$14.42	$12.75	$12.65	$16.39
Net assets end of period (000s)	$77,787	$100,570	$130,744	$30,387	$9,559
Ratios and Supplemental Data (%)
Total return[f]	20.01%	15.73%	3.47%	(16.94)%	45.95%
Ratio of total expenses to average net assets	0.99	0.96	0.99	1.11	1.17
Ratio of net expenses to average net assets[e]	0.82	0.83	0.86	0.88	0.88
Ratio of net investment income/(loss) to average net assets[e]	2.59	2.34	2.51	2.04	1.79
Portfolio turnover	36	19	26	23	43

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.62	$12.71	$12.60	$16.33	$11.34
Income from Investment Operations
Net investment income/(loss)[e,b]	0.37	0.15	0.30	0.29	0.20
Net realized and unrealized gain/(loss) on investments	2.36	1.80	0.12	(2.97)	4.93
Total from investment operations	2.73	1.95	0.42	(2.68)	5.13
Less Distributions
Dividends from net investment income	(0.35)	—	(0.11)	(0.23)	(0.14)
Distributions from net realized capital gains	(0.32)	(0.04)	(0.20)	(0.82)	—
Total distributions	(0.67)	(0.04)	(0.31)	(1.05)	(0.14)
Net asset value end of period	$16.68	$14.62	$12.71	$12.60	$16.33
Net assets end of period (000s)	$18	$46	$418	$436	$487
Ratios and Supplemental Data (%)
Total return[f]	19.66%	15.34%	3.21%	(17.25)%	45.44%
Ratio of total expenses to average net assets	1.32	1.29	1.32	1.44	1.50
Ratio of net expenses to average net assets[e]	1.15	1.17	1.20	1.21	1.21
Ratio of net investment income/(loss) to average net assets[e]	2.37	1.05	2.13	2.12	1.30
Portfolio turnover	36	19	26	23	43

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

117

HARBOR INTERNATIONAL SMALL CAP FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.42	$12.74	$12.65	$16.39	$11.37
Income from Investment Operations
Net investment income/(loss)[e,b]	0.38	0.33	0.36	0.32	0.24
Net realized and unrealized gain/(loss) on investments	2.33	1.67	0.07	(2.97)	4.95
Total from investment operations	2.71	2.00	0.43	(2.65)	5.19
Less Distributions
Dividends from net investment income	(0.38)	(0.28)	(0.14)	(0.27)	(0.17)
Distributions from net realized capital gains	(0.32)	(0.04)	(0.20)	(0.82)	—
Total distributions	(0.70)	(0.32)	(0.34)	(1.09)	(0.17)
Net asset value end of period	$16.43	$14.42	$12.74	$12.65	$16.39
Net assets end of period (000s)	$99,571	$120,922	$194,128	$93,640	$49,419
Ratios and Supplemental Data (%)
Total return[f]	19.85%	15.72%	3.33%	(17.00)%	45.87%
Ratio of total expenses to average net assets	1.07	1.04	1.07	1.19	1.25
Ratio of net expenses to average net assets[e]	0.90	0.91	0.94	0.96	0.96
Ratio of net investment income/(loss) to average net assets[e]	2.48	2.28	2.55	2.32	1.53
Portfolio turnover	36	19	26	23	43

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.34	$12.67	$12.58	$16.32	$11.34
Income from Investment Operations
Net investment income/(loss)[e,b]	0.34	0.25	0.33	0.23	0.18
Net realized and unrealized gain/(loss) on investments	2.32	1.69	0.07	(2.92)	4.93
Total from investment operations	2.66	1.94	0.40	(2.69)	5.11
Less Distributions
Dividends from net investment income	(0.32)	(0.23)	(0.11)	(0.23)	(0.13)
Distributions from net realized capital gains	(0.32)	(0.04)	(0.20)	(0.82)	—
Total distributions	(0.64)	(0.27)	(0.31)	(1.05)	(0.13)
Net asset value end of period	$16.36	$14.34	$12.67	$12.58	$16.32
Net assets end of period (000s)	$3,103	$2,709	$4,388	$1,140	$1,962
Ratios and Supplemental Data (%)
Total return[f]	19.49%	15.30%	2.98%	(17.29)%	45.25%
Ratio of total expenses to average net assets	1.43	1.40	1.43	1.55	1.61
Ratio of net expenses to average net assets[e]	1.25	1.27	1.30	1.32	1.32
Ratio of net investment income/(loss) to average net assets[e]	2.22	1.70	2.37	1.66	1.16
Portfolio turnover	36	19	26	23	43

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

118

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$23.59	$19.01	$19.50	$23.23	$17.11
Income from Investment Operations
Net investment income/(loss)[e,b]	0.35	0.29	0.30	0.26	0.19
Net realized and unrealized gain/(loss) on investments	0.72	5.17	0.27	(3.16)	6.62
Total from investment operations	1.07	5.46	0.57	(2.90)	6.81
Less Distributions
Dividends from net investment income	(0.34)	(0.27)	(0.35)	(0.22)	(0.17)
Distributions from net realized capital gains	(1.42)	(0.61)	(0.71)	(0.61)	(0.52)
Total distributions	(1.76)	(0.88)	(1.06)	(0.83)	(0.69)
Net asset value end of period	$22.90	$23.59	$19.01	$19.50	$23.23
Net assets end of period (000s)	$849,403	$1,214,491	$1,038,551	$1,326,142	$1,472,349
Ratios and Supplemental Data (%)
Total return[f]	5.06%	29.14%	3.12%	(12.82)%	40.62%
Ratio of total expenses to average net assets	0.64	0.64	0.65	0.64	0.64
Ratio of net expenses to average net assets[e]	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income/(loss) to average net assets[e]	1.55	1.29	1.53	1.26	0.90
Portfolio turnover	10	11	8	24	13

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$23.63	$19.02	$19.50	$23.21	$17.11
Income from Investment Operations
Net investment income/(loss)[e,b]	0.27	0.22	0.23	0.19	0.13
Net realized and unrealized gain/(loss) on investments	0.73	5.16	0.27	(3.14)	6.59
Total from investment operations	1.00	5.38	0.50	(2.95)	6.72
Less Distributions
Dividends from net investment income	(0.27)	(0.16)	(0.27)	(0.15)	(0.10)
Distributions from net realized capital gains	(1.42)	(0.61)	(0.71)	(0.61)	(0.52)
Total distributions	(1.69)	(0.77)	(0.98)	(0.76)	(0.62)
Net asset value end of period	$22.94	$23.63	$19.02	$19.50	$23.21
Net assets end of period (000s)	$931	$886	$2,979	$3,228	$3,941
Ratios and Supplemental Data (%)
Total return[f]	4.70%	28.69%	2.74%	(13.06)%	40.05%
Ratio of total expenses to average net assets	0.97	0.97	0.98	0.97	0.97
Ratio of net expenses to average net assets[e]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income/(loss) to average net assets[e]	1.21	1.01	1.19	0.92	0.64
Portfolio turnover	10	11	8	24	13

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

119

HARBOR LARGE CAP VALUE FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$23.60	$19.02	$19.50	$23.23	$17.11
Income from Investment Operations
Net investment income/(loss)[e,b]	0.33	0.27	0.28	0.25	0.18
Net realized and unrealized gain/(loss) on investments	0.71	5.17	0.28	(3.17)	6.61
Total from investment operations	1.04	5.44	0.56	(2.92)	6.79
Less Distributions
Dividends from net investment income	(0.32)	(0.25)	(0.33)	(0.20)	(0.15)
Distributions from net realized capital gains	(1.42)	(0.61)	(0.71)	(0.61)	(0.52)
Total distributions	(1.74)	(0.86)	(1.04)	(0.81)	(0.67)
Net asset value end of period	$22.90	$23.60	$19.02	$19.50	$23.23
Net assets end of period (000s)	$377,862	$658,681	$617,342	$751,476	$1,049,830
Ratios and Supplemental Data (%)
Total return[f]	4.92%	29.02%	3.06%	(12.90)%	40.52%
Ratio of total expenses to average net assets	0.72	0.72	0.73	0.72	0.72
Ratio of net expenses to average net assets[e]	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income/(loss) to average net assets[e]	1.47	1.21	1.45	1.17	0.84
Portfolio turnover	10	11	8	24	13

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$23.90	$19.25	$19.72	$23.46	$17.28
Income from Investment Operations
Net investment income/(loss)[e,b]	0.25	0.19	0.22	0.17	0.10
Net realized and unrealized gain/(loss) on investments	0.74	5.24	0.26	(3.18)	6.68
Total from investment operations	0.99	5.43	0.48	(3.01)	6.78
Less Distributions
Dividends from net investment income	(0.24)	(0.17)	(0.24)	(0.12)	(0.08)
Distributions from net realized capital gains	(1.42)	(0.61)	(0.71)	(0.61)	(0.52)
Total distributions	(1.66)	(0.78)	(0.95)	(0.73)	(0.60)
Net asset value end of period	$23.23	$23.90	$19.25	$19.72	$23.46
Net assets end of period (000s)	$22,461	$25,983	$24,200	$26,880	$31,192
Ratios and Supplemental Data (%)
Total return[f]	4.61%	28.58%	2.60%	(13.15)%	39.96%
Ratio of total expenses to average net assets	1.08	1.08	1.09	1.08	1.08
Ratio of net expenses to average net assets[e]	1.04	1.05	1.05	1.05	1.05
Ratio of net investment income/(loss) to average net assets[e]	1.10	0.85	1.09	0.81	0.47
Portfolio turnover	10	11	8	24	13

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

120

HARBOR MID CAP FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.88	$11.98	$12.45	$14.52	$10.57
Income from Investment Operations
Net investment income/(loss)[e,b]	0.13	0.12	0.11	0.09	0.05
Net realized and unrealized gain/(loss) on investments	0.44	3.12	(0.17)	(1.84)	3.93
Total from investment operations	0.57	3.24	(0.06)	(1.75)	3.98
Less Distributions
Dividends from net investment income	(0.09)	(0.09)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(0.02)	(0.25)	(0.34)	(0.27)	—
Total distributions	(0.11)	(0.34)	(0.41)	(0.32)	(0.03)
Net asset value end of period	$15.34	$14.88	$11.98	$12.45	$14.52
Net assets end of period (000s)	$72,402	$80,520	$67,565	$67,079	$37,135
Ratios and Supplemental Data (%)
Total return[f]	3.85%	27.26%	(0.46)%	(12.36)%	37.61%
Ratio of total expenses to average net assets	0.85	0.86	0.89	0.92	0.93
Ratio of net expenses to average net assets[e]	0.80	0.80	0.80	0.80	0.80
Ratio of net investment income/(loss) to average net assets[e]	0.87	0.82	0.88	0.65	0.40
Portfolio turnover	22	18	19	42	11

	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.87	$11.97	$12.44	$14.51	$10.56
Income from Investment Operations
Net investment income/(loss)[e,b]	0.11	0.10	0.10	0.09	0.04
Net realized and unrealized gain/(loss) on investments	0.45	3.13	(0.17)	(1.85)	3.93
Total from investment operations	0.56	3.23	(0.07)	(1.76)	3.97
Less Distributions
Dividends from net investment income	(0.08)	(0.08)	(0.06)	(0.04)	(0.02)
Distributions from net realized capital gains	(0.02)	(0.25)	(0.34)	(0.27)	—
Total distributions	(0.10)	(0.33)	(0.40)	(0.31)	(0.02)
Net asset value end of period	$15.33	$14.87	$11.97	$12.44	$14.51
Net assets end of period (000s)	$99,056	$84,601	$30,896	$21,105	$23,710
Ratios and Supplemental Data (%)
Total return[f]	3.79%	27.22%	(0.56)%	(12.43)%	37.54%
Ratio of total expenses to average net assets	0.93	0.94	0.97	1.00	1.01
Ratio of net expenses to average net assets[e]	0.88	0.88	0.88	0.88	0.88
Ratio of net investment income/(loss) to average net assets[e]	0.77	0.69	0.79	0.64	0.27
Portfolio turnover	22	18	19	42	11

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

121

HARBOR MID CAP FUND—Continued
	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.81	$11.91	$12.37	$14.44	$10.54
Income from Investment Operations
Net investment income/(loss)[e,b]	0.06	0.06	0.05	0.04	(0.01)
Net realized and unrealized gain/(loss) on investments	0.44	3.11	(0.16)	(1.84)	3.91
Total from investment operations	0.50	3.17	(0.11)	(1.80)	3.90
Less Distributions
Dividends from net investment income	—	(0.02)	(0.01)	—*	—*
Distributions from net realized capital gains	(0.02)	(0.25)	(0.34)	(0.27)	—
Total distributions	(0.02)	(0.27)	(0.35)	(0.27)	—*
Net asset value end of period	$15.29	$14.81	$11.91	$12.37	$14.44
Net assets end of period (000s)	$335	$337	$559	$834	$949
Ratios and Supplemental Data (%)
Total return[f]	3.38%	26.78%	(0.86)%	(12.72)%	37.00%
Ratio of total expenses to average net assets	1.28	1.30	1.33	1.36	1.38
Ratio of net expenses to average net assets[e]	1.23	1.24	1.24	1.24	1.24
Ratio of net investment income/(loss) to average net assets[e]	0.42	0.44	0.44	0.28	(0.06)
Portfolio turnover	22	18	19	42	11

*	Less than $0.01
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

122

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$27.20	$22.25	$23.93	$24.97	$16.83
Income from Investment Operations
Net investment income/(loss)[e,b]	0.48	0.42	0.50	0.49	0.42
Net realized and unrealized gain/(loss) on investments	2.26	6.30	(0.31)	(1.18)	8.21
Total from investment operations	2.74	6.72	0.19	(0.69)	8.63
Less Distributions
Dividends from net investment income	(0.38)	(0.41)	(0.42)	(0.35)	(0.49)
Distributions from net realized capital gains	(1.13)	(1.36)	(1.45)	—	—
Total distributions	(1.51)	(1.77)	(1.87)	(0.35)	(0.49)
Net asset value end of period	$28.43	$27.20	$22.25	$23.93	$24.97
Net assets end of period (000s)	$114,022	$103,927	$13,024	$43,591	$56,156
Ratios and Supplemental Data (%)
Total return[f]	10.66%	31.13%	0.86%	(2.80)%	51.99%
Ratio of total expenses to average net assets	0.82	0.82	0.83	0.81	0.81
Ratio of net expenses to average net assets[e]	0.77	0.77	0.77	0.77	0.78
Ratio of net investment income/(loss) to average net assets[e]	1.79	1.57	2.11	2.00	1.78
Portfolio turnover	20	22	10	9	18

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$27.58	$22.54	$24.20	$25.24	$16.98
Income from Investment Operations
Net investment income/(loss)[e,b]	0.39	0.38	0.40	0.41	0.34
Net realized and unrealized gain/(loss) on investments	2.30	6.35	(0.27)	(1.20)	8.31
Total from investment operations	2.69	6.73	0.13	(0.79)	8.65
Less Distributions
Dividends from net investment income	(0.29)	(0.33)	(0.34)	(0.25)	(0.39)
Distributions from net realized capital gains	(1.13)	(1.36)	(1.45)	—	—
Total distributions	(1.42)	(1.69)	(1.79)	(0.25)	(0.39)
Net asset value end of period	$28.85	$27.58	$22.54	$24.20	$25.24
Net assets end of period (000s)	$3,997	$4,010	$3,302	$3,291	$3,828
Ratios and Supplemental Data (%)
Total return[f]	10.29%	30.70%	0.55%	(3.14)%	51.53%
Ratio of total expenses to average net assets	1.15	1.15	1.16	1.14	1.14
Ratio of net expenses to average net assets[e]	1.10	1.10	1.10	1.10	1.11
Ratio of net investment income/(loss) to average net assets[e]	1.45	1.45	1.69	1.67	1.46
Portfolio turnover	20	22	10	9	18

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

123

HARBOR MID CAP VALUE FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$27.21	$22.25	$23.93	$24.97	$16.83
Income from Investment Operations
Net investment income/(loss)[e,b]	0.46	0.44	0.47	0.47	0.40
Net realized and unrealized gain/(loss) on investments	2.25	6.28	(0.30)	(1.18)	8.21
Total from investment operations	2.71	6.72	0.17	(0.71)	8.61
Less Distributions
Dividends from net investment income	(0.35)	(0.40)	(0.40)	(0.33)	(0.47)
Distributions from net realized capital gains	(1.13)	(1.36)	(1.45)	—	—
Total distributions	(1.48)	(1.76)	(1.85)	(0.33)	(0.47)
Net asset value end of period	$28.44	$27.21	$22.25	$23.93	$24.97
Net assets end of period (000s)	$226,288	$236,691	$205,100	$242,004	$355,431
Ratios and Supplemental Data (%)
Total return[f]	10.55%	31.08%	0.76%	(2.88)%	51.87%
Ratio of total expenses to average net assets	0.90	0.90	0.91	0.89	0.89
Ratio of net expenses to average net assets[e]	0.85	0.85	0.85	0.85	0.86
Ratio of net investment income/(loss) to average net assets[e]	1.71	1.71	2.01	1.93	1.71
Portfolio turnover	20	22	10	9	18

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$27.19	$22.23	$23.90	$24.93	$16.80
Income from Investment Operations
Net investment income/(loss)[e,b]	0.36	0.35	0.39	0.39	0.32
Net realized and unrealized gain/(loss) on investments	2.26	6.27	(0.30)	(1.18)	8.20
Total from investment operations	2.62	6.62	0.09	(0.79)	8.52
Less Distributions
Dividends from net investment income	(0.25)	(0.30)	(0.31)	(0.24)	(0.39)
Distributions from net realized capital gains	(1.13)	(1.36)	(1.45)	—	—
Total distributions	(1.38)	(1.66)	(1.76)	(0.24)	(0.39)
Net asset value end of period	$28.43	$27.19	$22.23	$23.90	$24.93
Net assets end of period (000s)	$23,064	$26,504	$24,373	$28,355	$32,097
Ratios and Supplemental Data (%)
Total return[f]	10.18%	30.61%	0.39%	(3.20)%	51.26%
Ratio of total expenses to average net assets	1.25	1.26	1.27	1.25	1.25
Ratio of net expenses to average net assets[e]	1.20	1.21	1.21	1.21	1.22
Ratio of net investment income/(loss) to average net assets[e]	1.36	1.35	1.65	1.57	1.36
Portfolio turnover	20	22	10	9	18

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

124

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.62	$10.83	$11.78	$19.95	$15.91
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.04)	(0.03)	—*	(0.01)	(0.07)
Net realized and unrealized gain/(loss) on investments	1.79	3.83	(0.44)	(3.94)	5.41
Total from investment operations	1.75	3.80	(0.44)	(3.95)	5.34
Less Distributions
Dividends from net investment income	(0.07)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.43)	—	(0.51)	(4.22)	(1.30)
Total distributions	(0.50)	(0.01)	(0.51)	(4.22)	(1.30)
Net asset value end of period	$15.87	$14.62	$10.83	$11.78	$19.95
Net assets end of period (000s)	$1,052,405	$649,780	$369,393	$311,509	$399,174
Ratios and Supplemental Data (%)
Total return[f]	12.42%	35.14%	(3.63)%	(23.72)%	34.40%
Ratio of total expenses to average net assets	0.80	0.80	0.80	0.80	0.79
Ratio of net expenses to average net assets[e]	0.79	0.79	0.80	0.79	0.78
Ratio of net investment income/(loss) to average net assets[e]	(0.29)	(0.20)	0.03	(0.11)	(0.37)
Portfolio turnover	106	79	83	75	71

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$12.37	$9.19	$10.10	$17.80	$14.36
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.07)	(0.06)	(0.03)	(0.05)	(0.12)
Net realized and unrealized gain/(loss) on investments	1.50	3.24	(0.37)	(3.43)	4.86
Total from investment operations	1.43	3.18	(0.40)	(3.48)	4.74
Less Distributions
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized capital gains	(0.43)	—	(0.51)	(4.22)	(1.30)
Total distributions	(0.46)	—	(0.51)	(4.22)	(1.30)
Net asset value end of period	$13.34	$12.37	$9.19	$10.10	$17.80
Net assets end of period (000s)	$482	$468	$419	$648	$965
Ratios and Supplemental Data (%)
Total return[f]	12.03%	34.60%	(3.84)%	(24.00)%	33.91%
Ratio of total expenses to average net assets	1.13	1.13	1.13	1.13	1.12
Ratio of net expenses to average net assets[e]	1.12	1.12	1.13	1.12	1.11
Ratio of net investment income/(loss) to average net assets[e]	(0.61)	(0.53)	(0.30)	(0.44)	(0.69)
Portfolio turnover	106	79	83	75	71

*	Less than $0.01
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

125

HARBOR SMALL CAP GROWTH FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$14.48	$10.73	$11.68	$19.84	$15.84
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.05)	(0.04)	(0.01)	(0.03)	(0.08)
Net realized and unrealized gain/(loss) on investments	1.77	3.79	(0.43)	(3.91)	5.38
Total from investment operations	1.72	3.75	(0.44)	(3.94)	5.30
Less Distributions
Dividends from net investment income	(0.06)	—*	—	—	—
Distributions from net realized capital gains	(0.43)	—	(0.51)	(4.22)	(1.30)
Total distributions	(0.49)	—	(0.51)	(4.22)	(1.30)
Net asset value end of period	$15.71	$14.48	$10.73	$11.68	$19.84
Net assets end of period (000s)	$1,091,496	$1,101,373	$609,724	$595,476	$721,405
Ratios and Supplemental Data (%)
Total return[f]	12.32%	34.99%	(3.66)%	(23.81)%	34.29%
Ratio of total expenses to average net assets	0.88	0.88	0.88	0.88	0.87
Ratio of net expenses to average net assets[e]	0.87	0.87	0.88	0.87	0.86
Ratio of net investment income/(loss) to average net assets[e]	(0.36)	(0.28)	(0.05)	(0.19)	(0.45)
Portfolio turnover	106	79	83	75	71

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$11.15	$8.29	$9.18	$16.60	$13.47
Income from Investment Operations
Net investment income/(loss)[e,b]	(0.08)	(0.07)	(0.04)	(0.06)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.35	2.93	(0.34)	(3.14)	4.56
Total from investment operations	1.27	2.86	(0.38)	(3.20)	4.43
Less Distributions
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized capital gains	(0.43)	—	(0.51)	(4.22)	(1.30)
Total distributions	(0.46)	—	(0.51)	(4.22)	(1.30)
Net asset value end of period	$11.96	$11.15	$8.29	$9.18	$16.60
Net assets end of period (000s)	$11,249	$15,463	$7,503	$7,031	$8,648
Ratios and Supplemental Data (%)
Total return[f]	11.90%	34.50%	(4.02)%	(24.05)%	33.84%
Ratio of total expenses to average net assets	1.23	1.24	1.24	1.24	1.23
Ratio of net expenses to average net assets[e]	1.23	1.23	1.24	1.23	1.23
Ratio of net investment income/(loss) to average net assets[e]	(0.72)	(0.64)	(0.40)	(0.55)	(0.81)
Portfolio turnover	106	79	83	75	71

*	Less than $0.01
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

126

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$42.01	$35.14	$39.47	$45.11	$31.65
Income from Investment Operations
Net investment income/(loss)[e,b]	0.32	0.31	0.30	0.18	0.12
Net realized and unrealized gain/(loss) on investments	1.03	9.29	(2.02)	(3.38)	13.54
Total from investment operations	1.35	9.60	(1.72)	(3.20)	13.66
Less Distributions
Dividends from net investment income	(0.30)	(0.30)	(0.15)	(0.08)	(0.20)
Distributions from net realized capital gains	—	(2.43)	(2.46)	(2.36)	—
Total distributions	(0.30)	(2.73)	(2.61)	(2.44)	(0.20)
Net asset value end of period	$43.06	$42.01	$35.14	$39.47	$45.11
Net assets end of period (000s)	$503,882	$671,569	$572,582	$600,143	$599,016
Ratios and Supplemental Data (%)
Total return[f]	3.22%	27.96%	(4.29)%	(7.16)%	43.19%
Ratio of total expenses to average net assets	0.80	0.80	0.80	0.80	0.79
Ratio of net expenses to average net assets[e]	0.80	0.80	0.80	0.79	0.78
Ratio of net investment income/(loss) to average net assets[e]	0.78	0.79	0.78	0.46	0.27
Portfolio turnover	8	21	21	15	17

	Administrative Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$41.64	$34.77	$39.06	$44.72	$31.41
Income from Investment Operations
Net investment income/(loss)[e,b]	0.18	0.19	0.18	0.05	(0.02)
Net realized and unrealized gain/(loss) on investments	1.02	9.18	(2.00)	(3.35)	13.42
Total from investment operations	1.20	9.37	(1.82)	(3.30)	13.40
Less Distributions
Dividends from net investment income	(0.11)	(0.07)	(0.01)	—	(0.09)
Distributions from net realized capital gains	—	(2.43)	(2.46)	(2.36)	—
Total distributions	(0.11)	(2.50)	(2.47)	(2.36)	(0.09)
Net asset value end of period	$42.73	$41.64	$34.77	$39.06	$44.72
Net assets end of period (000s)	$2,362	$2,339	$3,435	$9,177	$11,962
Ratios and Supplemental Data (%)
Total return[f]	2.89%	27.53%	(4.62)%	(7.45)%	42.72%
Ratio of total expenses to average net assets	1.13	1.13	1.13	1.13	1.12
Ratio of net expenses to average net assets[e]	1.13	1.13	1.13	1.12	1.11
Ratio of net investment income/(loss) to average net assets[e]	0.43	0.48	0.47	0.13	(0.04)
Portfolio turnover	8	21	21	15	17

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

127

HARBOR SMALL CAP VALUE FUND—Continued
	Institutional Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$41.98	$35.12	$39.44	$45.07	$31.63
Income from Investment Operations
Net investment income/(loss)[e,b]	0.29	0.28	0.27	0.15	0.09
Net realized and unrealized gain/(loss) on investments	1.02	9.28	(2.01)	(3.38)	13.52
Total from investment operations	1.31	9.56	(1.74)	(3.23)	13.61
Less Distributions
Dividends from net investment income	(0.26)	(0.27)	(0.12)	(0.04)	(0.17)
Distributions from net realized capital gains	—	(2.43)	(2.46)	(2.36)	—
Total distributions	(0.26)	(2.70)	(2.58)	(2.40)	(0.17)
Net asset value end of period	$43.03	$41.98	$35.12	$39.44	$45.07
Net assets end of period (000s)	$1,546,017	$1,712,027	$1,362,890	$1,493,462	$2,023,164
Ratios and Supplemental Data (%)
Total return[f]	3.14%	27.85%	(4.36)%	(7.22)%	43.11%
Ratio of total expenses to average net assets	0.88	0.88	0.88	0.88	0.87
Ratio of net expenses to average net assets[e]	0.88	0.88	0.88	0.87	0.86
Ratio of net investment income/(loss) to average net assets[e]	0.69	0.69	0.70	0.38	0.20
Portfolio turnover	8	21	21	15	17

	Investor Class
Year Ended October 31,	2025	2024	2023	2022	2021
Net asset value beginning of period	$40.32	$33.82	$38.09	$43.72	$30.71
Income from Investment Operations
Net investment income/(loss)[e,b]	0.14	0.13	0.13	0.01	(0.06)
Net realized and unrealized gain/(loss) on investments	0.98	8.93	(1.94)	(3.28)	13.12
Total from investment operations	1.12	9.06	(1.81)	(3.27)	13.06
Less Distributions
Dividends from net investment income	(0.11)	(0.13)	—	—	(0.05)
Distributions from net realized capital gains	—	(2.43)	(2.46)	(2.36)	—
Total distributions	(0.11)	(2.56)	(2.46)	(2.36)	(0.05)
Net asset value end of period	$41.33	$40.32	$33.82	$38.09	$43.72
Net assets end of period (000s)	$29,560	$36,261	$33,012	$38,722	$64,544
Ratios and Supplemental Data (%)
Total return[f]	2.78%	27.40%	(4.72)%	(7.56)%	42.56%
Ratio of total expenses to average net assets	1.23	1.24	1.24	1.24	1.23
Ratio of net expenses to average net assets[e]	1.23	1.24	1.24	1.23	1.23
Ratio of net investment income/(loss) to average net assets[e]	0.34	0.35	0.34	0.01	(0.15)
Portfolio turnover	8	21	21	15	17

b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

128

Fund Details

Share prices are available on our website at harborcapital.com after 7:00 p.m. Eastern time or by calling 800-422-1050 during normal business hours.
Other Harbor funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.

FUND NUMBER	TICKER SYMBOL
HARBOR Funds
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)
2534	HNCVX	Retirement Class
2034	HACSX	Institutional Class
2234	HRCSX	Administrative Class*
2434	HICSX	Investor Class
Harbor Capital Appreciation Fund
2512	HNACX	Retirement Class
2012	HACAX	Institutional Class
2212	HRCAX	Administrative Class
2412	HCAIX	Investor Class
Harbor Core Bond Fund
2543	HCBRX	Retirement Class
2043	HACBX	Institutional Class
Harbor Core Plus Fund
2514	HBFRX	Retirement Class
2014	HABDX	Institutional Class
2214	HRBDX	Administrative Class
Harbor Diversified International All Cap Fund
2538	HNIDX	Retirement Class
2038	HAIDX	Institutional Class
2238	HRIDX	Administrative Class
2438	HIIDX	Investor Class
Harbor International Fund
2511	HNINX	Retirement Class
2011	HAINX	Institutional Class
2211	HRINX	Administrative Class
2411	HIINX	Investor Class
Harbor International Compounders Fund
2549	HNICX	Retirement Class
2049	HSICX	Institutional Class
2449	HVICX	Investor Class
Harbor International Core Fund
2544	HAORX	Retirement Class
2044	HAOSX	Institutional Class
2444	HAONX	Investor Class
Harbor International Small Cap Fund
2539	HNISX	Retirement Class
2039	HAISX	Institutional Class
2239	HRISX	Administrative Class*
2439	HIISX	Investor Class
Harbor Large Cap Value Fund
2513	HNLVX	Retirement Class
2013	HAVLX	Institutional Class
2213	HRLVX	Administrative Class*
2413	HILVX	Investor Class
Harbor Mid Cap Fund
2546	HMCRX	Retirement Class
2046	HMCLX	Institutional Class
2446	HMCNX	Investor Class

129

Fund Details

FUND NUMBER	TICKER SYMBOL
HARBOR Funds— continued
Harbor Mid Cap Value Fund
2523	HNMVX	Retirement Class
2023	HAMVX	Institutional Class
2223	HRMVX	Administrative Class
2423	HIMVX	Investor Class
Harbor Small Cap Growth Fund
2510	HNSGX	Retirement Class
2010	HASGX	Institutional Class
2210	HRSGX	Administrative Class*
2410	HISGX	Investor Class
Harbor Small Cap Value Fund
2522	HNVRX	Retirement Class
2022	HASCX	Institutional Class
2222	HSVRX	Administrative Class
2422	HISVX	Investor Class
*Effective April 14, 2026, shares of this class will no longer be sold to new investors or existing shareholders. On or about April 21, 2026, any outstanding Administrative Class shares of this Fund will be automatically redeemed and the share class will be liquidated.

Updates Available
For updates on the Funds following the end of each calendar quarter, please visit our website at harborcapital.com.

130

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131

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Shareholder Reports and Form N-CSRs
Additional information about each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. Each Fund’s annual shareholder report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of a Fund are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual shareholder reports, the SAI, and other information, such as a Fund’s financial statements, are available:
harborcapital.com
800-422-1050
Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Anne F. Ackerley
Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Landis Zimmerman
Trustee
Diana R. Podgorny
Chief Legal Officer and
Chief Compliance Officer

Howard M. Reich
Treasurer
Ryan L. Elve
Vice President and
AML Compliance Officer
Walt O. Breuninger
Vice President
Kristof M. Gleich
Vice President
Diane J. Johnson
Vice President
Lora A. Kmieciak
Vice President
Dana D. Steiner
Vice President
Meredyth A. Whitford-Schultz
Secretary
Meredith S. Dykstra
Assistant Secretary
Lana M. Lewandowski
Assistant Secretary

Investment Company Act File No. 811-4676
HF.PRO.0326

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2026

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”).

Fund	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	HNCVX	HACSX	HRCSX	HICSX
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Core Bond Fund	HCBRX	HACBX	--	--
Harbor Core Plus Fund	HBFRX	HABDX	HRBDX	--
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Compounders Fund	HNICX	HSICX	--	HVICX
Harbor International Core Fund	HAORX	HAOSX	--	HAONX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	--	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Additional funds may be created by the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. Harbor Capital Advisors, Inc. (the “Advisor”) serves as investment adviser with respect to the Funds, and may employ one or more investment subadvisers (each, a “Subadvisor”), in managing the Funds, as described in the applicable Prospectus.
Effective April 14, 2026, Administrative Class shares of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor International Small Cap Fund, Harbor Large Cap Value Fund and Harbor Small Cap Growth Fund will no longer be available for purchase by new investors or existing shareholders. On or about April 21, 2026, any outstanding Administrative Class shares of the aforementioned Funds will be automatically redeemed, and the Administrative share class of such Funds will be liquidated.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Fund dated March 1, 2026, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborcapital.com, in the respective Fund’s Annual and Semi-Annual reports to shareholders and in Form N-CSR. Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual and Semi-Annual Reports and other documents containing the Funds’ audited financial statements, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. The financial statements of the Funds as of and for the period ended October 31, 2025, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is an open-end, management investment company with an investment objective that it pursues through the investment policies and techniques described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the investment policies contained in the Prospectus. Each Fund is diversified, except for Harbor International Compounders Fund, which is non-diversified.

1

Investment Policies

	Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	Harbor Capital Appreciation Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Diversified International All Cap Fund	Harbor International Fund
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓		✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure	✓		✓	✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Non-Diversified Status
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

2

Investment Policies

	Harbor International Compounders Fund	Harbor International Core Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓	✓	✓
Event-Linked Exposure
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Non-Diversified Status	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓	✓

3

Investment Policies

The investment policies below are applicable to each Fund as indicated in the preceding table. Unless otherwise noted, each Fund may make the types of investments, and is subject to the types of risks, described in each applicable investment policy.

ASSET CLASSES
Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (P-3 for Harbor Core Plus Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Equities and Equity-Related Securities
Equity securities represent ownership in a company. Holders of equity securities have a claim on the company’s assets and earnings and may benefit from price appreciation and, in some cases, dividends. Investing in equity securities carries risks such as market volatility, company-specific challenges, and the potential for dividend cuts or dilution
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights. In the case of Harbor Core Plus Fund and Harbor Core Bond Fund, investments in preferred stocks are limited to 10% of each Fund’s total assets.

4

Investment Policies

Equities and Equity-Related
Securities —
Continued
TRUST-PREFERRED SECURITIES
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund.
REAL-ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Non-listed REITs entail additional risks.

5

Investment Policies

Equities and Equity-Related
Securities —
Continued
Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and, as such, are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
The Internal Revenue Code of 1986, as amended (the “Code”), requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital. Because REITs do not provide information on the taxability of their distributions until after the calendar year end, a fund investing in REITs may distribute its tax statements to shareholders later than a fund that does not make such investments.
RIGHTS AND WARRANTS
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.
Low Exercise Price Warrant (“LEPW’). LEPWs are used to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.
INITIAL PUBLIC OFFERINGS (“IPOs”)
The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of

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Equities and Equity-Related
Securities —
Continued
time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
SPECIAL PURPOSE ACQUISITION COMPANIES
Special Purpose Acquisition Company (“SPAC”). A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

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Equities and Equity-Related
Securities —
Continued
PARTNERSHIP SECURITIES
Partnership securities include securities issued by publicly traded partnerships, master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Partnership securities also include relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
MARKET CAPITALIZATION
The market capitalizations of the companies in which the Fund invests may impact the volatility and returns of those investments. Subject to the principal investment strategy set forth in the Prospectus, the Fund’s allocation across or within different market capitalizations may vary based on market conditions.
Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Mid-capitalization companies may provide higher growth potential but may involve greater risk and volatility relative to larger companies.
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

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Investment Policies

Fixed Income Securities
Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadvisor and/or the Advisor, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.
CORPORATE DEBT SECURITIES
Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration, and yield.
U.S. GOVERNMENT SECURITIES
U.S. government securities include debt instruments issued by the U.S. Department of the Treasury to raise capital for government operations. Key types include:
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Treasury Bills (T-Bills): Short-term securities with maturities of one year or less, sold at a discount and redeemed at face value.
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Treasury Notes (T-Notes): Medium-term securities with maturities of 2 to 10 years, paying semi-annual interest.
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Treasury Bonds (T-Bonds): Long-term securities with maturities greater than 10 years, also paying semi-annual interest.
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Treasury Inflation-Protected Securities (TIPS): Bonds that adjust with inflation, providing protection against rising prices.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
Securities, such as notes and bonds, are also issued by various agencies of the U.S. government and instrumentalities that have been established or sponsored by the U.S. government. Such securities, even those that are guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

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Investment Policies

Fixed Income
Securities — Continued
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.
MUNICIPAL BONDS
Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. The Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

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Investment Policies

Fixed Income
Securities — Continued
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.
CONVERTIBLE SECURITIES
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Fund, in the event that it holds such an instrument) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
INFLATION-INDEXED SECURITIES
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not

11

Investment Policies

Fixed Income
Securities — Continued
guaranteed and will fluctuate. The Fund also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INTERNATIONAL DEBT SECURITIES
Sovereign Debt Obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.  Harbor Core Bond Fund and Harbor Core Plus Fund may only invest in U.S. dollar denominated sovereign debt obligations.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and

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Investment Policies

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Securities — Continued
institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
ADDITIONAL CONSIDERATIONS WITH FIXED INCOME SECURITIES
VARIABLE AND FLOATING RATES
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.
CREDIT QUALITY
Credit quality in fixed-income investments refers to the issuer’s ability to meet its financial obligations, including paying interest and repaying principal. It is typically assessed through credit ratings assigned by ratings agencies, with higher indicating lower risk of default and lower ratings signaling higher risk.
Additional Risks Associated with Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

13

Investment Policies

Fixed Income
Securities — Continued
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. A less liquid secondary market may also make it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on credit analysis by the Fund’s Subadvisor and/or the Advisor, as applicable, than would be the case with investments in investment-grade debt obligations. The Subadvisor and/or the Advisor, as applicable, employs their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisor and/or the Advisor, as applicable, monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed. There can be no assurance that such analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DURATION
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund. Please refer to the Prospectus for information about whether the Fund focuses on securities with a particular duration.

14

Investment Policies

Fixed Income
Securities — Continued
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years—two points; and so on. To the extent the Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.
LOAN ORIGINATIONS, PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
The Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless the Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.

15

Investment Policies

Fixed Income
Securities — Continued
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets, impose other obligations and/or release or transfer the specific collateral securing the loan. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments. In addition, to the extent a loan is modified or restructured (including, under certain circumstances, without the consent of, or upon the consent from less than 100% of, the holders of the loan), an investment in the loan may be materially and adversely affected. Under these circumstances, a Fund may incur expenses enforcing or defending its claims against the borrower and/or other debt holders and creditors.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Subadvisor and/or the Advisor, as applicable, believes to be a fair price and, as a result, the Fund’s ability to meet redemption obligations may be impaired. Thus, the Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restrictions relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Fund relies on the research of its Subadvisor and/or the Advisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

16

Investment Policies

Fixed Income
Securities — Continued
Delayed Funding and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadvisor and/or the Advisor, as applicable,. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.
The Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The use of repurchasing agreements involves leverage. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.
ASSET-BACKED SECURITIES
Asset-backed securities are financial instruments created by pooling a group of financial assets (such as loans, receivables, auto loans or mortgages) and issuing securities backed by the cash flows generated from those assets. Investors receive payments based on the performance of the underlying asset pool.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a type of asset-backed security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a type of asset-backed security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

17

Investment Policies

Fixed Income
Securities — Continued
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”
Mortgage-Backed Securities. A mortgage-backed security is a type of asset-backed security created by pooling together a group of mortgage loans and issuing securities that are backed by the payments made on those loans. Investors in mortgage-backed securities receive periodic payments based on the interest and principal payments from the underlying mortgages. Mortgage-backed securities can be classified into different types, such as residential (“RMBS”) and commercial (“CMBS”), depending on the type of mortgage loans backing them. The intervals at which payments of principal and interest are paid vary; some make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond) whereas others make payments of both principal and interest at a variety of intervals. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters

18

Investment Policies

Fixed Income
Securities — Continued
of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadvisor and/or the Advisor, as applicable, determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Collateralized Mortgage Obligation (“CMO”). A CMO is a type of mortgage-backed security that divides the underlying mortgage pool into different tranches, each with varying levels of risk, return, and maturity. These tranches allow investors to select the level of risk they are comfortable with, with senior tranches receiving payments first and junior tranches paid later. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a type of special purpose vehicle used to pool mortgage loans and issue multiple classes of securities backed by those mortgages. REMICs allow for the creation of various tranches with different risk and return profiles, similar to CMOs. The structure provides tax advantages by allowing the REMIC to pass income from the mortgage pool to investors without being taxed at the entity level. REMICs are commonly used in the securitization of both residential and commercial mortgage loans.
Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadvisor and/or the Advisor, as applicable, may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
Reverse Mortgage-Related Securities. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans.

19

Investment Policies

Fixed Income
Securities — Continued
Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Other. Other types of asset-backed securities may be developed in the future, and the Fund may invest in them if the Subadvisor and/or the Advisor, as applicable, determines they are consistent with the Fund’s investment objectives and policies.
Mortgage “Dollar Roll” Transactions. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.
RISK FACTORS ASSOCIATED WITH ASSET-BACKED SECURITIES
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Changes in interest rates can impact the value of asset-backed securities, particularly if the securities have long maturities or are subject to prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Prepayment rates are also influenced by a variety of economic, geographic, social and other factors and cannot be predicted with certainty.
Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, asset-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.
Underlying borrowers may default on their loans, reducing the expected cash flows. Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.

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Fixed Income
Securities — Continued
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.
Some asset-backed securities may be illiquid or difficult to trade in secondary markets, especially if they are complex or have low ratings. The values of asset-backed securities may also change due to shifts in the market’s perception of issuers. In addition, changes in regulations or legal issues could affect the performance or structure of asset-backed securities. In addition, the servicer managing the underlying assets may fail to properly collect payments or manage the asset pool.
STRUCTURED PRODUCTS
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Core Bond Fund and Harbor Core Plus Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
Credit-Linked Securities.Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these

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Fixed Income
Securities — Continued
instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Structured Notes and Indexed Securities.Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadvisor and/or the Advisor, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
Equity-Linked Securities and Equity-Linked Notes. The Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

DERIVATIVE INSTRUMENTS
Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities,  reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadvisor and/or the Advisor, as applicable, will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the expectations of the Subadvisor and/or the Advisor, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

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Derivative Instruments —
Continued
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
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Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
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Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
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Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
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Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value. Derivatives also can create the risk that the Fund will need to make ongoing margin and settlement payments required under the transaction.
■
Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
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Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
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Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
Rule 18f-4 prescribes parameters for the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These

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Derivative Instruments —
Continued
requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. Provided that Harbor Large Cap Value Fund, Harbor Core Bond Fund and Harbor Core Plus Fund are not authorized to engage in options transactions on currency; and Harbor International Fund is not authorized to engage in options transactions on currencies for speculative purposes, the Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadvisor and/or the Advisor, as applicable,. An exchange, board of trade or other

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Investment Policies

Derivative Instruments —
Continued
trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. Harbor Large Cap Value Fund, Harbor Core Bond Fund and Harbor Core Plus Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund is not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts. The Fund may also purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the CFTC.
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadvisor and/or the Advisor, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor and/or the Advisor, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the ability of the Subadvisor and/or the Advisor, as applicable, to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.

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Investment Policies

Derivative Instruments —
Continued
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor and/or Subadvisor, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.
SWAPS, CAPS, FLOORS AND COLLARS
Each of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Bond Fund and Harbor Core Plus Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. Harbor International Compounders Fund may enter into swaps, caps, floors, and collars to seek to achieve its investment objective. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

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Investment Policies

Derivative Instruments —
Continued
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Each Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor International Compounders Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.
HEDGING AND OTHER STRATEGIES
The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.

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Derivative Instruments —
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On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
HYBRID INSTRUMENTS
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Position limits adopted by the CFTC may in the future limit the Fund’s ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

TRANSACTIONS INVOLVING FOREIGN MARKETS
Foreign Securities
The Fund may invest in equity, debt, or other securities of foreign issuers. Generally, foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. The Fund’s Subadvisor and/or the Advisor, as applicable, is responsible for determining whether a particular issuer would be considered a foreign market issuer.
RISKS ASSOCIATED WITH FOREIGN SECURITIES
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign

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countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
The U.S. government and governments of other countries may renegotiate some of their global trade relationships and could impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could contribute to volatility or overall declines in the U.S. and global investment markets.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for investment companies. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Fund’s Subadvisor and/or the Advisor, as applicable, has evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks, especially in emerging countries, due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could

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be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ADDITIONAL RISKS ASSOCIATED WITH EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Subadvisor and/or the Advisor, as applicable, to evaluate local companies or their potential impact on the Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.
In addition, because of ongoing regional armed conflict in Europe, including an ongoing large-scale invasion of Ukraine by Russia that commenced in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically

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tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
ACCESSING FOREIGN MARKETS
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Non-Voting Depositary Receipts (“NVDRs”).
ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange, though may be traded over the counter. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. GDRs are traded in markets outside the U.S. and are denominated in various currencies. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. EDRs are typically traded on European exchanges. NVDRs are trading instruments issued by the Thai NVDR Company Limited intended to simulate trading activity in the Thai stock market.
Depositary receipts can be less expensive and more convenient than purchasing stocks in foreign markets. Risks associated with depositary receipts include liquidity risk as some depositary receipts may be thinly traded, currency risk due to fluctuations in exchange rates, issuer risk at the underlying company and custodial risk if the depositary bank fails to properly manage the underlying securities. They may also carry administrative fees, which are paid by the Fund.
Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. P-Notes provide economic exposure to markets where holding an underlying security is not feasible. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity.
Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.
Investing Through Stock Connect. The China-Hong Kong Stock Connect program (“Stock Connect”) is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in eligible securities, such as China A-Shares (“Stock Connect Securities”).
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.

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Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Variable Interest Entities. The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Foreign Securities – Foreign Currency Transactions
FOREIGN CURRENCY TRANSACTIONS
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Harbor Ares Systematic Convertible Securities

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Transactions — Continued
Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Plus Fund, Harbor International Compounders Fund, and Harbor International Small Cap Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When the Subadvisor and/or the Advisor, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), Harbor Core Plus Fund, Harbor International Compounders Fund and Harbor International Small Cap Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadvisor and/or the Advisor, as applicable, determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Harbor International Small Cap Fund and Harbor Core Plus Fund may also purchase and sell forward contracts for non-hedging purposes when the respective Subadvisor anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadvisor and/or the Advisor, as applicable. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.
Using forward contracts to protect the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.
While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

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Foreign Securities –
Foreign Currency
Transactions — Continued
An issuer of fixed income securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

ADDITIONAL STRATEGIES AND TECHNIQUES
80 Percent Investment Policy
The Fund is subject to an 80% investment policy, as set forth in its Prospectus. The Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ notice to its shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of the policy.

Borrowing
Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ESG Considerations
The incorporation of environmental, social and/or governance (“ESG”) considerations in the investment process may cause the Subadvisor and/or the Advisor, as applicable, to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Subadvisor and/or the Advisor, as applicable, is dependent on available information to assist in the ESG evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Event-Linked Exposure
Event-linked exposure may be obtained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

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Investment Policies

Forward Commitments and When-Issued Securities
Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if each Fund’s Subadvisor and/or the Advisor, as applicable, deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
Recently finalized FINRA rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to the Fund. The Board of Trustees has delegated to the Advisor and Subadvisors the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based

35

Investment Policies

Investments in Other
Investment Companies —
Continued
securities index. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market.
The Fund may invest in two or more investment companies that do not make consistent investment decisions. One may buy the same security that another is selling. An investor in the Fund would indirectly bear the costs of both trades without achieving any investment purpose.
Investments by the Fund in shares of other investment companies are subject to the limitations of the Investment Company Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the Investment Company Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule.
If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the Investment Company Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Non-Diversified Status
A non-diversified Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the 1933 Act prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.

36

Investment Policies

Securities Lending —
Continued
However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Advisor decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Temporary Defensive Positions
The Fund may temporarily depart from its normal investment policies and strategies when it is believed by the Subadvisor and/or the Advisor, as applicable, that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadvisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

ADDITIONAL OPERATIONAL AND REGULATORY CONSIDERATIONS
Commodity Pool Operator Status
The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association.  However, the Advisor with respect to the Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Advisor is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to the Funds. Because the Advisor intends to operate the Funds in a manner that would permit each to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Advisor becomes unable to rely on the exclusion and operates the Fund subject to CFTC regulation, the Fund may incur additional expenses.

Cybersecurity Risks
As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.

37

Investment Policies

Cybersecurity Risks —
Continued
Cybersecurity breaches affecting the Fund, the Trust, the Advisor, the Subadvisor, if applicable, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

38

Investment Policies

Regulatory Risk and Other
Market Events —
Continued
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

39

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to a Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, each Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)
(except for Harbor International Compounders Fund) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and with respect to Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), shares of other investment companies;
(2)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with each Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);
(5)
issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
(except for Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)) invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Ares Systematic Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
With respect to fundamental investment restrictions no. 2 and no. 5, the Investment Company Act generally permits a Fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose and up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is deemed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

In the event that asset coverage (as defined in the Investment Company Act) for a Fund’s borrowings at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

40

Investment Restrictions

Fundamental Investment
Restrictions — Continued
With respect to fundamental investment restriction no. 5, Rule 18f-4 provides an exemption from the Investment Company Act’s prohibitions on the issuance of senior securities for derivatives transactions and certain other transactions involving future payment obligations, subject to certain conditions. See the discussion of Rule 18f-4 under “Derivative Instruments” in this Statement of Additional Information.
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.  In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in exchange-traded products backed by or linked to physical commodities, commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, each Fund may not:
(a)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% of the Fund’s net assets in illiquid investments; or
(d)
invest in other companies for the purpose of exercising control or management.

41

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds, Harbor Funds II and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Anne F. Ackerley (1962) Trustee	Since 2025	Member, Board of Directors, Micruity Inc. (2025–Present); Member, Board of Trustees, The Northwestern Mutual Life Insurance Company (2023-Present); Senior Advisor to the Retirement Business (2024-2025), Head of the US Retirement Group (2015-2024), Chief Marketing Officer and Global Marketing and Communications Chief Operating Officer (2011-2014), Chief Operating Officer of the Global Client Group (2009-2011), Chief Operating Officer of the Private Client Group (2006-2009), Head of the Mutual Fund Group (2000-2006), BlackRock, Inc. (publicly traded investment management firm).	45	None
Scott M. Amero (1963) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Co-Chair (2024-Present) and Trustee (2022-Present), Root Capital; Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-2024); Trustee, Adventure Scientists (conservation nonprofit) (2020-2024).	45	None
Donna J. Dean (1951) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	45	None
Robert Kasdin (1958) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2025–Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Asset Backed Credit Corporation (2025-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Trustee, Barnard College (2023-Present); and Director, The Y in Central Maryland (2018-2022).	45	Director of Apollo Asset Backed Credit Company LLC (2025 – Present); Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (1952) Trustee	Since 2017
Member, Independent Directors Council, Governing Council (2023-present);
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief
Legal Officer, Asset Management, and Vice President and Corporate Counsel,
Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer,
Prudential Investment Management, Inc., and Chief Legal Officer, Prudential
Investments and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and Chief
Legal Officer, Mutual Funds, Prudential Insurance Company of America
(2004-2005); Member, Management Committee (2000-2002), General Counsel
and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002);
and Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – 2023).
			45	None
Douglas J. Skinner (1961) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-2024), Interim Dean (2016-2017), University of Chicago Booth School of Business.	45	None
Ann M. Spruill (1954) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee (2000-2020) and Chair of Global Public Equities (2014-2020), Museum of Fine Arts, Boston; and Trustee, Financial Accounting Foundation (2014-2020).	45	None
Landis Zimmerman (1959) Trustee	Since 2022	Member, Frederick Gunn School Investment Committee (2023-Present); Member, Curci Foundation Investment Advisory Committee (2025-Present); Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- 2025); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-2023); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	45	None

42

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (1969)* Chairman, Trustee and President	Since 2017
President (2017-Present), Harbor Funds; President (2021-Present), Harbor
ETF Trust; President (2022-Present), Harbor Funds II; Director (2007-Present),
Chief Executive Officer (2017-Present), President and Chief Operating Officer
(2017), Executive Vice President and General Counsel (2004-2017), and Chief
Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and
Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-
Present) and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Director (2007-Present), Chief Executive Officer (2017-Present), Chief
Compliance Officer (2007-2017; 2023-Present), and Executive Vice President
(2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust
(2021-Present).
			45	None

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (1979) Chief Legal Officer, Chief Compliance Officer	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present) and Chief Compliance Officer (2024), Senior
Vice President and Deputy General Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022),
and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director, Vice President,
and Secretary (2023-Present) and Chief Compliance Officer (2024), Harbor Services Group, Inc.; Director and Vice
President (2020-Present) and Chief Compliance Officer (2024), Harbor Trust Company, Inc.; Chief Legal Officer and
Chief Compliance Officer (2023-Present), Secretary (2017-2024), Harbor Funds; Chief Legal Officer and Chief Compliance
Officer (2023-Present), Secretary (2021-2024), Harbor ETF Trust; and Chief Legal Officer and Chief Compliance Officer
(2023-Present) and Secretary (2023-2024), Harbor Funds II.

Howard M. Reich (1983) Treasurer	Since 2025
Senior Vice President – Head of Fund Administration and Analysis (2025-Present), Harbor Capital Advisors, Inc.; Treasurer
(2025-Present), Harbor Funds; Treasurer (2025-Present), Harbor ETF Trust; Treasurer (2025-Present), Harbor Funds II;
and Vice President and Assistant Controller, Harris Associates L.P. (2015-2025).

Ryan Elve (1983) Vice President and AML Compliance Officer	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor Funds; AML Compliance
Officer (2025-Present), Harbor Trust Company, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor
ETF Trust; Vice President and AML Compliance Officer (2025-Present), Harbor Funds II; and Vice President (2012-2025),
Harbor Services Group, Inc.

Walt O. Breuninger (1978) Vice President	Since 2024
Senior Vice President and Chief Compliance Officer (2024-Present), Compliance Director (2023-2024), Harbor Capital
Advisors, Inc.; Chief Compliance Officer (2024-Present), Harbor Services Group, Inc.; Chief Compliance Officer
(2024-Present), Harbor Trust Company, Inc.; Vice President (2024-Present), Harbor Funds; Vice President (2024-Present),
Harbor Funds II; Vice President (2024-Present), Harbor ETF Trust; and Compliance Director, Head of US Discretionary
Advice Compliance (2019-2023), The Vanguard Group, Inc.

Kristof M. Gleich (1979) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020-Present), Harbor Capital Advisors, Inc.; Director, Vice
Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice
President (2019-Present), Harbor Funds; Vice President (2021-Present), Harbor ETF Trust; Vice President (2023-Present),
Harbor Funds II; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Diane J. Johnson (1965) Vice President	Since 2022
Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present),
Harbor Funds; Vice President (2022-Present), Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Lora A. Kmieciak (1964) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund Administration and
Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice
President (2020-Present) and Director (2022-Present), Harbor Trust Company, Inc.; Assistant Treasurer (2017-2022)
and Vice President (2022-Present), Harbor Funds; Assistant Treasurer (2021-2022) and Vice President (2022-Present),
Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Dana Steiner (1983) Vice President	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President (2025-Present), Harbor Funds; Vice President (2025-Present), Harbor ETF Trust;
Vice President (2025-Present), Harbor Funds II; and Vice President (2019-2025), Harbor Services Group, Inc.

Meredyth A. Whitford-Schultz (1981) Secretary	Since 2024
Senior Vice President and Deputy General Counsel (2025-Present) and Vice President and Associate General Counsel
(2023-2025), Harbor Capital Advisors, Inc.; Secretary (2023-Present), Harbor Trust Company, Inc.; Secretary (2024-Present),
Harbor Funds; Secretary (2024-Present), Harbor ETF Trust; and Secretary (2023-Present), Harbor Funds II; Senior Counsel
(2015-2023), Western & Southern Financial Group, Inc.

Meredith S. Dykstra (1984) Assistant Secretary	Since 2023
Vice President and Assistant General Counsel (2025-Present), Vice President and Senior Counsel (2022-2025) and Vice
President and Legal Counsel (2015-2022), Harbor Capital Advisors, Inc.; Assistant Secretary (2023-Present), Harbor
Trust Company, Inc.; Assistant Secretary (2023-Present), Harbor Funds; Assistant Secretary (2023-Present), Harbor
ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

43

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE** — Continued
Lana M. Lewandowski (1979) Assistant Secretary	Since 2017
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist
(2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022) and Assistant Secretary (2017-Present),
Harbor Funds; AML Compliance Officer (2021-2022) and Assistant Secretary (2021-Present), Harbor ETF Trust; and
Assistant Secretary (2023-Present), Harbor Funds II.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Anne F. Ackerley. Ms. Ackerley retired in May 2025 after a 25-year career at BlackRock, Inc., where she was most recently a Senior Advisor to the Retirement Business. She served in numerous senior management roles throughout her time at BlackRock, Inc., including Head of the US Retirement Group and Chief Marketing Officer and Global Communications Chief Operating Officer. Prior to joining BlackRock, Inc. in 2000, Ms. Ackerley held various roles at Merrill Lynch & Co. She is currently an Independent Trustee on the Board of Trustees of Northwestern Mutual and a Director on the Board of Directors of Micruity Inc. Ms. Ackerley has extensive investment management industry experience and has served as a Trustee of Harbor Funds, Harbor Funds II and Harbor ETF Trust since 2025.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Co-Chair of Root Capital, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021. Ms. Dean is expected to retire as a Trustee on or about December 31, 2026.
Robert Kasdin. Mr. Kasdin currently serves as Senior Executive Vice President of Columbia University. He served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine from 2015 to 2022 and also as Chief Financial Officer of Johns Hopkins Medicine from 2018 to 2022. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin previously served on the board of The Y in Central Maryland and on the Board of the National September 11 Memorial & Museum at the World Trade Center

44

Trustees and Officers

Additional Information
About the Trustees —
Continued
Foundation, Inc. He serves on the Board of Directors of Apollo Asset Backed Credit Corporation, Apollo Commercial Real Estate Finance, Inc., as a Trustee of Barnard College and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently serves on the Governing Council of the Independent Directors Council, and previously served on the Board of Directors and as Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Douglas J. Skinner. Mr. Skinner is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, where his prior positions include Eric J. Gleacher Distinguished Service Professor of Accounting, John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Deputy Dean for Faculty, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston, as a Trustee of the University of Rhode Island and as a Trustee of the University of Rhode Island Foundation. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Landis Zimmerman. Mr. Zimmerman retired in 2021 after serving 17 years as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute. Prior to joining Howard Hughes Medical Institute, he served as Chief Investment Officer and Managing Director for investments at the University of Pennsylvania from 1998-2004, Associate Director of Investments of the Rockefeller Foundation from 1996-1998, Associate Director at Bear, Stearns & Co. Inc. from 1994-1996, and Vice President at J.P. Morgan Securities Inc. from 1985-1994. He began his career as Assistant Treasurer at Chemical Bank in 1981. He is currently an independent, non-fiduciary advisor for Gore Creek Asset Management, a family investment office, and is a member of the Frederick Gunn School Investment Committee and the Curci Foundation Investment Advisory Committee. Mr. Zimmerman has served as a Trustee of Harbor Funds since 2022, of Harbor Funds II since 2023 and Harbor ETF Trust since 2022.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served

45

Trustees and Officers

Additional Information
About the Trustees —
Continued
as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017, as a Trustee and Chairman of the Board of Harbor Funds II since 2022 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Advisor, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of nine Trustees, eight of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting.
During Harbor Funds' fiscal year ended October 31, 2025, the Board of Trustees held 12 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 2 meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

46

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2025
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex Paid to Trustees*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Anne F. Ackerley, Trustee[1]	$107,433	-0-	$182,693
Scott M. Amero, Trustee	$221,320	-0-	$375,000
Donna J. Dean, Trustee	$221,320	-0-	$375,000
Robert Kasdin, Trustee[4]	$221,320	-0-	$375,000
Kathryn L. Quirk, Trustee[2,4]	$262,634	-0-	$445,000
Douglas J. Skinner, Trustee[3]	$241,977	-0-	$410,000
Ann M. Spruill, Trustee[4]	$221,320	-0-	$375,000
Landis Zimmerman, Trustee	$221,320	-0-	$375,000
*
Includes amounts paid by Harbor Funds, Harbor Funds II, and Harbor ETF Trust.
1
Began tenure as Trustee on May 6, 2025.
2
In consideration of her services as Lead Trustee, Ms. Quirk received $41,313 from Harbor Funds, $14,822 from Harbor Funds II, and $13,865 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.
3
In consideration of his service as Audit Committee Chair, Mr. Skinner received $20,657 from Harbor Funds, $7,411 from Harbor Funds II, and $6,932 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.
4
During the fiscal year ended October 31, 2025, Mr. Kasdin and Mses. Quirk and Spruill elected to defer at least a portion of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2025, the total value of Mr. Kasdin’s and Mses. Quirk and Spruill’s accounts under that plan was $3,059,762, $1,269,217 and $3,478,941, respectively.

Trustee Ownership of Fund Shares
As of January 31, 2026, the Trustees and Officers of Harbor Funds as a group owned 3% of the outstanding Retirement Class shares of beneficial interest of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund), 3% of the outstanding Retirement Class shares of beneficial interest of Harbor International Compounders Fund, 2% of the outstanding Retirement Class shares of beneficial interest of Harbor International Small Cap Fund, and less than 1% of the outstanding shares of beneficial interest of each class of each other Fund.
The Fund shares beneficially owned by the Trustees as of December 31, 2025 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in All Registered Investment Companies Overseen by Trustee within Fund Family
Independent Trustees
Anne F. Ackerley	None	None	None
Scott M. Amero	Harbor International Small Cap Fund	Over $100,000	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
Donna J. Dean	Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	Over $100,000	Over $100,000
	Harbor Capital Appreciation Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor International Fund	$50,001-$100,000
	Harbor International Core Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	$50,001-$100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Value Fund	$50,001-$100,000
Robert Kasdin[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor International Core Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000

47

Trustees and Officers

Trustee Ownership of Fund
Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in All Registered Investment Companies Overseen by Trustee within Fund Family
Independent Trustees — Continued
Kathryn L. Quirk[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Diversified International All Cap Fund	$10,001-$50,000
	Harbor International Core Fund	Over $100,000
	Harbor International Fund	$10,001-$50,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
Douglas J. Skinner	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
Ann M. Spruill[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
Landis Zimmerman	Harbor Core Bond Fund	Over $100,000	Over $100,000
Interested Trustee
Charles F. McCain[2]	Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	Over $100,000	Over $100,000
	Harbor Capital Appreciation Fund	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor International Compounders Fund	Over $100,000
	Harbor International Core Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
1
Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a Trustee who was participating in the plan as of November 2024 may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Mr. Kasdin and Mses. Quirk and Spruill includes the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
2
Under the Advisor’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Advisor invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and

48

Trustees and Officers

Trustee Ownership of Fund
Shares — Continued
charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. McCain include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan.

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Advisor.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Advisor or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Advisor’s affiliates.
As of December 31, 2025, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Advisor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor, the Distributor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor fund;
■
an officer of Harbor Funds;
■
a related fund;
■
an officer of any related fund;
■
the Advisor;
■
the Distributor;
■
an officer of the Advisor or the Distributor;
■
any affiliate of the Advisor or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Advisor;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Advisor or the Distributor.
During the calendar years 2024 and 2025, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Advisor;
■
the Distributor;
■
any affiliated person of Harbor Funds; or
■
ORIX or any other entity in a control relationship to the Advisor or the Distributor.

49

The AdvisOr and Subadvisors

The Advisor
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment advisor (the “Advisor”) for each Fund pursuant to a separate investment advisory agreement with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Advisor is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Advisor is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Advisor deems modifications to be necessary or appropriate. The Advisor is also responsible for providing, either through itself or through a Subadvisor selected, paid and supervised by the Advisor, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisors.
Selection and Oversight of Subadvisors. The Advisor is responsible for the Subadvisors it selects to manage the assets of or provide non-discretionary investment advisory services for each Fund and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisors. The Advisor is responsible for overseeing the Subadvisors and for reporting to the Board of Trustees periodically on each Fund’s and Subadvisor’s performance. The Advisor normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisors, including thorough reviews and assessments of (i) the Subadvisor’s investment process, personnel and investment staff; (ii) the Subadvisor’s investment research capabilities; (iii) the Subadvisor’s ownership and organization structures; (iv) the Subadvisor’s legal, compliance and operational infrastructure; (v) the Subadvisor’s brokerage practices; (vi) any material changes in the Subadvisor’s business, operations or staffing; (vii) the performance of each Fund and the Subadvisor relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Advisor is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to: (i) providing the Funds with office space, facilities, equipment and personnel as the Advisor deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Advisor’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s NAV in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Advisor deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Advisor is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

50

The AdvisOr and Subadvisors

Advisory Fees
For its services, each Fund pays the Advisor an advisory fee, which is an annual rate based on the Fund’s average net assets. The following table sets forth for each Fund the contractual advisory fee rate and the fees paid to the Advisor for the past three fiscal years before the effect of any fee waiver (shown below) in effect for the past three fiscal years that reduced the advisory fee paid.
	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2025	2024	2023
HARBOR FUNDS
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	0.50%	$143	$126	$335
(Reduction due to fee waiver)		N/A	N/A	(17)
Harbor Capital Appreciation Fund	0.60	168,436	167,487	136,928
(Reduction due to fee waiver)		(13,651)	(13,540)	(9,975)
Harbor Core Bond Fund	0.23	3,246	1,796	220
Harbor Core Plus Fund	0.25	2,971	2,539	2,470
Harbor Diversified International All Cap Fund	0.75	6,112	7,253	7,206
Harbor International Fund	0.75/0.65[a]	26,544	25,982	25,499
Harbor International Compounders Fund[1]	0.50	191	44	N/A
Harbor International Core Fund	0.75	3,723	1,557	1,040
Harbor International Small Cap Fund	0.85	1,617	2,627	2,310
Harbor Large Cap Value Fund	0.60/0.55[b]	8,974	11,512	11,698
Harbor Mid Cap Fund	0.75	1,252	1,093	720
Harbor Mid Cap Value Fund	0.75	2,681	2,313	2,163
(Reduction due to fee waiver)		(7)	(2)	-
Harbor Small Cap Growth Fund	0.75	14,704	11,115	7,583
Harbor Small Cap Value Fund	0.75	16,788	17,294	16,211

1
Commenced operations on March 1, 2024.
a
0.75% on the first $12 billion and 0.65% thereafter.
b
0.60% on the first $4 billion and 0.55% thereafter.

51

The AdvisOr and Subadvisors

The Subadvisors
The Advisor has engaged the services of investment subadvisers (each, a “Subadvisor”) to provide discretionary and non-discretionary advisory services for each Fund.
The Advisor pays each Subadvisor out of its own resources; the Funds have no obligation to pay the Subadvisors. Each Subadvisor has entered into a subadvisory agreement with the Advisor and Harbor Funds, on behalf of each respective Fund. Each Subadvisor is responsible for providing the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. Each Subadvisor determines what securities shall be purchased, sold or held for the respective Fund and what portion of such Fund’s assets are held uninvested.
Each Subadvisor is responsible for its own costs of providing services to the respective Fund. Each Subadvisor’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Acadian Asset Management LLC (“Acadian”).  Harbor International Core Fund is subadvised by Acadian. Acadian was founded in 1986 and is a subsidiary of Acadian Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of Acadian Asset Management Inc. (“AAMI”), a publicly listed company on the NYSE.
Ares Systematic Credit Limited (“Ares Systematic Credit”). Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund) is subadvised by Ares Systematic Credit. Ares Systematic Credit Limited (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation. Ares Systematic Credit Limited is a private limited company organized under the laws of England and Wales.
Aristotle Capital Management, LLC (“Aristotle”).  Harbor Large Cap Value Fund is subadvised by Aristotle, which was founded in 1959 through predecessor entities. Aristotle is privately owned and principally owned by the Board of Managers. Key employees of the firm, former executive leaders and a large insurance company also have equity interest in Aristotle.
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”). Harbor International Compounders Fund is subadvised by C WorldWide. C WorldWide is owned by C WorldWide Holdings A/S, which is ultimately owned by the private equity fund Altor Fund III (Altor Fund III (no. 1) Limited Partnership, Altor Fund III (no. 2) Limited Partnership and Altor Fund III (No. 3) Limited). C WorldWide is controlled by C WorldWide Holdings A/S.
Cedar Street Asset Management LLC (“Cedar Street”).  Harbor International Small Cap Fund is subadvised by Cedar Street, an employee-owned professional investment management firm. Jonathan Brodsky is the controlling managing member.
Harbor Capital owns a less than 5% non-voting ownership stake in Cedar Street. In addition, Harbor Capital and Cedar Street have entered into an arrangement by which Harbor Capital may acquire a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party.
EARNEST Partners LLC (“EARNEST Partners”).  Harbor Mid Cap Fund and Harbor Small Cap Value Fund are subadvised by EARNEST Partners. EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Income Research + Management (“IR+M”). Harbor Core Bond Fund and Harbor Core Plus Fund are subadvised by IR+M. IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Jennison Associates LLC (“Jennison”). Harbor Capital Appreciation Fund is subadvised by Jennison. Jennison is a direct, wholly owned subsidiary of PGIM, Inc., which is a direct, wholly owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
LSV Asset Management (“LSV”).  Harbor Mid Cap Value Fund is subadvised by LSV, a Delaware general partnership between its management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly owned subsidiary of SEI Investments Company (“SEI”) and the owner of a minority position. The day-to-day management and strategic decisions of the Subadvisor are controlled by LSV’s Executive Committee and other senior employee partners of LSV.
Marathon Asset Management Limited (“Marathon-London”).  Harbor Diversified International All Cap Fund and Harbor International Fund are subadvised by Marathon-London. Marathon-London is ultimately controlled by its three founders, with ownership also shared between a number of key employees.
Westfield Capital Management, L.P. (“Westfield”).  Harbor Small Cap Growth Fund is subadvised by Westfield, which is 80% employee owned and 20% owned by Monex Group, Inc. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.

52

The AdvisOr and Subadvisors

Subadvisory Fees
The fees paid by the Advisor to each Subadvisor for the past three fiscal years are set forth in the table below.
	Fee Paid by the Advisor to Subadvisor For Year Ended October 31 (000s)
	2025	2024	2023
HARBOR FUNDS
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)
Ares Systematic Credit Limited[1]	$97	$86	$79
Shenkman Capital Management, Inc.			114
Harbor Capital Appreciation Fund	59,689	59,476	48,822
Harbor Core Bond Fund	1,453	898	134
Harbor Core Plus Fund	1,679	1,476	1,446
Harbor Diversified International All Cap Fund	3,333	4,146	4,125
Harbor International Fund	14,422	14,851	14,597
Harbor International Compounders Fund[2]	126	31	N/A
Harbor International Core Fund	2,126	935	624
Harbor International Small Cap Fund	905	1,387	1,232
Harbor Large Cap Value Fund	3,249	4,098	4,158
Harbor Mid Cap Fund	751	656	432
Harbor Mid Cap Value Fund	1,375	1,205	1,134
Harbor Small Cap Growth Fund	8,211	6,302	4,413
Harbor Small Cap Value Fund	9,810	8,476	7,987
1
Ares Systematic Credit Limited (formerly known as BlueCove Limited) became Subadvisor to Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund) on March 1, 2023. Accordingly, no subadvisory fees were paid to Ares Systematic Credit Limited prior to that date.
2
Commenced operations on March 1, 2024.

53

The Portfolio Managers

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2025 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR ARES SYSTEMATIC CONVERTIBLE SECURITIES FUND (FORMERLY, HARBOR CONVERTIBLE SECURITIES FUND)
Benjamin Brodsky, CFA
All Accounts	2	$197	2	$931	2	$4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Michael Harper, CFA
All Accounts	2	197	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Benoy Thomas, CFA
All Accounts	2	197	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
HARBOR CAPITAL APPRECIATION FUND
Blair A. Boyer
All Accounts	12	$43,391	10	$23,660	34	$14,252
Accounts where advisory fee is based on account performance (subset of above)	1	15,425	—	—	—	—
Natasha Kuhlkin, CFA
All Accounts	11	27,967	10	23,424	21	3,088
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Owuraka Koney, CFA
All Accounts	11	27,967	8	6,524	9	803
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR CORE BOND FUND
James E. Gubitosi, CFA
All Accounts	10	$4,462	27	$20,880	735	$100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Mike Sheldon, CFA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Bill O’Neill, CFA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jake Remley, CFA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Matthew Walker, CFA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

54

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CORE BOND FUND — Continued
Rachel Campbell
All Accounts	10	$4,462	27	$20,880	735	$100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Wesly Pate, CPA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Ginny Schiappa, CFA
All Accounts	10	4,462	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR CORE PLUS FUND
James E. Gubitosi, CFA
All Accounts	10	$4,752	27	$20,880	735	$100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Mike Sheldon, CFA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Bill O’Neill, CFA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jake Remley, CFA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Matthew Walker, CFA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Rachel Campbell
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Wesly Pate, CPA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Ginny Schiappa, CFA
All Accounts	10	4,752	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Charles Carter
All Accounts	2	$8,186	12	$10,371	24	$15,251
Accounts where advisory fee is based on account performance (subset of above)	—	—	10	9,325	8	3,922
Nick Longhurst
All Accounts	2	8,186	9	9,009	20	13,978
Accounts where advisory fee is based on account performance (subset of above)	—	—	7	7,963	6	3,539
William J. Arah
All Accounts	2	8,186	9	9,904	21	17,432
Accounts where advisory fee is based on account performance (subset of above)	—	—	7	8,858	6	3,539

55

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND — Continued
Toma Kobayashi
All Accounts	2	$8,186	11	$10,941	25	$18,414
Accounts where advisory fee is based on account performance (subset of above)	—	—	9	9,895	8	3,922
Alex Duffy
All Accounts	2	8,186	12	10,143	15	9,614
Accounts where advisory fee is based on account performance (subset of above)	—	—	10	9,097	6	3,198
Justin Hill
All Accounts	2	8,186	8	9,579	20	13,246
Accounts where advisory fee is based on account performance (subset of above)	—	—	6	8,533	6	3,539
Robert Anstey
All Accounts	—	—	5	2,355	12	9,691
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	1,369	5	2,979
HARBOR INTERNATIONAL FUND
Charles Carter
All Accounts	2	$5,238	12	$10,371	24	$15,251
Accounts where advisory fee is based on account performance (subset of above)	—	—	10	9,325	8	3,922
Nick Longhurst
All Accounts	2	5,238	9	9,009	20	13,978
Accounts where advisory fee is based on account performance (subset of above)	—	—	7	7,963	6	3,539
William J. Arah
All Accounts	2	5,238	9	9,904	21	17,432
Accounts where advisory fee is based on account performance (subset of above)	—	—	7	8,858	6	3,539
Toma Kobayashi
All Accounts	2	5,238	11	10,941	25	18,414
Accounts where advisory fee is based on account performance (subset of above)	—	—	9	9,895	8	3,922
Alex Duffy
All Accounts	2	5,238	12	10,143	15	9,614
Accounts where advisory fee is based on account performance (subset of above)	—	—	10	9,097	6	3,198
Justin Hill
All Accounts	2	5,238	8	9,579	20	13,246
Accounts where advisory fee is based on account performance (subset of above)	—	—	6	8,500	6	3,539
HARBOR INTERNATIONAL COMPOUNDERS FUND
Bo Almar Knudsen
All Accounts	1	$537	8	$3,263	26	$7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
Bengt Seger
All Accounts	1	537	8	3,263	26	7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
Peter O’Reilly
All Accounts	1	537	8	3,263	26	7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319

56

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL COMPOUNDERS FUND — Continued
Mattias Kolm
All Accounts	1	$537	8	$3,263	26	$7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
HARBOR INTERNATIONAL CORE FUND
Brendan O. Bradley, Ph.D.
All Accounts	12	$9,103	96	$43,014	222	$112,300
Accounts where advisory fee is based on account performance (subset of above)	—	—	17	5,921	19	8,360
Fanesca Young, Ph.D., CFA
All Accounts	12	9,103	96	43,014	222	112,300
Accounts where advisory fee is based on account performance (subset of above)	—	—	17	5,921	19	8,360
HARBOR INTERNATIONAL SMALL CAP FUND
Jonathan P. Brodsky
All Accounts	—	$—	3	$326	4	$405
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Waldemar A. Mozes
All Accounts	—	—	3	326	4	405
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	9	$4,831	20	$9,053	1,192	$23,508
Accounts where advisory fee is based on account performance (subset of above)	1	13,026	—	—	—	—
Gregory D. Padilla, CFA
All Accounts	7	4,194	17	8,336	1,075	17,757
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR MID CAP FUND
Paul E. Viera
All Accounts	11	$3,392	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR MID CAP VALUE FUND
Josef Lakonishok, Ph.D.
All Accounts	29	$14,645	55	$23,770	225	$61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500
Menno Vermeulen, CFA
All Accounts	29	14,645	55	23,770	225	61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500
Puneet Mansharamani, CFA
All Accounts	29	14,645	55	23,770	225	61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500
Greg Sleight
All Accounts	29	14,645	55	23,770	225	61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500
Guy Lakonishok, CFA
All Accounts	29	14,645	55	23,770	225	61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500

57

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR MID CAP VALUE FUND — Continued
Gal Skarishevsky
All Accounts	29	$14,645	55	$23,770	225	$61,872
Accounts where advisory fee is based on account performance (subset of above)	—	—	4	2,140	35	15,500
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	12	$4,927	13	$3,767	261	$13,972
Accounts where advisory fee is based on account performance (subset of above)	—	—	1	36	27	3,965
Richard D. Lee, CFA
All Accounts	10	2,923	11	3,694	219	12,540
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	23	2,902
Matthew R. Renna
All Accounts	9	2,902	10	3,678	219	12,540
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	23	2,902
Edward D. Richardson
All Accounts	9	2,902	10	3,678	219	12,540
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	23	2,902
HARBOR SMALL CAP VALUE FUND
Paul E. Viera
All Accounts	11	$1,480	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482

58

The Portfolio Managers

Acadian Asset Management LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by Acadian’s investment management and Acadian’s compliance team.
COMPENSATION
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.
Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Bradley and Ms. Young did not beneficially own any shares of Harbor International Core Fund.

Ares Systematic Credit Limited
CONFLICTS OF INTEREST
As a firm with multiple clients, Ares Systematic Credit may, in the normal course of business, be faced with situations that have the potential to give rise to conflicts of interest. Conflicts of interest may occur due to side by side management of client portfolios, which may have overlapping or opposing investment strategies. Members of Ares Systematic Credit’s Portfolio Management team may be engaged in managing client portfolios contemporaneously. Different client portfolios may have differing fee structures. Furthermore, it is not possible to anticipate every situation that may present the risk of a conflict of interest over time. However, in accordance with regulatory requirements, Ares Systematic Credit maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. Ares Systematic Credit’s organizational and administrative arrangements include a comprehensive suite of compliance polices, employee training and attestations, and a transparent investment process.
COMPENSATION
In setting and reviewing fixed compensation, Ares Systematic Credit takes account of the need to ensure that fixed and variable components of total compensation are appropriately balanced. Fixed compensation is intended to be set at a level that allows Ares Systematic Credit to operate a fully flexible policy on variable compensation while remaining competitive so as to attract and retain key talent.

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The Portfolio Managers

Ares Systematic Credit
Limited — Continued
Variable compensation is discretionary and will only be paid if it is sustainable according to the financial situation of Ares Systematic Credit as a whole and justified according to the overall firm performance, investment team performance and the performance of the individual concerned. In setting performance targets applicable to discretionary variable compensation, there is an emphasis placed on establishing targets that are closely aligned with the strategic focus of Ares Systematic Credit. Non-financial performance related to Ares Systematic Credit 's defined values and behaviors is also taken into account, and this includes compliance with controls and standards governing the relationships with clients and investors, risk management, and value-based behaviors. The target-setting process is also designed to avoid, or to mitigate where avoidance is not possible, conflicts of interest being created or incentivizing conflicts of interest or other behavior that would breach Ares Systematic Credit 's policies, values or commitment to clients.
Ares Systematic Credit employees do not receive compensation from any fund for which Ares Systematic Credit provides investment management services.
Ares Systematic Credit operates an ownership culture amongst employees via its equity incentive plan. Each employee has an equity interest, allowing them to share in the growth of the business.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Brodsky, Harper and Thomas did not beneficially own any shares of Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund).

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the Chief Compliance Officer any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value of over $1,000,000 and Mr. Padilla did not own any shares of the Harbor Large Cap Value Fund.

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The Portfolio Managers

C Worldwide Asset Management Fondsmaeglerselskab A/S
CONFLICTS OF INTEREST
The Fund’s portfolio managers manage other accounts which invest in securities of the same type in which the Fund invests. The Subadvisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Subadvisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.
Conflicts of interest among the Fund and other accounts managed by the portfolio managers may exist, which include, but are not limited to, those described below.
Differences in payment structures between the Fund and other accounts involve a conflict of interest. Other clients may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the Fund. It is the policy of the Subadvisor to allocate investment opportunities fairly and equitably among the Fund and other clients, where applicable, to the extent possible over a period of time and in each case in a manner consistent with the Subadvisor’s obligations under applicable law.
As a general rule, investment opportunities will be allocated between the Fund and other accounts managed by the portfolio managers for which participation in the respective opportunity is considered appropriate pro rata based on the relative capital size of the accounts. However, the pro rata principle is deviated from in order to take into account cost efficiency for smaller clients. In addition, other considerations may be taken into consideration, including legal or regulatory restrictions, including those that may arise in non-U.S. jurisdictions and such other factors considered relevant. Such considerations may result in allocations among the fund and one or more other clients on other than a pro rata basis.
The portfolio managers will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. The portfolio managers are not restricted from providing services to other clients even though such activities may involve substantial time and resources of the portfolio managers. These activities could be viewed as creating a conflict of interest in that the time and effort of the portfolio managers will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and such other activities.
COMPENSATION
A portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Subadvisor. A portfolio manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Knudsen, Seger, O’Reilly and Kolm did not beneficially own any shares of Harbor International Compounders Fund.

Cedar Street Asset Management LLC
CONFLICTS OF INTEREST
Conflicts can occur between interests of Cedar Street and its clients or between the interests of different clients. For example, Cedar Street may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
When evaluating brokers, Cedar Street may not always select the broker with the lowest commission rate. The primary criteria considered in selecting a broker is the ability of the broker, in Cedar Street’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.
Cedar Street has adopted policies and procedures to attempt to manage its conflicts of interests.

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Cedar Street Asset
Management LLC —
Continued
COMPENSATION
All investment team compensation is currently a fixed salary with equity participation. As firm assets grow the general composition of investment team compensation will include fixed salary (near industry average levels), variable bonus (including deferrals and claw-back provisions), equity dividends, and retirement contributions. Any variable compensation is based on overall investment team performance measured over a multi-year time horizon. Individuals that make extraordinary contributions to team performance will be provided opportunities to purchase additional equity. Cedar Street’s guiding principle for variable compensation will be to align the long-term interests of clients with long-term interests of Cedar Street employees. As a result, no employee who provides services to Harbor International Small Cap Fund will have an incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Brodsky beneficially owned shares of Harbor International Small Cap Fund with a value between $500,001-$1,000,000 and Mr. Mozes beneficially owned shares of Harbor International Small Cap Fund with a value between $100,001-$500,000.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners is responsible for managing Harbor Mid Cap Fund and Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Mid Cap Fund and Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Viera beneficially owned shares of Harbor Mid Cap Fund with a value between $50,001 and $100,000 and did not beneficially own any shares of Harbor Small Cap Value Fund.

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Income Research +
Management — Continued
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
Compensation is one component of IR+M’s total rewards package. We invest in our employees by offering them tangible rewards – like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are our intangible benefits. Our status as an employee-owned firm allows us to maintain our unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and we are committed to helping individuals grow their careers at IR+M through our learning and development opportunities.
Specific to compensation, all employees, including all members of our Investment Team, are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the firm’s ability to achieve its annual goals, which includes the profitability of IR+M. An individual’s bonus is based on the employee’s overall contribution to the firm’s and their team’s success. Our goal is to have collaborative high-performing teams that deliver for our clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in our Core Values: Invested, Respectful, Positive, and Motivated.
Our Core Values ensure our dedication to these premises: Invested – in our people and in the community around us; Respectful – of our differences and reaching out to learn, grow and make our firm more inclusive; Positive – that we are better together; and Motivated – to advocate for change and to enjoy the journey.
Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Gubitosi beneficially owned shares of Harbor Core Bond Fund with a value between $10,001 and $50,000 and did not beneficially own any shares of Harbor Core Plus Fund. Messrs Sheldon, O’Neill, Pate, Remley and Walker and Mses. Campbell and Schiappa did not beneficially own any shares of Harbor Core Bond Fund or Harbor Core Plus Fund.

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly,

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Jennison Associates
LLC — Continued
if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, Jennison has conflicts of interest in determining the timing and direction of investments.
■
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
■
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. This creates an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison, which creates an incentive for Jennison to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for non-discretionary models that are derived from discretionary portfolios can be communicated before or after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
■
Higher fee paying accounts or products or strategies: In general, Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
■
Side Letters: Jennison has entered into side letters with respect to certain of the funds that Jennison manages, and will likely do so with respect to funds that Jennison manages in the future. Such side letters are agreements with investors in the funds (including affiliated investors) that grant such investors terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund’s investments to the extent permitted by applicable law. For certain investors in commingled funds managed by Jennison, Jennison

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Jennison Associates
LLC — Continued
rebates a portion of the management fee paid to it. The rebate is either reinvested into the fund on behalf of the investors or is paid to the investor in, as agreed with the investor. In some instances, Jennison could have multiple side letters with respect to a single fund, each with a different investor.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and new issues, and the allocation of transactions across multiple accounts.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
■
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■
Jennison has adopted a code of ethics and policies relating to personal trading.
■
Jennison has adopted a conflicts of interest policy and procedures.
■
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
COMPENSATION
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

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The Portfolio Managers

Jennison Associates
LLC — Continued
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
■
Historical and long-term business potential of the product strategies.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Boyer and Koney and Ms. Kuhlkin each beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000
.

LSV Asset Management
CONFLICTS OF INTEREST
Below is a discussion of the current conflicts of interest that have been identified by LSV and the policies and procedures that have been put in place to monitor such conflicts and to seek to ensure that such conflicts are addressed in the best interests of the client. Where a material conflict may arise between a client and LSV or its employees, LSV must eliminate such conflict or expose the conflict through full and fair disclosure.
Conflicts of interest may be defined as any existing or prospective business relationships in which the firm or its employees may have actual or potential incentives to place their interests above those of the client, and thereby violate the firm’s fiduciary responsibilities to the client. As a general matter, all employees are required to report such conflicts of interest to Compliance so that steps may be taken to address them. In addition, the Chief Compliance Officer (“CCO”) is also responsible for monitoring LSV’s relationships with other firms for potential conflicts of interest, including potential conflicts with respect to SEI Investments Company (“SEI”). LSV does not believe any of its current relationships present a material conflict of interest with respect to its clients.
The Code of Ethics and Personal Trading Policy (the “Policy”) is the primary document governing the ethical standards applicable to employees. In addition to a general requirement that all recommendations and decisions with respect to clients must be solely in the interest of such clients, the Policy contains policies governing specific types of conflicts of interest that may arise such as engagement in outside business activities. LSV’s Gifts and Entertainment Policy addresses the provisions and acceptance of gifts and entertainment, charitable contributions by Firm employees and anti-bribery and the FCPA. All employees are required to comply with the Policy and the Gifts and Entertainment Policy.
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio
LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client.
LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the CCO, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.

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LSV Asset Management —
Continued
LSV provides model portfolios to a number of clients, (each a “Model Adviser” and collectively the “Model Advisers”) including SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI. These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV’s other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The portfolio management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV’s accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV’s quantitative investment model. LSV’s policies require that the CCO be made aware of any changes to this process.
On a quarterly basis, the Forensic Testing Committee reviews a report which shows the timing of the submission of the model portfolios with respect to the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the timing of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.
LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV’s clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person’s financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. These entities are subject to the same vendor management policies and procedures that apply to all third party vendors, which are designed to manage any such conflict, including an annual review by persons at LSV that do not have such a conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV’s employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider’s competitors and that the provider’s services have comparable (or in some cases, more desirable) terms and conditions. In addition, the provider’s services are subject to an annual review by persons at LSV that do not have such a conflict. Further, employees of the Firm may also hold other personal investments in other outside businesses that may interact with the Firm from time to time. Such investments are subject to pre-clearance under the Policy.
Part 2A of LSV’s Form ADV is used to provide clients with information regarding current or potential conflicts of interest.
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight, G. Lakonishok and Skarishevsky receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight, G. Lakonishok and Skarishevsky did not beneficially own any shares of Harbor Mid Cap Value Fund.

Marathon Asset Management Limited
CONFLICTS OF INTEREST
The identification and management of conflicts of interest are commitments that Marathon has made to each of its clients, and are fundamental considerations in all of Marathon-London’s investment advisory activities. Likewise, all Marathon personnel have an obligation to act in the best interests of our clients and in accordance with Marathon’s processes, procedures and control framework, both from a professional and regulatory perspective. Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about

67

The Portfolio Managers

Marathon Asset
Management Limited —
Continued
whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another); (iv) Marathon may effect transactions between clients or in which it, its directors or employees or its associates has directly or indirectly, a material interest or a relationship; (v) Marathon-London’s investment approach incorporates a multi-counsellor model, this could see different portfolio managers express different views on securities and they may manage separate models with similar strategies; or (vi) where different clients have competing interests or (vii) where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e. a non-performance-based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Duffy, Hill, Kobayashi and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder portfolio manager (Mr. Arah) is paid a base salary and a share of the profitability of Marathon-London in relation to his stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Carter, Longhurst, Arah, Kobayashi, Duffy, Hill, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund; and Messrs. Carter, Longhurst, Arah, Kobayashi, Duffy, and Hill did not beneficially own any shares of Harbor International Fund.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly

68

The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.
COMPENSATION
Members of the Westfield Investment Committee are eligible to receive various components of compensation:
■
Investment Committee members receive a base salary commensurate with industry standards.
■
Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
■
Investment Committee members may also be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including but not limited, to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance-based bonus.

69

The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Richardson beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000 and Messrs. Muggia, Lee, and Renna did not beneficially own any shares of Harbor Small Cap Growth Fund.

70

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Board of Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. Charles F. McCain is a Director and the Chief Executive Officer of the Distributor; Jacob J. Kunkel is a Vice President, the Chief Financial Officer and the Treasurer of the Distributor; Ryan Elve is a Vice President and the AML Compliance Officer of the Distributor, Diane Johnson and Dana Steiner are each a Vice President of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Advisor.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of Harbor Funds. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are received in proper form by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation: payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

71

The Distributor

Distribution Plans —
Continued
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Rule 12b-1 Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

72

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2025 were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
HARBOR FUNDS
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	$—	$3	$—	$1	$—	$2
Harbor Capital Appreciation Fund	485	2,397	7	38	478	2,359
Harbor Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A
Harbor Core Plus Fund	16	N/A	4	N/A	12	N/A
Harbor Diversified International All Cap Fund.	37	33	—	—	37	33
Harbor International Fund	26	619	—	30	26	589
Harbor International Compounders Fund	—	N/A	N/A	N/A	N/A	N/A
Harbor International Core Fund[3]	—	16	N/A	—	N/A	16
Harbor International Small Cap Fund	—	7	—	—	—	7
Harbor Large Cap Value Fund	2	60	—	3	2	57
Harbor Mid Cap Fund[4]	—	1	N/A	—	N/A	1
Harbor Mid Cap Value Fund	10	60	1	3	9	57
Harbor Small Cap Growth Fund	1	31	—	1	1	30
Harbor Small Cap Value Fund	6	81	1	4	5	77
1
Amounts retained by the Distributor for administrative expenses.
2
Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
3
Effective May 30, 2025, Harbor International Core Fund no longer offered Administrative Class shares.
4
Effective May 30, 2025, Harbor Mid Cap Fund no longer offered Administrative Class shares.

73

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly owned subsidiary of the Advisor. Charles F. McCain is a Director of Shareholder Services; Diana R. Podgorny is a Director and Secretary of Shareholder Services; Walt O. Breuninger is the Chief Compliance Officer of Shareholder Servies; Lora A. Kmieciak is the Chief Financial Officer of Shareholder Services; Ryan L. Elve and Dana D. Steiner are each a Senior Vice President of Shareholder Services.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund:
Share Class	Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.19% of the average daily net assets of all Investor Class shares

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, could be compensated for providing distribution, subaccounting, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Distributor, Shareholder Services and/or the Advisor have in the past and could in the future compensate, out of their own assets, certain unaffiliated financial intermediaries for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their shares of the Funds through accounts that are maintained by the financial intermediaries.
In addition, the Advisor and its affiliates have in the past and could in the future pay certain financial intermediaries for certain activities related to the Funds, other Harbor funds or products in general. This may include activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about products, including the Funds and other Harbor funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, the development of technology platforms and reporting systems.
The Advisor has in the past and could in the future also make payments to financial intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other Harbor funds or products or for promoting or making shares of the Funds, other Harbor funds or products available to their clients, which may include intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. The Advisor or its affiliates make these payments from their own assets and not from the assets of the Funds. These payments do not increase the expenses paid by investors for the purchase of Fund shares, or the cost of owning a Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to a financial intermediary may be significant to the intermediary, and amounts that intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, these payments could create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Funds, other Harbor funds or products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or investment professional if he or she receives similar payments from his or her firm.

74

Code of Ethics

Code of Ethics
Harbor Funds, the Advisor, each Subadvisor and the Distributor have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor Funds (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Advisor from profiting from short-term trading in shares of any Harbor Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Advisor relies on each Subadvisor to fulfill its responsibility for monitoring the personal trading activities of the Subadvisor’s personnel in accordance with the Subadvisor’s code of ethics. Each Subadvisor provides Harbor Funds Board of Trustees with a quarterly certification of the Subadvisor’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

75

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Advisor, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s full list of portfolio holdings (with the exception of the Harbor Capital Appreciation Fund) is published quarterly on the 15th calendar day following quarter end on harborcapital.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly on the 10th calendar day following quarter end on harborcapital.com. This information remains available on harborcapital.com until the information is updated for the subsequent period. For Harbor Capital Appreciation Fund, the Fund’s full list of portfolio holdings is published monthly on the 15th calendar day following month end on harborcapital.com and top ten portfolio holdings as a percentage of total net assets are published monthly on the 10th calendar day following month end on harborcapital.com. This information remains available on harborcapital.com until the information is updated for the subsequent period. A Fund may publish its holdings on harborcapital.com more frequently if determined to be appropriate.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Advisor are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the investment process of the Subadvisor and/or the Advisor, as applicable, through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.

76

Portfolio Holdings

Portfolio Holdings
Disclosure Policy —
Continued
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■
The Advisor with respect to all Funds and each Subadvisor solely with respect to the Fund(s) for which it serves as Subadvisor;
■
The Funds’ custodian and accounting agent;
■
Independent rating agency: Morningstar, Inc.
■
Data collection services: FactSet Research System Inc. and Bloomberg Finance L.P.
■
Proxy voting services: Glass, Lewis & Co. LLC and Institutional Shareholder Services
■
Compliance consultants: Adviser Compliance Associates, LLC
■
Other: Donnelley Financial LLC, Automated Securities Clearance LLC, SS&C Advent, Eze Software, Cowen Prime Services
■
Other vendors that provide assistance in connection with services provided to the Funds, including vendors that provide assistance to the Funds’ Subadvisors for the sole purpose of assisting such Subadvisor in performing its services to the respective Fund, such as compliance consultants, data collection services and proxy voting services, and counterparties with respect to redemptions-in-kind
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.
The Advisor, each Subadvisor and their affiliates may provide investment advice to clients (including funds) other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients may have portfolios consisting of holdings substantially similar to those of the Funds and may be subject to different holdings disclosure policies that provide for more frequent disclosure than under the Funds’ policies and procedures. In some cases, such portfolio holdings are made publicly available on a daily basis.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Advisor,  respective Subadvisor or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

77

Proxy Voting

Proxy Voting Policy
REPORTING
A Vote Summary will be prepared for each client that requests Harbor Capital to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by Harbor Capital.
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadvisor, Harbor Capital delegates proxy voting to the Subadvisor. In each instance where proxy voting responsibility has been delegated to one or more Subadvisors, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadvisor (the “Subadvisor Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadvisor Proxy Voting Guidelines are reasonably designed to ensure that the Subadvisor would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadvisor. The Legal and Compliance Team will review any amendments to the Subadvisor Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadvisor must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisors but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadvisor’s compliance program. If Harbor Capital is not satisfied with the Subadvisor’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may replace the Subadvisor or recommend the replacement of the Subadvisor to the Board of Trustees.
Harbor Capital will normally not be privy to a Subadvisor’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadvisor (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadvisor consults with Harbor Capital prior to casting a vote.
The Subadvisors operate independently of each other and it is feasible that the Subadvisors will come to different voting decisions on the same or similar proposals. As long as the Subadvisors are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadvisor applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadvisor considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisors should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadvisor Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadvisor has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisors, each such Subadvisor is responsible for retaining the materials regarding votes cast by them. Each Subadvisor is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for any subadvised products. Harbor Capital will retain this information, along with each Subadvisor’s Proxy Voting Guidelines and any certifications provided by the Subadvisors as to their compliance with their policies and procedures, for six years.
For the proxy voting policy of each discretionary Subadvisor, please see Appendix A.

78

Portfolio Transactions

The Advisor and/or Subadvisor, as applicable, is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Advisor and/or Subadvisor, as applicable, is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and a Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and/or Subadvisor, as applicable, attempts to achieve this result by selecting broker-dealers to execute portfolio transactions taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor and/or Subadvisor, as applicable, may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadvisor and/or the Advisor, as applicable, for effecting a securities transaction for such Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if the Subadvisor and/or the Advisor, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadvisor and/or the Advisor, as applicable, has to a Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Advisor and/or Subadvisor, as applicable, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the other clients of the Subadvisor and/or the Advisor, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of the Subadvisor and/or the Advisor, as applicable, and not solely or necessarily for the benefit of the Funds. Investment management personnel of the Advisor and/or Subadvisor, as applicable, attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor and/or Subadvisor, as applicable, as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more other clients of the Subadvisor and/or the Advisor, as applicable,. Investment decisions for a Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

79

Portfolio Transactions

Broker Commissions
The investment advisory fee that each Fund pays to the Advisor will not be reduced as a consequence of a Subadvisor’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadvisor and/or the Advisor, as applicable, in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadvisor and/or the Advisor, as applicable, in carrying out its obligations to the Funds.
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years.
	Total Brokerage Commissions Paid To Brokers Who Provided Research for the Year Ended 10/31/2025 (000s)	2025	2024	2023
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)[1]	$—	$—	$—	$23
Harbor Capital Appreciation Fund	1,529	3,092	3,862	3,072
Harbor Core Bond Fund	—	—	—	—
Harbor Core Plus Fund	—	—	—	—
Harbor Diversified International All Cap Fund	—	222	199	141
Harbor International Fund	—	515	524	389
Harbor International Compounders Fund[2]	—	13	7	N/A
Harbor International Core Fund	—	370	106	81
Harbor International Small Cap Fund	—	227	235	332
Harbor Large Cap Value Fund	153	289	195	342
Harbor Mid Cap Fund	18	24	32	19
Harbor Mid Cap Value Fund	—	24	35	19
Harbor Small Cap Growth Fund	1,719	2,243	1,495	1,123
Harbor Small Cap Value Fund	355	476	1,011	724
1
On March 1, 2023, Ares Systematic Credit Limited (formerly known as BlueCove Limited) replaced Shenkman Capital Management, Inc. as investment subadvisor to Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund).
2
Commenced operations on March 1, 2024.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadvisor. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

80

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2025, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2025:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Capital Appreciation Fund	Goldman Sachs Group, Inc.	$177,563

Harbor Core Bond Fund	Goldman Sachs Group, Inc.	$20,275
	JPMorgan Chase & Co.	$19,975
	Morgan Stanley	$17,208
	Bank of America Corp.	$13,963

Harbor Core Plus Fund	JPMorgan Chase & Co.	$22,277
	Bank of America Corp.	$2,898
	Morgan Stanley	$2,206

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Portfolio Transactions

Securities Lending
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2025, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2025, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested cash collateral received from borrowers into a pooled investment vehicle approved by the Advisor. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2025, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.
	Capital Appreciation (000s)	Diversified International All Cap (000s)	International (000s)	International Core (000s)	International Small Cap (000s)	Large Cap Value (000s)
Gross income from securities lending activities	$114	$34	$164	$28	$5	$7
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2	2	5	1	—	1
Fees paid for any cash collateral management services that are not included in the revenue split	1	—	1	—	—	—
Administrative fees not included in revenue split	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—
Rebate (paid to borrower)	88	18	114	13	1	1
Other fees not included in revenue split	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	91	20	120	14	1	2
Net income from securities lending activities[1]	$23	$14	$44	$14	$4	$5
1
The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual financial statements due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.

82

Net Asset Value

The net asset value (“NAV”) per share of each class of each Fund is generally determined by the Fund’s Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), the determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Advisor believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds' securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom London Stock Exchange securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Advisor. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value. The Board of Trustees has designated the Advisor to perform fair value determinations pursuant to Rule 2a-5 under the Investment Company Act. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

83

Net Asset Value

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures approved by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ NAVs may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures approved by the Board of Trustees, in place of closing market prices to calculate their NAVs if the Advisor believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund’s net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, a fair value information service provided by an independent third-party pricing vendor will normally be used to determine the fair value of foreign equity security held by each equity Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

84

Tax Information

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes.
Each Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is

85

Tax Information

eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. Reinvested distributions are subject to applicable withholding tax. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of a Fund may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days (or, in the case of certain preferred stocks, 91 days), extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to the Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Fund to recognize income (which would have to be distributed to Fund shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

86

Tax Information

The U.S. federal income tax rules applicable to certain investments or transactions within a Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund) may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs. If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 24% of reportable payments, including dividends , capital gain distributions and proceeds from the redemption or exchange of shares if correct numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service (“IRS”) or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund.

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None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains.
Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.
Under Treasury Regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required

88

Tax Information

disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Core Fund and Harbor International Small Cap Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments. Certain foreign exchange gains and losses realized by the Fund may be treated as ordinary income and losses.
At October 31, 2025, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire. Any such losses carried forward will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR FUNDS
Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund)	$(5,558)	$(5,958)	$(11,516)
Harbor Core Bond Fund	(1,971)	(5,939)	(7,910)
Harbor Core Plus Fund	(46,005)	(97,305)	(143,310)
Harbor International Fund	(223,428)	—	(223,428)
Harbor International Compounders Fund	—	(111)	(111)
Harbor Small Cap Growth Fund*	(768)	(28,430)	(29,198)
*
A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Funds generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

89

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The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

90

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisors unaffiliated with the Advisor. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Advisor and other service providers.
Prior to February 2, 2022, Harbor Core Plus Fund was named Harbor Bond Fund. Prior to March 1, 2023, Harbor International Core Fund was named Harbor Overseas Fund. Prior to March 1, 2026, Harbor Ares Systematic Convertible Securities Fund was named Harbor Convertible Securities Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Advisor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Advisor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Advisor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Advisor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of January 31, 2026, and are therefore presumed to control the  respective Fund.
25% or Greater Ownership
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Diversified International All Cap Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	42%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	38%	—	—

91

Organization and Capitalization

25% or Greater
Ownership — Continued
25% or Greater Ownership — Continued
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Diversified International All Cap Fund
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	—	—	35%

25% or Greater Ownership — Continued
Shareholder Name	International Core Fund	International Fund	International Small Cap Fund	Large Cap Value Fund	Mid Cap Fund	International Compounders Fund	Small Cap Growth Fund
LPL FINANCIAL SAN DIEGO, CA	—	—	—	—	28%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	55%	—	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	26%	28%	—	36%	44%	—	26%
C/O RELIANCE TRUST COMPANY MILWAUKEE, WI	—	—	—	—	—	51%	—
To the extent these shareholders have and exercise voting power with respect to shares of the Funds, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the  respective  Fund and/or the Trust generally.

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of January 31, 2026.
5% or Greater Ownership – Institutional Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Core Plus Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	17%	18%	9%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	22%	—	54%	18%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	30%	—	6%	15%
CAPINCO MILWAUKEE, WI	—	—	—	6%
RAYMOND JAMES SAINT PETERSBURG, FL	—	—	—	12%
BROWN BROTHERS HARRIMAN & CO. NEW YORK, NY	—	36%	—	—
LPL FINANCIAL SAN DIEGO, CA	6%	11%	12%	7%

5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	International Compounders Fund	Diversified International All Cap Fund	International Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	59%	24%	—

92

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	International Compounders Fund	Diversified International All Cap Fund	International Fund
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	13%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	17%	24%
BAND & CO C/O US BANK NA MILWAUKEE, WI	—	5%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	18%	30%
JOINT TENANTS ACCOUNT SHAREHOLDER HINSDALE, IL	20%	—	—
RELIANCE TRUST CO FBO ATLANTA, GA	—	15%	—

5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	International Core Fund	International Small Cap Fund	Large Cap Value Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	31%	31%	28%
LPL FINANCIAL SAN DIEGO, CA	18%	19%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	11%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	35%	27%	22%
RBC CAPITAL MARKETS LLC MINNEAPOLIS, MN	—	—	12%
SPRINGTRUST 3 OLNEY, MD	—	—	—
PERSHING LLC JERSEY CITY, NJ	—	19%	—

5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	10%	—	—	—
CAPINCO MILWAUKEE, WI	13%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	23%	14%	23%
JOHN HANCOCK LIFE INSURANCE COMPANY BOSTON, MA	—	9%	—	—
LPL FINANCIAL SAN DIEGO, CA	48%	—	9%	31%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	9%	7%	6%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	14%	22%	33%	14%
UBATCO & CO LINCOLN, NE	—	—	9%	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	6%	7%	5%
C/O EMPOWER GREENWOOD VILLAGE, CO	—	9%	—	6%
RAYMOND JAMES SAINT PETERSBURG, FL	—	7%	—	—

93

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Administrative Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Plus Fund	Diversified International All Cap Fund
ASCENSUS TRUST COMPANY FBO FARGO, ND	7%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	18%	—
SEI PRIVATE TRUST COMPANY OAKS, PA	—	100%	—	—
EMPOWER TRUST FBO GREENWOOD VILLAGE, CO	13%	—	—	—
FIIOC COVINGTON, KY	14%	—	—	—
JOHN HANCOCK TRUST COMPANY LLC BOSTON, MA	8%	—	—	—
MATC FBO GREECE COIN & STAMP INC. PITTSBURGH, PA	8%	—	9%	—
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	—	—	11%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	15%	—	—	—
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	—	—	16%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	13%	—	9%	100%
PERSHING LLC JERSEY CITY, NJ	—	—	8%	—
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	9%	—

5% or Greater Ownership – Administrative Class — Continued
Shareholder Name	International Fund	International Small Cap Fund
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	23%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	100%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	31%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	12%	—
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE, NC	5%	—

5% or Greater Ownership – Administrative Class — Continued
Shareholder Name	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	6%	53%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	—	—	26%
FIIOC COVINGTON, KY	—	13%	—	—
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	—	11%
MATC FBO GREECE COIN & STAMP INC. PITTSBURGH, PA	—	12%	—	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	37%	—	—

94

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Administrative Class — Continued
Shareholder Name	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	22%	21%	35%	47%
STIFEL NICOLAUS & CO INC SAINT LOUIS, MO	5%	—	—	—
EMPOWER TRUST FBO GREENWOOD VILLAGE, CO	7%	—	—	—
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	39%	5%	—	7%

5% or Greater Ownership – Investor Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	International Compounders Fund	Diversified International All Cap Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	35%	51%	—	98%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24%	30%	—	—
PERSHING LLC JERSEY CITY, NJ	—	10%	—	—

5% or Greater Ownership – Investor Class — Continued
Shareholder Name	International Fund	International Core Fund	International Small Cap Fund	Large Cap Value Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	35%	93%	84%	36%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	6%
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	8%	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	33%	—	—	34%
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	10%	—

5% or Greater Ownership – Investor Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	47%	20%	50%	28%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	6%	—	6%
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	13%	14%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	34%	22%	30%
PERSHING LLC JERSEY CITY, NJ	6%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	—	11%
LPL FINANCIAL SAN DIEGO, CA	—	—	—	7%
ASCENSUS TRUST COMPANY FBO FARGO, ND	9%	—	—	—
EQUITY TRUST FBO WESTLAKE, OH	17%	—	—	—

95

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Investor Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
MATC FBO PERSHING LLC FBO PITTSBURGH, PA	—	5%	7%	—
C/O IPO PORTFOLIO ACCOUNTING COLUMBUS, OH	—	—	8%	—

5% or Greater Ownership – Retirement Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Core Plus Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	20%	11%
BAND & CO C/O US BANK NA MILWAUKEE, WI	—	—	13%	—
CAPINCO MILWAUKEE, WI	—	—	8%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	10%	—	41%	—
C/O EMPOWER GREENWOOD VILLAGE, CO	9%	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	87%	—	—
VOYA INSTITUTIONAL TRUST COMPANY WINDSOR, CT	—	—	—	46%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	33%	6%	6%	24%
JOINT TENANTS ACCOUNT SHAREHOLDER HINSDALE, IL	—	7%	—	—

5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	International Compounders Fund	Diversified International All Cap Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	12%	7%
CAPINCO MILWAUKEE, WI	—	8%
CHRISTIAN CHURCH FOUNDATOIN JOINT INDIANAPOLIS, IN	—	5%
C/O BESSEMER TRUST CO WOODBRIDGE, NH	25%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6%	41%
C/O FASCORE LLC RELIANCE ATLANTA, PA	—	10%
C/O RELIANCE TRUST COMPANY MILWAUKEE, WI	54%	—
TIAA TRUST, N.A. AS CUST CHARLOTTE, NC	—	7%
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE, PA	—	6%

5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	International Core Fund	International Fund	International Small Cap Fund	Large Cap Value Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	8%	10%	—	10%
C/O FASCORE ATLANTA, GA	8%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	15%	—	84%	22%

96

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	International Core Fund	International Fund	International Small Cap Fund	Large Cap Value Fund
C/O EMPOWER GREENWOOD VILLAGE, CO	5%	10%	—	—
DISTRICT OF COLUMBIA 401A DEF CONTR WASHINGTON, DC	—	10%	—	—
EDWARD D JONES & CO SAINT LOUIS, MO	—	14%	—	—
MERRIL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	8%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	13%	18%	—	43%
SAXON & CO CLEVELAND, OH	—	—	9%	10%
C/O RELIANCE TRUST COMPANY MILWAUKEE, WI	6%	—	—	—
LINCOLN RETIREMENT SERVICES COMPANY FORT WAYNE, IN	6%	—	—	—
MUTUAL FUND OPERATIONS JERSEY CITY, NJ	17%	—	—	—

5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	—	—	6%	—
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	—	9%
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	—	22%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	—	16%
C/O EMPOWER GREENWOOD VILLAGE, CO	—	—	8%	—
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	9%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	87%	13%	19%	37%
SAXON & CO. CLEVELAND, OH	—	75%	—	—
VOYA INSTITUTIONAL TRUST COMPANY WINDSOR, CT	—	—	8%	—
CAPINCO MILWAUKEE, WI	—	—	—	5%

97

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company (the “Custodian”) has been retained to act as custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, One Congress Street, Boston, MA 02114-2016.

98

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds as of and for the period ended October 31, 2025, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

99

Appendix a – Proxy Voting

Certain of the Subadvisors’ proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

Acadian Asset Management LLC
POLICY
Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.
Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.
Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.
Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
PROCEDURES
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.
In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.
Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.
Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

100

Appendix a – Proxy Voting

Acadian Asset
Management LLC —
Continued
Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.
Voting Process
Acadian’s Head of Investment Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.
After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.
Proxy Voting Record
Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Ares Systematic Credit Limited
PROXY VOTING POLICY
Proxy Voting Policy: This Policy (“the Policy”) sets out Ares Systematic Credit’s (“the Firm”) approach to proxy voting.
Ownership and Accountability: The Firm’s Head of Compliance is responsible for the design of this Policy. The Firm’s Head of Compliance will ensure that this Policy is reviewed not less than annually.
Proxy Voting Explained: In its capacity as an investment manager, the Firm may have authority to vote as a proxy on behalf of client funds, and managed or segregated accounts. The Firm will vote proxies in the best interests of clients. This Policy acknowledges that from time to time refraining from voting may be in the best interests of clients. The Head of Portfolio Management is responsible for monitoring for situations that require a proxy vote.
Maintenance of Records: The Compliance Team will maintain a record of any proxy voting situations that may occur. The records will include the decision of how the Firm voted and supporting documentation. This Policy and the records of any proxy votes carried out by the Firm will be available to clients upon request.

101

Appendix a – Proxy Voting

Ares Systematic Credit
Limited — Continued
Resolution of Conflicts of Interest: The Firm is privately owned and, other than a wholly owned subsidiary in the United States, has no affiliations with any other company or entity. The subsidiary in the United States does not and is not anticipated to manage investments distinct from those investments managed by the UK parent. The Firm does not hold or manage any proprietary funds or investments. As such, the Firm does not anticipate that it will find itself in conflict with client funds when considering a proxy vote. However, should the Firm ever find itself in conflict with the interests of a client, the Firm’s interests will be subordinate to the interests of the client.
It is also possible that various client funds or portfolios may find themselves in conflict in the context of a proxy vote. Should there be a situation in which client Fund A is in conflict with client Fund B, then the manager will consider the relative number of relevant shares or bonds held by Fund A and B and will vote in favour of the Fund which has the proportionally largest position in the relevant shares or bonds in terms of the NAV of the relevant client fund. For example, if Fund A has 50,000 of XYZ bonds which constitute 1% of Fund A’s NAV, and Fund B has 20,000 of XYZ bonds which constitute 10% of Fund B’s NAV, then the Firm will vote in favour of Fund B. Should multiple client funds find themselves in conflict, then the Firm will vote in favour of the client fund with the biggest proportionate position.
Should Fund A and B have the same proportionate position to two decimal places in the relevant shares or bonds, then the Firm will refrain from voting the position.
Exceptions from this Policy: Exceptions from this Policy may be granted by way of the written approval of the Firm’s CIO. Any exceptions and supporting documentation will be recorded by the Compliance Team.
Approval: This Policy was most recently reviewed and approved by the Board on 25 June 2025.

Aristotle Capital Management, LLC
INTRODUCTION
Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.
PROXY VOTING POLICIES AND PROCEDURES
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.
Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
VOTING GUIDELINES
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
Corporate Governance
Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to limit directors’ liability and broaden directors’ indemnification rights.

102

Appendix a – Proxy Voting

Aristotle Capital
Management, LLC —
Continued
Aristotle expects to generally vote against proposals to: 1) adopt or continue the use of a classified board structure; and 2) add special interest directors to the board of directors (e.g. efforts to expand the board of directors to control the outcome of a particular decision).
Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) adopt confidential voting and independent tabulation of voting results; and 2) require shareholder approval of poison pills.
Aristotle expects to generally vote against proposals to: 1) adopt super-majority voting requirements; and 2) unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
Anti-Takeover Measures, Corporate Restructurings and Similar Maters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover); 2) Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and 3) Require shareholder approval of “poison pills.”
Aristotle expects to generally vote against proposals to: 1) Adopt classified boards of directors; 2) Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and 3) Require a company to consider the non-financial effects of mergers or acquisitions.
Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to eliminate preemptive rights.
Compensation
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) require shareholders approval of golden parachutes; and 2) adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
Aristotle expects to generally vote against proposals to adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.
Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

103

Appendix a – Proxy Voting

Aristotle Capital
Management, LLC —
Continued
Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
Conflicts
In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps: (a) vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Capital’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and (b) for other matters, contact the client for instructions with respect to how to vote the proxy.
Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
Recordkeeping
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place: (i) a copy of this policy; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and (v) records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
Proxy Voting for Accounts Subject to ERISA
Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:
“Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.”
DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2
DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

104

Appendix a – Proxy Voting

Aristotle Capital
Management, LLC —
Continued
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

C WorldWide Asset Management Fondsmaeglerselskab A/S
Engagement and Proxy Voting Policy of the C WorldWide Group
This engagement and proxy voting policy applies to the affiliates of the C WorldWide Group listed in Annex A.
This policy applies to the group’s investments in listed companies on behalf of clients and investors in funds managed by the group. This policy applies to proxy voting where authorisation to exercise voting rights is provided by clients or investors.
This policy complies with article 3g of Directive (EU) 2017/828 as regards to the encouragement of long-term shareholder engagement, Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940 and relevant SEC and SEC Staff Guidance.
Fiduciary Responsibilities
We have a fiduciary responsibility to our clients and investors to act in their best interests. We generally believe that it is in the best interest of our clients and investors to invest in companies that are committed to generating long-term sustainable returns for its shareholders and where we can further enhance this long-term value creation through active ownership.
Consistent with our fiduciary duty, we have written policies and procedures for proxy voting, agree voting parameters with clients, identify and disclose conflicts of interest in the proxy voting process and have clear means to address (mitigate) these. We consider all relevant information and material risks in investment analysis and the proxy decision making and voting process, monitor activities and review these activities not less than annually to ensure that they are adequate and effective.
As active long-term investors, active ownership is an integral part of our investment process. It is anchored directly with our portfolio management teams and is fully integrated in our investment processes including research, stock selection and portfolio construction as well as risk management. This is consistent with our fiduciary duty to consider all relevant information and material risks in investment analysis and the portfolio decision making process.
Our active ownership practices include:
-
Direct engagement with investee companies
-
Collective engagements through external service provider
-
Proxy voting
Direct Engagement
Direct Engagement with investee companies is anchored with and implemented by the investment team directly and is fully integrated in our overall investment process. This approach is core to our stewardship responsibilities since we firmly believe it enhances the quality of engagement and ensures that material factors are carefully considered.
Engagement efforts do not begin or end with the purchase of a company’s stock. Our engagement with investee companies is continuous, meaning that our approach and corporate dialogue is longer-term, supported by ongoing monitoring.
The decision to engage an investee company in relation to a specific matter and the method of engagement is made based on a proportionality consideration of a number of factors, including but not limited to:
-
size of the shareholding in the investee company, and thereby the potential impact to influence change
-
materiality of the matter
-
reliability of data
-
possibility of effecting the behavior of the investee company
-
resources required to conduct any direct engagement.
We engage with management, other executive staff, heads of divisions, and board members of investee the companies either directly through meetings, calls or written communication.

105

Appendix a – Proxy Voting

C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
Collective Engagement
In addition to our direct engagements, we engage collectively with other investors through a third-party engagement service provider with global coverage. This approach gives us access to highly qualified specialists with a strong knowledge and a network that can be leveraged in the ongoing engagement with the investee companies on key issues, including sustainability issues such as human rights, labour rights, environmental issues, and business ethics. Collective engagements are typically initiated based on incidents, meaning the investee company has breached or has good indication of being about to breach international norms or conventions. In special cases we will also communicate or cooperate directly with other stakeholders in the investee companies to engage collectively.
Both direct and collective engagements with investee companies are documented to ensure that we comply fully with applicable laws, rules and regulations.
Proxy Voting
We monitor all general meetings of investee companies and exercise voting rights in investee companies.
We exercise voting rights in accordance with agreed parameters. In general, and in a manner to discharge our fiduciary duties and avoid or address properly conflicts of interest, we will vote in favour of proposals which we believe will benefit long-term sustainable returns to shareholders. Alternatively, we will vote against proposals that in our opinion will reduce long-term shareholder value.
Our votes are generally aligned across the various strategies we manage. In case of discrepancies between the views of two or more portfolio management teams on how to vote on a proposal, the issue will be discussed, and a final unanimous voting decision will be agreed by the relevant portfolio management teams. If the investors in the relevant strategies have different interests in the proposal the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
Before an agreement is reached with a client, we will ensure that we have a reasonable understanding of the client’s objectives, that such objectives are documented and that the voting parameters set out in this policy are in accordance with such objectives and have been agreed to by the client. If a client gives us specific instructions on a proxy, we will follow them.
In order to improve the quality and the breadth of our voting decisions, we have partnered with a leading proxy voting service provider with global coverage. In practice this means that we receive notice of all ballots in the investee companies, as well as research and voting recommendations reflecting our voting policy from the proxy voting service provider. We utilise proxy voting to emphasise the topics discussed with the investee companies in our ongoing engagement with them and to vote on material issues important to the governance of the investee companies.
Our key focus areas for voting include but are not limited to:
-
minority shareholder items
-
remuneration structures
-
increased disclosure and transparency
-
material sustainability related topics
Our proxy voting procedures incorporate the recommendations received from the proxy voting service provider. We will as a general rule vote in line with these recommendations. However, the portfolio managers may occasionally disagree with the voting recommendations if they are not aligned with the portfolio managers’ in-depth knowledge of an investee company and its management.
In addition to input from our proxy voting service provider, our voting decisions incorporate our own company analysis and research, external sell-side research and analytical input from our external engagement research service provider.
In addition to exercising voting rights, we exercise other rights attached to shares in investee companies in the best interest of our clients and investors.
Information on how we voted with respect to the securities of a client is made available to such clients by request
Monitoring
Investee companies are continuously monitored on relevant matters, including strategy and financial and non-financial performance as well as compliance with relevant international standards, including UN Global Compact. We monitor investee companies through public sources, external data providers, external research and our own internal research. Monitoring allows us to track progress in investee companies and assess companies within and across sectors and to ensure that these policies and procedures are being followed.

106

Appendix a – Proxy Voting

C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
Escalation Process
In certain cases, we may experience that our engagement efforts do not result in the required progress or changes that was the engagement objective. In such cases, voting is an escalation method to indicate to the investee company the direction, we would like to see. If we for a longer period of time continue to experience resistance from the investee company, we may decide to divest. However, divestment is seen as a last resort as we would rather engage with the objective to make progress than leave the investee company.
Conflicts of Interests
Conflicts of interest may potentially occur in relation to our investments in investee companies owned or managed by our stakeholders (shareholders, members of management etc.). In order to manage such potential conflicts, there is no involvement of such stakeholders in our investment processes, and we do not invest in IPOs initiated by our shareholders.
If investors in two or more strategies have different interests in a proposal in an investee company the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
We disclose conflicts of interests that cannot be avoided and entail a risk to a client or investor and the steps taken to mitigate those risks.
Public disclosure
On an annual basis, we publicly disclose on our website how the Engagement and Proxy Voting Policy has been implemented, including a general description of voting behaviour, an explanation of the most significant votes and the use of the services of proxy advisors. The annual disclosure includes information on significant engagements and how we have cast votes in the general meetings of investee companies. Such disclosure may exclude votes that are insignificant due to the subject matter of the vote or the size of the holding in the investee company.
Application, Monitoring and Review of Policy
We monitor proxy activity to ensure that this policy and our proxy voting procedures are being followed.
This policy applies as of 2 September 2025 and is reviewed as a minimum on an annual basis.
As adopted by the Board of Directors on 2 September 2025.
Annex A
C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Fund Management S.A.

Cedar Street Asset Management LLC
PROXY VOTING POLICY
Cedar Street frequently invests a material portion of the Funds’ capital in equity securities. As a registered investment adviser, the Firm owes its Investors a duty of care, loyalty and respect with regards to proxy voting activities conducted on behalf the Funds and Clients. In addition, as a fiduciary and a registered investment advisor, Cedar Street is required to vote (or abstain) proxies in a manner that is consistent with the best interests of the Firm’s Investors. Cedar Street will make these policies and procedures available to our Investors upon request. Also, we acknowledge that our Investors have a right to information about how we vote Fund proxies and we will also make that information available upon request.
What is the requirement?
In addition to voting in the best interests of their investors, SEC registered investment advisers must keep a record of all proxies received, the manner in which they voted and any documentation that was material to their decision to vote a particular way. Additionally, each registered adviser must have a policy and procedure that is designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients. As a further point, registered advisers must also deliver their proxy voting log to any client upon their request.
How do we comply?
The CCO will ensure that the Firm retains the following records in connection with proxies:
■
The name of the issuer of the portfolio security;
■
The exchange ticker symbol of the portfolio security;
■
The Council on Uniform Securities Identification Procedures (“CUSIP”) number
■
for the portfolio security;
■
The date the proxy was received and reviewed by Cedar Street;

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Cedar Street Asset
Management LLC —
Continued
■
The date of the shareholder meeting date of the portfolio company;
■
Whether Cedar Street cast its vote on the matter;
■
How Cedar Street cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
■
Whether the registrant cast its vote for or against management.
Prior to voting proxies, Cedar Street will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Cedar Street will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not. Cedar Street will proceed to vote proxies without material conflicts by majority. Cedar Street also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third party when it is determined to be in the best interests of its Clients.
In voting proxies in the best interest of its Clients, Cedar Street will consider the specific strategy surrounding the equity investment. It will then apply the following proxy voting procedures:
Proxy Voting Procedures: The Firm’s Head of Trading and Operations or their designee including a third-party shareholder service provider, reviews proxy ballots and generally votes in accordance with the research recommendations of a major third-party institutional shareholder service provider that is an outsourced independent third party. If the Firm is no longer in a position in a particular security, the Firm will abstain from voting on that security.
Identification of Material Conflicts of Interest: As the Firm is utilizing a third-party shareholder service provider’s researched recommendations, any potential conflict has generally been mitigated. To the extent that the Firm wishes to vote contrary to a third-party shareholder service provider’s recommendations, it is understood that conflicts may arise, and conflicts of interest shall be reviewed prior to casting the Firm’s vote. Access Persons and Employees of Cedar Street are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities and records of Outside Business Activities as defined in the Firm’s Code of Ethics and relationships with officers and directors of publicly traded companies as defined in the Firm’s Code of Ethics. Additionally, both the Firm’s business arrangements and the business and personal relationships of Employees and Access Persons each have the potential to result in proxy voting conflicts of interest under certain circumstances.
As stated above, Access Persons and Employees are required to disclose any business arrangements or personal relationships or other relationships that have the potential to create proxy voting conflicts. In the event that any Employee or Access Person of the Firm becomes aware of the potential for a proxy voting conflict of interest, such Employee or Access Person is required to report such potential conflict to the CCO immediately. Failure to appropriately report information to the CCO that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of Firm policy and may result in disciplinary action up to and including termination of employment.
The Firm’s CCO, or their designee will monitor third party shareholder service provider’s due diligence statements, regarding material conflicts of interest identified by each such third party shareholder service providing proxy research recommendations. No less than annually, the Firm’s CCO, or their designee will pull each third party shareholder service provider’s due diligence questionnaire, Form ADV (where applicable), and any additional disclosure documents that may be applicable to conflicts of interest disclosed by each third party shareholder service provider utilized. Where necessary, the Firm’s CCO, or their designee, will reach out to the third party shareholder service provider’s compliance department to further clarify potential conflicts of interest.
Conflicts identified by any such disclosure may cause the Firm to vote proxies in a manner that is inconsistent with such third party shareholder service provider’s recommendation. In such instances where a conflict of interest has been identified between the Firm and a third party shareholder service provider proxy research recommendations, the Firm will vote based on the best interest of each Client, as identified in this proxy policy.
Third Party Shareholder Service Provider Due Diligence
On not less than an annual basis, the Firm’s CCO, or their designee, shall review the policies and procedures, reputation, and news involving each shareholder service provider’s ability to provide the Firm with accurate research. The CCO, or their designee’s evaluation of each shareholder service provider may include but is not limited to:
■
Departure of key stake holders, including executives, in the company;
■
Conflicts of interest that may influence the objective nature of research provided;
■
Affiliations that may affect the objective nature of research provided;

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Appendix a – Proxy Voting

Cedar Street Asset
Management LLC —
Continued
■
Active, pending or potential litigation ;
■
Enforcement actions by any administrative entity; and
■
Reputation including negative press.
The Firm’s CCO will take into consideration the overall ability of each shareholder service provider’s ability to provide ongoing research support.
Distribution of Proxy Voting Conflicts Questionnaire: If a proxy is received by the Firm, it must be delivered to the Firm’s CCO for review. The CCO is responsible for review of the Firm’s records that may constitute material conflicts of interest as described above. Following the review of the Firm’s records, at her discretion, the CCO may also distribute a questionnaire to all Access Persons and Employees indicating that a proxy related to a particular issue is in the Firm’s possession. Access Persons and Employees will have a prescribed period of time in which to report any additional potential conflicts of which they are aware prior to the Firm returning a proxy vote. Following the CCO’s review for conflicts and the distribution of the proxy conflict check notice, if no material conflicts of interest are noted, the Firm’s Head of Trading and Operations or designee will cast the proxy vote in a manner that is consistent with the best interests of the Firm’s Investors and provide a copy of such vote to the Firm’s CCO for appropriate recordkeeping.
Resolution of Material Conflicts of Interest: In the event that the review of Firm records or the proxy voting conflict questionnaire distribution or other records provided to the CCO indicate the presence or the potential presence of a material conflict of interest between the Firm and its Clients, a shareholder’s representative elected by the vote of the Client may be consulted in order to assess the appropriateness of the Firm’s vote on behalf of the Client. In the case of an individual Client, such Client may be individually consulted in order to assess the appropriateness of the Firm’s vote on behalf of such Client.
The Client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must also be informed of the potential conflict of interest in great detail, providing any and all information related to the conflict that is necessary to understand the nature of such conflict. Additionally, any further information requested by the shareholder’s representative or the Client related to the vote or the Firm’s conflict of interest must be provided directly to the shareholder’s representative or Client directly by the CCO.
In the event that Cedar Street does not vote in accordance with the research recommendations of a major third-party institutional shareholder service provider, and in the absence of specific voting guidelines from a Client, or shareholder’s representative, where applicable, Cedar Street will resolve material conflicts of interest by either abstention from voting such proxies, or voting such proxies in the best interests of each Client according to, but not limited to, the following factors:
■
whether the proposal relates to a routine corporate housekeeping matter;
■
whether the proposal’s anticipated costs and associated benefits with the
■
proposal are in the best interests of the Client;
■
whether the proposal was recommended by management and Cedar Street’s opinion of management;
■
whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer’s board or implicates other corporate governance matters; and
■
whether the proposal fairly compensates management for past and future performance, including the impact on liquidity if any.
Such factors may result in different voting results among Clients for proxies from the same issuer. Cedar Street will promptly forward any claim forms it receives to the Client’s custodian and provide reasonable assistance to the extent necessary (e.g. provide factual information in its possession as reasonably requested).

EARNEST Partners LLC
PROXY POLICIES
As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.

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EARNEST Partners LLC —
Continued
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■
While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
■
The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
■
The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
■
All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
PROXY PROCEDURES
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above, the Adviser’s Proxy Voting Guidelines (currently obtained from Institutional Shareholder Services (ISS)) and the different categories of Clients, as determined by the Adviser. Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Income Research + Management
PROXY VOTING POLICY
Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.
Statement of Policy
The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.
It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities he ld in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR&M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.

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Appendix a – Proxy Voting

Income Research +
Management — Continued
Who is Responsible for Implementing this Policy?
The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).
Procedures to Implement this Policy
Client Disclosure
The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.
In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.
Administration
In implementing these procedures, IR+M will ensure:
■
The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
■
Voting responsibility between IR+M and the client is clear in the investment management agreement.
■
Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.
■
Our clients may obtain a copy of the Proxy Policy upon request.
Maintaining Records
IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.
Guidelines
If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.
Conflicts of Interest
A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and to ensure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Management Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted. In the event such a conflict of interest still cannot be mitigated, IR+M may seek out an independent fiduciary to vote the proxy.
Effective: October 2023

Jennison Associates, LLC
I.POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

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Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
II.PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company

112

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals:
■
A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials.
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.

113

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.
III.INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures
■
Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes
■
Review all Guideline overrides
■
Review quarterly voting metrics and analysis published by the Proxy Team
■
Review accuracy of the application of Custom Guidelines
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review: Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

LSV Asset Management
Proxy Voting
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.

114

Appendix a – Proxy Voting

LSV Asset Management —
Continued
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC’s standard Benchmark Policy guidelines for applicable markets, as updated from time to time. Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time. The climate guidelines also may be applied to existing clients’ accounts upon request. These guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV or selected other available GLC guidelines for their account, those guidelines will be followed with the assistance of GLC. LSV describes available GLC guidelines to clients on at least an annual basis.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address these concerns, GLC actively monitors information sources for supplemental or updated information from issuers and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and those of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person. Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients’ decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time. LSV will additionally provide any registered investment company for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

115

Appendix a – Proxy Voting

LSV Asset Management —
Continued
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.
Further, LSV is able to offer, to interested clients upon request, thematic guidelines. These include an additional level of analysis with respect to certain considerations, do not account for certain considerations, and/or favor or disfavor certain types of corporate policies or practices. GLC’s thematic guidelines thus provide a range of approaches for clients with their own perspectives on ESG or other issues. The following guidelines are available and may be obtained from LSV and applied to existing clients’ accounts upon request: Catholic guidelines; Corporate Governance Focused guidelines; ESG guidelines; Investment Manager guidelines; Public Pension guidelines; Taft-Hartley guidelines; and Trust Bank guidelines.

Marathon Asset Management Limited
GENERAL
Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so and if permitted under a client’s IMA/IAA.
A Proxy Voting Dashboard is available on the Marathon Asset Management website showing our vote history with a 180-day lag. Marathon has also been a member of the Principles for Responsible Investment since January 2019. Separately, the firm is a signatory to the UK Stewardship Code by the UK’s Financial Reporting Council. Marathon is also a signatory to the Japanese Stewardship Code.

116

Appendix a – Proxy Voting

Marathon Asset
Management Limited —
Continued
PROXY ADVISORS
In order to facilitate the proxy voting process, Marathon Asset Management has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS are an independent proxy advisor firm who specialize in providing a variety of fiduciary-level proxy advisory and voting services.
ISS also assist the firm by developing and updating their own set of guidelines which are incorporated into our guidelines by reference. They provide research and analysis on stock within all of Marathon’s portfolios, they will vote the ballots through their online portal and will give recommendations based on each agenda item compiled by their analysts in each region.
Marathon does not automatically accept the pre-populated responses input by ISS, nor automatically submits the clients’ votes. Instead, all proxy events & supporting documentation (including internal research) are reviewed by the relevant portfolio manager(s)/analyst(s) for their consideration. Each PM has the option to accept the ISS recommendation, or to vote against the rationale provided by ISS. In these cases, a written explanation on the reasons to vote against the recommendation will be retained. This will include any new information filed by an issuer that may impact their decision. Typically, Marathon aims to submit a response at the date of the earliest custodian date (not ISS date, which can be later). If it becomes apparent that new information is about to be filed by an issuer that could have a significant bearing on the proxy voting decision, the team responsible for submitting Marathon’s response would be asked to reach out to the relevant custodian to discuss delaying submission.
Written confirmation of the portfolio managers’ decision with regards to a proxy voting matter is received in writing by the relevant team, prior to submission via the ISS platform. In extremis, if matters materially altered as a result of information released by the issuer and Marathon had already filed, the relevant team would look to re-submit, talking to custodians as needed.
Where possible, all agenda items will be voted on a case-by-case basis with no pre-defined policy on how to vote certain events with PMs following any pre-defined client instructions accordingly. Marathon may engage with clients where voting authority has been retained by the client in order to discuss Marathon’s view on a matter.
Separately, on any contentious issue Marathon may also look to contact clients to ensure their respective custodian recalls and restrict any stock on loan to enable all share to be voted. Note: Marathon’s overriding objective when investing or voting proxies is to achieve economic benefit for our clients within their agreed risk parameters. Portfolio Managers will expressly prioritize these economic aims over unrelated objectives which would lead them either to sacrifice investment return or take on additional investment risk to promote non-pecuniary goals.
The decision by Marathon to retain ISS is reviewed each year with input from investment managers, compliance and the proxy voting team. This review precedes the annual service review.
PROXY VOTING PROCESS
In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing.
Marathon’s proxy team have access to the ISS web platform where ballots are collated from each custodian and linked to the appropriate meeting. These meetings are monitored and recorded in a central spreadsheet. Once the research has been updated, it will be sent to the Investment Manager to solicit their response by the stated deadline. From time to time, proxy votes will be solicited which involves special circumstances and require additional research and discussion. Any additional discussion may be conducted as soon as practical and with best endeavors before the ballot deadlines.
ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians; this reporting is available to clients on request. Marathon’s voting history is also published on its website 180 days after the meeting.
There may, from time to time, be instances when votes cast by Marathon on a client’s behalf are rejected. This could be for various reasons outside of Marathon’s control; including missing documentation that needs to be provided by the beneficial owner. E.g., There are some countries that require Power of Attorney documentation which authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. On a best efforts’ basis, Marathon requests custodians to provide a list of missing POAs for each of our clients on an annual basis to avoid these issues.
Quarterly checks are also completed across different markets and mandates to ensure ballots are being received from the custodian. Quarterly checks on voting will also be conducted by Risk to ensure accuracy and to flag any concerns or breaches to this policy.

117

Appendix a – Proxy Voting

Marathon Asset
Management Limited —
Continued
SPECIAL CIRCUMSTANCES
Marathon considers their ability to engage with management of companies in which it invests carefully but also considers the right to be able to call a special meeting an important stewardship tool. As such, Marathon may from time to time, either independently or in collaboration with other shareholders call for special meetings.
CONFLICTS OF INTEREST
Occasions may arise during the voting process where a potential conflict of interest could arise. Such conflicts could include: (i) where portfolio managers have opposing views in connection with voting shares of a company they are both invested in; (ii) where Marathon has a separate material relationship with, or is soliciting business from, a company lobbying for proxies; or (iii) where a personal relationship exists, such as where a friend or relation is serving as a director of a company soliciting proxies.
A conflict could also exist if a material business relationship exists with a proponent or opponent of a particular initiative. Where Marathon identifies a material conflict of interest, the team involved will raise the matter with Compliance. Such reporting will include full details of the issue including why the conflict is deemed material with confirmation how the proxy vote is to be undertaken in the best interests of all clients thereby helping to mitigate any conflict identified.

Westfield Capital Management Company, L.P.
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
• oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
• ensure required proxy records are retained according to applicable rules and regulations and internal policy;
• distribute proxy reports prepared by the vendor for internal and external requests;
• review the proxy policy and voting guidelines at least annually; and
• identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

118

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
• company name
• meeting agenda
• how the account voted on each agenda item
• how management recommended the vote to be cast on each agenda item
• rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

119

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
• a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
• electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
• records of each vote cast for each client;
• documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
• written reports to clients on proxy voting and all client requests for information and Westfield’s response;
• disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

120

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborcapital.com
HF.SAI.0326

HARBOR FUNDS
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	(1)	Amended and Restated Agreement and Declaration of Trust dated December 16, 2016, filed with Post-Effective Amendment No. 131 on October 30, 2017
	(2)	Schedule A to Amended and Rested Declaration of Trust dated November 13, 2023 – filed with Post-Effective Amendment No. 174 on February 29, 2024
b.		Amended and Restated By-Laws dated January 10, 2024 – filed with Post-Effective Amendment No. 174 on February 29, 2024
c.
Article VI of the Amended and Restated Agreement and Declaration of Trust dated December 16, 2016 and
Article III of the Amended and Restated By-Laws dated December 16, 2016; filed with Post-Effective
Amendment No. 131 on October 30, 2017

d.	(1)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Capital
Appreciation Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013

(2)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC
– Harbor Capital Appreciation Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(3)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Large
Cap Value Fund – dated March 1, 2020, filed with Post-Effective Amendment No. 160 on February 25,
2020

(4)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Aristotle Capital
Management, LLC – Harbor Large Cap Value Fund – dated March 1, 2020, filed with Post-Effective
Amendment No. 160 on February 25, 2020

	(5)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Fund – dated December 1, 2019, filed with Post-Effective Amendment No. 151 on September 5, 2019
(6)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC
– Harbor Mid Cap Fund – dated December 1, 2019, filed with Post-Effective Amendment No. 151 on
September 5, 2019

	(7)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Value Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013
(8)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and LSV Capital
Management – Harbor Mid Cap Value Fund – dated October 1, 2019, filed with Post-Effective Amendment
No. 152 on September 12, 2019

(9)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small
Cap Growth Fund – dated July 1, 2013; filed with Post-Effective Amendment No. 101 on August 15, 2013

(10)
Amended and Restated Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and
Westfield Capital Management Company, L. P. – Harbor Small Cap Growth Fund – dated February 1, 2022
– filed with Post-Effective Amendment No. 169 on February 23, 2022

(11)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small
Cap Value Fund – dated July 23, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013

(12)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC
– Harbor Small Cap Value Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(13)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Diversified International All Cap Fund – dated November 1, 2015, filed with Post-Effective Amendment
No. 116 on October 29, 2015

(14)
Amended and Restated Investment Advisory Agreement for Subadvisor between the Registrant, Harbor
Capital Advisors, Inc. and Marathon Asset Management LLP - Harbor Diversified International All Cap
Fund – dated March 1, 2025 - filed with Post-Effective Amendment No. 175 on February 27, 2025

	(15)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013
(16)
Amended and Restated Investment Advisory Agreement for Subadvisor between the Registrant, Harbor
Capital Advisors, Inc. and Marathon Asset Management LLP – Harbor International Fund – dated March 1,
2025 - filed with Post-Effective Amendment No. 175 on February 27, 2025

(17)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
International Small Cap Fund – dated February 1, 2016, filed with Post-Effective Amendment No. 120 on
January 28, 2016

(18)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Cedar Street Asset
Management LLC - Harbor International Small Cap Fund – dated May 23, 2019, filed with Post-Effective
Amendment No. 151 on September 5, 2019

(19)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
International Core Fund – dated March 1, 2019, filed with Post-Effective Amendment No. 144 on
December 10, 2018

(20)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Acadian Asset
Management LLC – Harbor International Core Fund – dated October 1, 2019, filed with Post-Effective
Amendment No. 152 on September 12, 2019

(21)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Core
Plus Fund – dated February 2, 2022 – filed with Post-Effective Amendment No. 169 on February 23, 2022

(22)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income Research &
Management – Harbor Core Plus Fund – dated February 2, 2022 – filed with Post-Effective Amendment
No. 169 on February 23, 2022

(23)
Amended and Restated Investment Advisory Agreement between the Registrant and Harbor Capital
Advisors, Inc. – Harbor Core Bond Fund – dated December 1, 2021 – filed with Post-Effective Amendment
No. 169 on February 23, 2022

(24)
Amended and Restated Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and
Income Research + Management – Harbor Core Bond Fund – dated December 1, 2021 – filed with
Post-Effective Amendment No. 169 on February 23, 2022

(25)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Convertible Securities Fund – dated March 1, 2023, filed with Post-Effective Amendment No. 171 on
February 24, 2023

(26)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BlueCove Limited (now
known as Ares Systematic Credit Limited) – Harbor Convertible Securities Fund (now known as Harbor
Ares Systematic Convertible Securities Fund) – dated February 1, 2026, filed herewith

	(27)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Compounders Fund – filed with Post-Effective Amendment No. 174 on February 29, 2024
	(28)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc., and C WorldWide Asset Management Fondsmaeglerselskab A/S – filed with Post-Effective Amendment No. 174 on February 29, 2024
	(29)	Contractual Expense Limitation between the Registrant on behalf of certain series and Harbor Capital Advisors, Inc. dated March 1, 2026 – filed herewith
	(30)	Contractual Advisory Fee Waiver between the Registrant on behalf of certain series and Harbor Capital Advisors, Inc. dated March 1, 2026 – filed herewith
e.	(1)	Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated July 1, 2013, filed with Post-Effective Amendment No. 128 on May 11, 2017
	(2)	Amendment to Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated March 1, 2024 – filed with Post-Effective Amendment No. 174 on February 29, 2024
f.		None
g.	(1)
Custodian Agreement between the Registrant and State Street Bank and Trust Company dated
November 19, 1986, as amended through December 1, 2019, filed with Post-Effective Amendment No. 162 on December 15, 2020

	(2)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated March 1, 2024 – filed with Post-Effective Amendment No. 174 on February 29, 2024
h.	(1)
Transfer Agency and Service Agreement between the Registrant and Harbor Services Group, Inc. (f/k/a
Harbor Transfer, Inc.) dated June 7, 2001, filed with Post-Effective Amendment No. 32 on April 20, 2001

	(2)	Transfer Agency and Service Agreement Fee Schedule dated March 1, 2026 – filed herewith
	(3)	Form of Rule 12d1-4 Fund of Funds Investment Agreement – filed with Post-Effective Amendment No. 169 on February 23, 2022
i.		Legal Opinion of General Counsel – filed herewith
j.		Consent of Independent Registered Public Accounting Firm – filed herewith
k.		None
l.		None

m.	(1)	Administrative Class Shares Distribution Plan adopted August 31, 2011; filed with Post-Effective Amendment No. 96 on February 27, 2012
	(2)	Investor Class Shares Distribution Plan adopted August 31, 2011; filed with Post-Effective Amendment No. 96 on February 27, 2012
n.		Multiple Class Plan pursuant to Rule 18f-3 dated August 7, 2017, filed with Post-Effective Amendment No. 130 on August 17, 2017
o.		Power of Attorney dated July 1, 2025 – filed herewith
p.	(1)	Harbor Funds Code of Ethics dated December 1, 2025 – filed herewith
	(2)	Harbor Capital Advisors, Inc. and Harbor Funds Distributors, Inc. Code of Ethics and Standards of Conduct dated December 1, 2025 – filed herewith
	(3)	Acadian Asset Management LLC Code of Ethics dated January 2025 – filed herewith
	(4)	Aristotle Capital Management, LLC Code of Ethics dated December 8, 2025 – filed herewith
	(5)	BlueCove Limited (now known as Ares Systematic Credit Limited) Code of Ethics dated July 1, 2025 – filed herewith
	(6)	C WorldWide Asset Management Fondsmaeglerselskab A/S Code of Ethics dated May 27, 2025 – filed herewith
	(7)	Cedar Street Asset Management LLC Code of Ethics dated April 2023 – filed with Post-Effective Amendment No. 174 on February 29, 2024
	(8)	EARNEST Partners LLC Code of Ethics dated July 10, 2018, filed with Post-Effective Amendment No. 144 on December 10, 2018
	(9)	Income Research + Management Code of Ethics dated July 14, 2022 – filed with Post-Effective Amendment No. 171 on February 24, 2023
	(10)	Jennison Associates LLC Code of Ethics dated December 31, 2023 – filed with Post-Effective Amendment No. 175 on February 27, 2025
	(11)	LSV Asset Management Code of Ethics dated April 4, 2025 – filed herewith
	(12)	Marathon Asset Management LLP Code of Ethics dated July 2024 – filed with Post-Effective Amendment No. 175 on February 27, 2025
	(13)	Westfield Capital Management Company, L.P. Code of Ethics dated October 21, 2024 – filed with Post-Effective Amendment No. 175 on February 27, 2025

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
The Registrant maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Advisor” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.
For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The file number for each Subadviser is listed below.
File Number	Subadviser
801-28078	Acadian Asset Management LLC
801-60014	Aristotle Capital Management, LLC
801-121056	Ares Systematic Credit Limited (formerly, BlueCove Limited)
028-16306	C WorldWide Asset Management Fondsmaeglerselskab A/S
801-114121	Cedar Street Asset Management LLC
801-56189	EARNEST Partners, LLC
801-29482	Income Research + Management
801-5608	Jennison Associates LLC
801-47689	LSV Asset Management
801-63397	Marathon Asset Management LLP
801-69413	Westfield Capital Management Company, L.P.
Item 32. Principal Underwriter
(a)
None

(b)
The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Harbor Funds Distributors, Inc.:
Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Charles F. McCain	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Chief Executive Officer	Chairman, Trustee and President
John S. Halaby	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, President	None
Stephanie A. Nee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Chief Compliance Officer and Secretary	None
Chase A. Bower	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President, Head of Sales	None
Timothy M. Buick	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Mary B. Gordon	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Johanna Z. Vogel	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Dale J. Korman	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
John Montague	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Chad M. Harding	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Donald S. Allen	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Donald L. Best	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Matthew T. Sullivan	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Rory N. Camardello	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Adam D. Liebentritt	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Todd F. Ermenio	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Jason D. Lauderback	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Alexandra W. Richardson	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Justin S. Hatch	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Joel MD. Johnson	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Nicholas B. Angell	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Jacob J. Kunkel	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President, Chief Financial Officer and Treasurer	None
Bobby Marks	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President, Head of Internal Sales	None
Joseph P. Alkaraki	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Stephen J. Evangelista	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Bryan P. Griffin	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Scott C. Sinclair	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Diane J. Johnson	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President	Vice President
Matthew R. Hermenau	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Colleen O’Donnell	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President	None
Ryan L. Elve	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President	Vice President and AML Compliance Officer

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Dana D. Steiner	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President	Vice President
(c)
Not applicable
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. each of which is located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by each Fund’s respective subadviser at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
Not applicable
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on February 25, 2026.
Harbor Funds
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	February 25, 2026
/s/ Howard M. Reich Howard M. Reich	Treasurer (Principal Financial and Accounting Officer)	February 25, 2026
/s/ Anne F. Ackerley* Anne F. Ackerley	Trustee	February 25, 2026
/s/ Scott M. Amero* Scott M. Amero	Trustee	February 25, 2026
/s/ Donna J. Dean* Donna J. Dean	Trustee	February 25, 2026
/s/ Robert Kasdin* Robert Kasdin	Trustee	February 25, 2026
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	February 25, 2026
/s/ Douglas J. Skinner* Douglas J. Skinner	Trustee	February 25, 2026
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	February 25, 2026
/s/ Landis Zimmerman* Landis Zimmerman	Trustee	February 25, 2026
By* /s/ Charles F. McCain

 Charles F. McCain
 As Attorney-in-Fact
 Dated: February 25, 2026
* Pursuant to Powers of Attorney dated July 1, 2025 - filed herewith.